UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
(Rule 14a-101)
SCHEDULE 14A
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Thermo Fisher Scientific Inc.
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Building a
brighter
future

Notice of Annual Meeting of Shareholders and **Proxy Statement 2023**

From our Chairman, President and CEO

Dear Shareholder,
Thank you for the confidence you have placed in Thermo Fisher Scientific.
Our company’s success is propelled by a profound Mission – to enable our customers to make the world healthier, cleaner and safer. This inspires our 125,000 colleagues to bring their best each day because we know the work we do is helping our customers address some of the world’s greatest challenges. I’m very proud of what we achieved in 2022, as we continued to fulfill our Mission and delivered for all of our stakeholders.
Our financial results in 2022 are a testament to the power of our Mission and the passion of our extraordinary team. During the year, we grew our revenue by 15 percent to $44.92 billion. We also delivered strong earnings results, consisting of GAAP diluted earnings per share (“EPS”) of $17.63 and adjusted EPS* of $23.24, and we generated very strong free cash flow* of $6.94 billion. We also returned significant capital to our shareholders through $3.5 billion of stock buybacks and dividends.
Our continued success is propelled by our proven growth strategy, which consists of three pillars:
•Developing high-impact, innovative new products
•Leveraging our scale in high-growth and emerging markets
•Delivering a unique value proposition to our customers
In 2022, we invested $1.5 billion in research and development, we executed on the capacity and capability investments we’ve made over the past three years, and we successfully integrated PPD to create even more value for our pharmaceutical and biotechnology customers.
All of this will create an even brighter future for Thermo Fisher.
As a Mission-driven company, we are also committed to creating a brighter future for society overall, and I’m proud of the progress we made during the year on our sustainability priorities:
•We reduced our carbon footprint and finalized power purchasing agreements to accelerate our transition to 100% renewable energy for our U.S. operations
•We increased our greenhouse gas emissions reduction target to achieve a 50% reduction by 2030 for our operations
•Our Foundation for Science supported students around the world with STEM education programs, and we became the title sponsor of the premier middle school STEM competition in the U.S.
•Our colleagues collectively volunteered more than 120,000 hours to advance STEM education and support their communities
Doing business the right way includes doing right by our colleagues. Based on our strong performance in 2022, we reinvested in our team and made two special payments to non-executive colleagues to help offset the impact of inflation. We were also recognized throughout the year for our industry leadership and inclusive culture.
So, once again, it was a great year for Thermo Fisher.
On behalf of our global team, thank you for your support of Thermo Fisher Scientific. We look forward to your attendance at our 2023 Annual Meeting of Shareholders on May 24, 2023 at 1:00 p.m. (ET).
Sincerely,

Our financial results in 2022 are a testament to the power of our Mission and the passion of our extraordinary team.”

Marc N. Casper Chairman, President and Chief Executive Officer April 7, 2023
* Adjusted EPS and free cash flow are financial measures that are not prepared in accordance with generally accepted accounting principles (“GAAP”). Appendix A to this Proxy Statement defines these and other non-GAAP financial measures and reconciles them to the most directly comparable historical GAAP financial measures.

Notice of 2023 annual meeting of shareholders

DATE & TIME Wednesday, May 24, 2023 1:00 p.m. (ET)	LOCATION www.virtualshareholdermeeting.com/TMO2023	RECORD DATE March 27, 2023
Items of business

Election of directors	Approval of an advisory vote on executive compensation	Approval of an advisory vote on the frequency of future executive compensation advisory votes
Page 8	Page 28	Page 29
FOR each nominee	FOR	EVERY YEAR

Ratification of the selection of the independent auditors	Approval of the Amended and Restated 2013 Stock Incentive Plan	Approval of the 2023 Global Employee Stock Purchase Plan
Page 58	Page 60	Page 64
FOR	FOR	FOR
Shareholders will also consider any other business properly brought before the meeting.

By Order of the Board of Directors,
Julia L. Chen
Vice President and Secretary
April 7, 2023
Review your Proxy Statement and vote in one of the following ways:

INTERNET Visit the website listed on your Notice of Internet Availability, proxy card or voting instruction form	TELEPHONE Call the telephone number on your proxy card or voting instruction form	MAIL Sign, date and return your proxy card or voting instruction form in the enclosed envelope
Please refer to the proxy materials or the information forwarded by your bank, broker, trustee or other intermediary to see which voting methods are available to you.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 24, 2023
The Proxy Statement and 2022 Annual Report are available at www.proxyvote.com.
This notice and the accompanying Proxy Statement, 2022 Annual Report, and proxy card or voting instruction form were first made available to shareholders on April 7, 2023. You may vote if you owned shares of our common stock at the close of business on March 27, 2023, the record date for notice of, and voting at, our annual meeting.

Frequently Requested Information

Board Diversity	15

Board Leadership Structure	17

Board Self-Evaluation	16

Board Skills and Experience	9

CEO Pay Ratio	54

Clawback Policy	43

Committees of the Board	18

Components of Our Compensation Program	31

Named Executive Officers	30

Oversight of Cybersecurity and Information Technology	22

Oversight of ESG	22

Oversight of Risk and Strategy	20

Peer Group	42

Policy on Hedging and Pledging	43

Shareholder Engagement Program	23

Stock Ownership Guidelines	43

Summary Compensation Table	44

Thermo Fisher Scientific Inc. 168 Third Avenue, Waltham, MA 02451 USA thermofisher.com

2023 Proxy Statement	thermofisher.com	3

Company overview
Who we are

Thermo Fisher Scientific Inc. (also referred to in this document as “Thermo Fisher,” “we,” “us,” “our,” and the “Company”) is the world leader in serving science. Our Mission is to enable our customers to make the world healthier, cleaner and safer. Whether our customers are accelerating life sciences research, solving complex analytical challenges, increasing productivity in their laboratories, improving patient health through diagnostics or the development and manufacture of life-changing therapies, we are here to support them. Our global team delivers an unrivaled combination of innovative technologies, purchasing convenience and pharmaceutical services through our industry-leading brands, including Thermo Scientific, Applied Biosystems, Invitrogen, Fisher Scientific, Unity Lab Services, Patheon and PPD.
Industry-leading scale
•Exceptional commercial reach
•Unique customer access
•Extensive global footprint
•Diversified revenue base
•Very strong recurring revenue mix
Unmatched depth of capabilities
•Leading innovative technologies
•Deep applications expertise
•Premier productivity partner
•Comprehensive pharma services offering
>$40B revenue >125,000 colleagues $1.5B R&D investment

Our Mission is our purpose, to enable our customers to make the world healthier, cleaner, and safer. Our teams around the world strive to achieve this Mission every day, and our actions ultimately create an even brighter future for Thermo Fisher and all our stakeholders. Our formula for success starts with our aspirations for the decade ahead, which were established by management, with oversight by our Board, and articulated in our 2030 Vision. To achieve our vision, the Company sets and executes on a rolling 5-year strategic plan in order to identify key opportunities in the markets we serve and develop a roadmap to capture those opportunities, both through organic initiatives and through mergers and acquisitions. Focused execution is key to our success. Our annual goal tree represents our priorities for the year ahead, which are translated into the key objectives that we need to accomplish to ensure that our businesses and functions have clear goals that are aligned to our short- and long-term success. Our work is powered by our PPI Business System, a deeply ingrained philosophy of operational excellence, as well as our 4i Values and our environmental, social, and governance (“ESG”) strategy. We continue to build on our Mission-driven culture through the exceptional talent we attract and develop, that brings its best to work each day and focuses on the priorities we have established.

4	2023 Proxy Statement	thermofisher.com

Company overview

Our Mission
At Thermo Fisher, everything we do begins with our Mission – to enable our customers to make the world healthier, cleaner and safer. We have a remarkable team of colleagues around the globe who are passionate about helping our customers address some of the world’s greatest challenges. Whether they are developing new treatments for disease, protecting the environment or ensuring public safety, our customers count on us to help them achieve their goals.

Healthier
Advancing promising new drugs
Cleaner
Uncovering clues about our changing climate
Safer
Ensuring safe drinking water

Our Values
Thermo Fisher’s 4i Values of Integrity, Intensity, Innovation and Involvement are the foundation of our culture. They guide our colleagues’ interactions — with our customers, suppliers and partners, with each other and with our communities. We continue to create a bright future for our Company by doing business the right way.

Integrity
Honor commitments, communicate openly and demonstrate the highest ethical standards
Intensity
Be determined to deliver results with speed, excellence and a passion to succeed
Innovation
Create value by transforming knowledge and ideas into differentiated products and services for our customers
Involvement
Make connections to work as one global team, embracing unique perspectives and treating others with dignity and respect

Corporate social responsibility
As the world leader in serving science, we bring our Mission to life in the work we do to make a difference for our customers and for society. We are uniquely positioned to contribute to a sustainable future with a global team of more than 125,000 dedicated colleagues that helps our customers discover new therapies and medicines, protect the environment, make sure our food is safe and advance science through thousands of other bold projects that improve millions of lives.
Our approach to sustainability is built on a framework of four key pillars – Operations, Colleagues, Communities and Environment – that reinforce our Mission, are foundational to our business strategy and reflect our commitment to all stakeholders. By taking deliberate actions today that address ESG risks, impacts and opportunities, we are strengthening our business for tomorrow’s customers, colleagues and communities.

Operations

The products, technologies and services we provide to our customers help them tackle some of the world’s greatest societal and environmental challenges. Our unwavering commitment to the highest ethical, quality, safety and sourcing standards drives the operational integrity to support their success, deliver greater value and build a brighter future.

Colleagues

Our colleagues bring outstanding talent and passion every day. To reach our full potential as one global team, we are continuing to build a workforce that reflects the rich diversity of the world around us, fostering a vibrant and inclusive culture and creating the growth opportunities and pathways that allow colleagues to build meaningful careers at Thermo Fisher.

Communities

We are deeply committed to delivering local impact on a global scale in support of the communities where we live and work. Enabled by our Foundation for Science, we leverage the aspects of our business that uniquely position us to advance STEM education and health equity as drivers of economic and social opportunity that are key to building a brighter future.

Environment

As we innovate to serve our customers, we actively work to minimize environmental impacts across our operations and value chain. Our approach to climate, nature and sustainable design engages customers and suppliers to amplify collective progress.
Our climate strategy aligns with the Paris Agreement, the 1.5°C pathway and the Science Based Targets initiative’s Net-Zero Standard. We have set a goal to achieve net zero greenhouse gas (“GHG”) emissions across our value chain by 2050 with two interim targets that drive near-term progress: by 2030, we will reduce Scope 1 and Scope 2 GHG emissions by more than 50% from a 2018 base year, and by 2027, we will engage 90% of suppliers, by spend, to set their own science-based targets.

For more information regarding the Board’s oversight of corporate social responsibility matters, see “Oversight of ESG” on page 22.

2023 Proxy Statement	thermofisher.com	5

Company overview
2022 performance

Proven Growth Strategy

Revenue 15% Growth

Commitment to high impact innovation
•Innovation is a significant element of our proven growth strategy and central to enabling our customers in the development and scaling of major scientific advancements
•In 2022 we launched many outstanding new products across our businesses that strengthen our industry leadership and drive strong returns on investment
Scale in high growth emerging markets
•Leveraging our scale and leading commercial infrastructure in high growth emerging markets is a key competitive differentiator
•We offer outstanding supply chain capabilities and localized research and development and manufacturing to key markets as well as provide a unique customer experience and industry leading e-commerce platform
Unique customer value proposition
•We help our customers accelerate innovation and enhance their productivity with a unique product and service portfolio
•Our unparalleled customer access and trusted partner status differentiates us from peers, allowing us to increase share of wallet with existing customers and win new business
•We are continuously enhancing our offering through organic investments and strategic acquisitions

Operating Income 19% CAGR	Adjusted EPS* 17% CAGR	Free Cash Flow* 15% CAGR

Total Return to Shareholders

Quarterly Dividends £15% Compared to 2021	Three-Year TSR 71%	Five-Year TSR 194%	2022 Share Repurchases $3.0B

*    Adjusted EPS and free cash flow are financial measures that are not prepared in accordance with GAAP. Appendix A to this Proxy Statement defines these and other non-GAAP financial measures and reconciles them to the most directly comparable historical GAAP financial measures.

6	2023 Proxy Statement	thermofisher.com

Company overview

2022 shareholder engagement
Our Board and management team are committed to engaging with and listening to our shareholders. During 2022, we contacted shareholders representing approximately 50% of our outstanding shares to solicit their feedback. During these meetings, we discussed a number of topics, including corporate governance practices, executive compensation and environmental and social issues. We asked our shareholders for their feedback to ensure that we had firsthand knowledge of their perspectives and any concerns related to our current practices. This dialogue has informed our Board and led to enhancements that help us address the issues that matter most to our shareholders.

Key topics discussed with shareholders
In the engagements with our shareholders during 2022, we gained valuable feedback on several issues and topics of mutual interest, including those listed below.

Topic	What we heard from our shareholders	Governance and compensation enhancements informed by shareholder input
Board diversity, refreshment, and tenure	•Interest in seeing additional information around our priorities for Board diversity, refreshment, and tenure
•This year we enhanced our disclosures regarding the skills, diversity and background of our Board. We also improved the presentation of our disclosure around the process for identifying and evaluating potential director candidates, including our commitment to seeking out diverse candidates, the composition of our current Board, the different forms of diversity on our Board, and director tenure and refreshment

Board oversight of risk, strategy and corporate social responsibility (“CSR”)	•Interest in understanding the Board’s role in overseeing enterprise risk management, strategy, and our ESG practices	•We enhanced our disclosure of Board oversight and updated the Board’s governance documents to explicitly include oversight of CSR-related matters
Board leadership approach	•Interest in seeing additional information regarding our Board leadership structure and independent oversight of management
•We expanded disclosure on our Board leadership structure to further explain why the Board believes that its current leadership structure is appropriate and supports effective risk oversight, given the specific characteristics and circumstances of the Company

Align pay with performance	•Interest in seeing a greater proportion of pay dependent on strategic and operational performance, with motivating metrics to drive long-term shareholder value
•For 2022, we updated the mix of long-term incentive awards to increase the percentage of performance-based restricted stock unit awards and enhanced the structure of our annual incentive program to further emphasize our CSR priorities

Environmental and social goals	•Interest in understanding our commitment to measurable environmental goals and further transparency of diversity and inclusion (“D&I”) metrics
•In 2022, we announced a new 2030 greenhouse gas emissions reduction target to reduce our Scope 1 and 2 emissions from operations by more than 50% from a 2018 baseline and we have committed to increase our transparency of D&I metrics over the next few years

2023 Proxy Statement	thermofisher.com	7

Corporate governance

Scott M. Sperling, 65
Lead Independent Director
Director Since: 2006

Marc N. Casper, 55
Director Since: 2009

Tyler Jacks, 62
Director Since: 2009

Nelson J. Chai, 57
INDEPENDENT
Director Since: 2010

C. Martin Harris, 66
INDEPENDENT
Director Since: 2012

<3 Years
3-7 Years
8-12 Years
>12 Years

Ruby R. Chandy, 61
INDEPENDENT
Director Since: 2022

R. Alexandra Keith, 55
INDEPENDENT
Director Since: 2020

Debora L. Spar, 59
INDEPENDENT
Director Since: 2019

James C. Mullen, 64
Director Since: 2018

Dion J. Weisler, 55
INDEPENDENT
Director Since: 2017

Lars R. Sørensen, 68
INDEPENDENT
Director Since: 2016

Governance highlights

Robust, Independent Oversight	Board Refreshment

•Supermajority of independent directors
•100% independent exchange-mandated Board committees
•Annual review of Board leadership structure and disclosure of the Board’s reasoning underlying its leadership structure
•Strong independent Lead Director with robust authority and responsibility that is disclosed to shareholders
•Regular executive sessions of independent directors
•Annual Board and committee self-evaluations
•“Overboarding” limits for directors
•Board-level oversight of ESG matters

•Regular Board refreshment and mix of tenure of directors (5 new directors joined since 2017)
•Corporate Governance Guidelines confirm the Board’s commitment to actively seeking out diverse candidates by including women and minority candidates in the pool from which the Board nominees are chosen

Good Governance Practices

•Proactive year-round shareholder engagement program with feedback provided to the Board
•Clawback policy and clawback provisions in equity award agreements
•Prohibition on hedging or pledging shares of the Company’s stock by officers and directors
•Strong stock ownership requirements and, for CEO, stock holding requirement

Shareholder Rights
•Annual election of all directors by majority voting •One share, one vote •Shareholder right to call a special meeting (15% threshold) •Proxy access right for shareholders

8	2023 Proxy Statement	thermofisher.com

Corporate governance
Director nominee skills and experience
The Board regularly reviews the skills, experience, and background that it believes are desirable to be represented on the Board.
The following identifies some of these key qualifications and skills, describes their relevance to our strategic vision, business and operations, and includes which directors possess these skills:

Skills, Qualifications and Background

STRATEGIC LEADERSHIP
Experience driving strategic direction and growth of an organization.
We seek to have directors that can provide strategic insight to the dynamic and fast-moving markets in which we operate globally.
	■	■	■	■	■	■	■	■	■	■	■

CEO OR SENIOR MANAGEMENT LEADERSHIP
Experience serving as the Chief Executive Officer or other senior leadership role (e.g. Chief Financial Officer or Division Head) of a major organization.
We seek to have directors with hands-on leadership experience in core management areas, such as strategic and operational planning, financial reporting, risk management, CSR and leadership development.
	■	■	■	■	■	■	■	■	■	■	■

INDUSTRY BACKGROUND
Knowledge of or experience in the Company’s specific industry.
We seek to have directors with significant experience in the life sciences industry or other related industries, experience in the end markets we serve, and growth areas that bring valuable perspectives on issues specific to our business.
	■		■	■	■		■	■		■

PUBLIC COMPANY BOARD SERVICE
Experience as a board member of another publicly traded company.
We seek to have directors with broad knowledge of corporate governance practices, trends and insights into board management, relations between a board and senior management, agenda setting, and succession planning.
	■		■	■	■		■	■	■	■	■

FINANCIAL ACUMEN AND EXPERTISE
Experience or expertise in financial accounting and reporting or the financial management of a major organization.
We seek to have directors with an understanding of finance and financial reporting processes to monitor and assess our operating and strategic performance and ensure robust controls and accurate financial reporting.
	■	■	■			■	■	■	■	■	■

INTERNATIONAL EXPERIENCE
Experience doing business internationally.
Growing our business outside the United States is a key part of our long-term strategy for growth. We seek to have directors with international experience that provide valued perspectives on our global operations and support key strategic decision-making in international markets.
	■	■	■	■		■	■	■	■	■	■

CORPORATE FINANCE AND M&A EXPERIENCE
Experience in corporate lending or borrowing, capital market transactions, significant mergers or acquisitions (“M&A”), private equity, or investment banking.
We seek to have directors with transactional experience to oversee the assessment of opportunities consistent with our strategic priorities and long-term plans.
	■	■	■				■	■	■	■	■

DIGITAL / TECHNOLOGY
Experience or expertise in technology, cybersecurity, cloud computing, or scalable data analytics.
We seek to have directors with experience in information technology to enhance the Board’s understanding of the information technology aspects of our business, and help us achieve our business objectives, including with respect to innovation, and to mitigate risks associated with our technological capabilities.
	■	■		■							■

2023 Proxy Statement	thermofisher.com	9

Corporate governance
Nominee biographies

Marc N. Casper	Chairman, President and CEO

Age: 55 Director since: 2009 Committees: Strategy and Finance, Science and Technology
PROFESSIONAL HIGHLIGHTS
•Thermo Fisher Scientific Inc.
•Chairman, President and CEO (2020 - Present)
•President and CEO (2009 - 2020)
•Executive VP and COO (2008 - 2009)
•Executive VP (2006 - 2008)
OTHER CURRENT DIRECTORSHIPS:
•Synopsys, Inc.
PREVIOUSLY HELD DIRECTORSHIPS:
•U.S. Bancorp

DIRECTOR QUALIFICATIONS
As the only member of the Company’s management to serve on the Board, Mr. Casper contributes a deep and valuable understanding of Thermo Fisher’s history and day-to-day operations. This contribution is stemmed further from Mr. Casper’s 20-plus years in the life sciences and healthcare equipment industry, and his long-standing employment with the Company. Additionally, Mr. Casper’s experience as the Chief Executive Officer of the Company, and previously serving in various senior level management roles, enables him to provide strategic leadership skills and financial acumen and expertise that are invaluable to the Board.

Nelson J. Chai	Independent

Age: 57 Director since: 2010 Committees: Audit (Chair), Nominating and Corporate Governance	PROFESSIONAL HIGHLIGHTS •CFO, Uber Technologies Inc. (2018 - Present) •President and CEO, The Warranty Group (2017 - 2018) OTHER CURRENT DIRECTORSHIPS: •None
DIRECTOR QUALIFICATIONS
Mr. Chai’s broad background and experience makes him a suitable and valued member of our Board. Mr. Chai has held executive management positions in a variety of industries and organizations, including his current role as Chief Financial Officer of Uber Technologies Inc., a ridesharing technology platform, and prior roles as President and CEO of The Warranty Group, a provider of specialty insurance products, and President of CIT Group, a financial institution. As a result of his vast background, Mr. Chai brings valuable CEO and strategic leadership, financial acumen and expertise, and accounting experience to our Board.

Ruby R. Chandy	Independent

Age: 61 Director since: 2022 Committees: Audit
PROFESSIONAL HIGHLIGHTS
•President, Pall Industrial, Pall Corporation (2012 - 2015)
•Previously held various roles at Thermo Fisher (2001 - 2007)
OTHER CURRENT DIRECTORSHIPS:
•DuPont de Nemours Inc. and Flowserve Corporation
PREVIOUSLY HELD DIRECTORSHIPS:
•Ametek, Inc.

DIRECTOR QUALIFICATIONS
Ms. Chandy’s broad background and experience makes her a valuable member of the Board. She is a proven executive with experience in global life sciences and multi-industrial companies, including her roles as President of the Industrial Division of Pall Corporation, and as Chief Marketing Officer of Rohm and Haas, a manufacturer of specialty chemicals that was acquired by Dow Chemical Company in 2009. She brings experience in executive management, marketing, strategy, international growth, innovation, and M&A, and has experience in relevant market segments, technologies, geographies, and business functions. Ms. Chandy brings valuable board-level experience from her many years serving on public company boards.

10	2023 Proxy Statement	thermofisher.com

Corporate governance

C. Martin Harris	Independent

Age: 66 Director since: 2012 Committees: Nominating and Corporate Governance, Science and Technology
PROFESSIONAL HIGHLIGHTS
•University of Texas Austin, Dell Medical School (2016 - Present)
•Associate Vice President of the Health Enterprise
•Chief Business Officer
•Professor, Department of Internal Medicine
•Interim Vice President for Medical Affairs (2021 - Present)
OTHER CURRENT DIRECTORSHIPS:
•Agiliti, Inc., Colgate-Palmolive Company and MultiPlan Corporation
PREVIOUSLY HELD DIRECTORSHIPS:
•HealthStream Inc., Invacare Corporation

DIRECTOR QUALIFICATIONS
Dr. Harris provides valuable insight and perspective on the healthcare industry stemming from his current role as Chief Business Officer of Dell Medical School of the University of Texas, Austin, and his previous long-standing career as a physician and Chief Information Officer of Cleveland Clinic Hospital, and Chief Strategy Officer of the Cleveland Clinic Foundation. Dr. Harris has been a strategic leader in healthcare organizations, and also brings valuable board-level experience from his many years served on public company boards in the healthcare industry.

Tyler Jacks

Age: 62 Director since: 2009 Committees: Strategy and Finance, Science and Technology (Chair)
PROFESSIONAL HIGHLIGHTS
•President, Break Through Cancer (2021 - Present)
•Massachusetts Institute of Technology, Koch Institute
•Professor, Department of Biology and Center for Cancer Research (1992 - Present)
•Founding Director, Integrative Cancer Research (2001 - 2021)
•Investigator, Howard Hughes Medical Institute (1994 - 2021)
OTHER CURRENT DIRECTORSHIPS:
•Amgen, Inc.

DIRECTOR QUALIFICATIONS
Dr. Jacks brings to the Board the benefits of his significant experience of many years in the cancer research industry. He currently serves as President of Break Through Cancer, an organization focusing on collaborative approaches to cancer research, and has worked for over 29 years at Massachusetts Institute of Technology as a professor in the Department of Biology, and formerly as Founding Director of the Koch Institute, a cancer research center. Dr. Jacks brings valuable board-level and industry specific experience from his years serving on public company boards in the biotechnology industry and as a member of multiple scientific advisory boards of biotechnology companies, pharmaceutical companies and academic institutions.

R. Alexandra Keith Independent

Age: 55 Director since: 2020 Committees: Compensation, Nominating and Corporate Governance
PROFESSIONAL HIGHLIGHTS
•Procter & Gamble Company
•Chief Executive Officer, P&G Beauty (2019 - Present), and Executive Sponsor, Corporate Sustainability (2021 - Present)
•President, Global Hair Care and Beauty Sector (2017 - 2019)
•President, Global Skin and Personal Care (2014 - 2017)
OTHER CURRENT DIRECTORSHIPS:
•None

DIRECTOR QUALIFICATIONS
Ms. Keith brings a unique and valuable perspective to the Board. She has spent her 30-plus year career at Procter & Gamble, a global consumer products company. Her career started in manufacturing, logistics, innovation planning, and marketing, then continued into various management and senior leadership roles prior to becoming CEO, P&G Beauty in 2019. In 2021, Ms. Keith was appointed Executive Sponsor for Corporate Sustainability, where she works alongside P&G’s Chief Sustainability Officer to guide the company’s sustainability progress. Ms. Keith also brings to the Board executive management and strategic leadership skills, financial expertise and M&A experience.

2023 Proxy Statement	thermofisher.com	11

Corporate governance

James C. Mullen

Age: 64 Director since: 2018 Committees: Strategy and Finance
PROFESSIONAL HIGHLIGHTS
•Editas Medicine, Inc.
•Executive Chair of the Board (2022 - Present)
•Chairman, President and Chief Executive Officer (2021 - 2022)
•Chief Executive Officer, Patheon N.V. (2011 - 2017)
OTHER CURRENT DIRECTORSHIPS:
•Editas Medicine, Inc.
PREVIOUSLY HELD DIRECTORSHIPS:
•Insulet Inc. and Patheon N.V.

DIRECTOR QUALIFICATIONS
Mr. Mullen brings valuable industry knowledge to the Board, due to his 35-plus years of extensive management experience and his senior leadership background in the pharmaceutical and biotechnology industries. Mr. Mullen currently serves as Executive Chair of the Board of Directors of Editas Medicine, a clinical-stage biotechnology company, and previously served as Chief Executive Officer of Patheon N.V., a contract development and manufacturing organization which was acquired by the Company in 2017, and as Chief Executive Officer of Biogen Inc. We believe this experience provides our Board with specific expertise and insight into our business. Mr. Mullen also brings valuable board-level experience from his service on the boards of public companies in the pharmaceutical industry.

Lars R. Sørensen	Independent

Age: 68 Director since: 2016 Previously served as a director: 2011 - 2015 Committees: Nominating and Corporate Governance (Chair), Strategy and Finance
PROFESSIONAL HIGHLIGHTS
•Ferring Pharmaceuticals SA
•Executive Chairman (2022 - Present)
•Chairman (2021 - 2022)
•President and CEO, Novo Nordisk A/S (2000 - 2016)
OTHER CURRENT DIRECTORSHIPS:
•Essity Aktiebolag
PREVIOUSLY HELD DIRECTORSHIPS:
•Carlsberg AS

DIRECTOR QUALIFICATIONS
Mr. Sørensen brings to the Board valuable strategic leadership skills, financial expertise, industry background, and international experience as a result of his current role as Executive Chairman of Ferring Pharmaceuticals, a multinational biopharmaceutical company, and his previous long-standing tenure as Chief Executive Officer at Novo Nordisk A/S, a global healthcare company. Mr. Sørensen also brings valuable board-level experience from his years of serving on public company boards in the life sciences industry.

12	2023 Proxy Statement	thermofisher.com

Corporate governance

Debora L. Spar	Independent

Age: 59 Director since: 2019 Committees: Audit, Strategy and Finance (Chair)
PROFESSIONAL HIGHLIGHTS
•Harvard Business School
•Professor, Harvard Business School (2018 - Present) and Senior Associate Dean, Business and Global Society (2021 - Present)
•Senior Associate Dean, Harvard Business School Online (2019 - 2021)
•President and CEO, Lincoln Center for the Performing Arts (2017 - 2018)
OTHER CURRENT DIRECTORSHIPS:
•None
PREVIOUSLY HELD DIRECTORSHIPS:
•Goldman Sachs and Northern Star Acquisition Corp.

DIRECTOR QUALIFICATIONS
Dr. Spar brings to the Board valuable executive management and strategic leadership skills, financial expertise, and a unique perspective on technology’s role in shaping society and the global economy. Dr. Spar has served as President and CEO of the Lincoln Center for the Performing Arts and as President of Barnard College. Dr. Spar also brings valuable experience serving on public company boards.

Scott M. Sperling, Lead Director	Independent

Age: 65 Director since: 2006 Committees: Compensation
PROFESSIONAL HIGHLIGHTS
•Co-Chief Executive Officer, Thomas H. Lee Partners, LP (1994 - Present)
OTHER CURRENT DIRECTORSHIPS:
•Agiliti, Inc.
PREVIOUSLY HELD DIRECTORSHIPS:
•iHeart Media, Inc. and The Madison Square Garden Company

DIRECTOR QUALIFICATIONS
Mr. Sperling brings to the Board valuable strategic leadership skills, and corporate finance and acquisition experience due to his current role serving as Co-Chief Executive Officer of Thomas H. Lee Partners LP, a private equity firm. Mr. Sperling also brings valuable board-level experience from serving on public company boards.

Dion J. Weisler	Independent

Age: 55 Director since: 2017 Committee: Audit, Compensation (Chair)	PROFESSIONAL HIGHLIGHTS •President and CEO, HP Inc. (2015 - 2019) OTHER CURRENT DIRECTORSHIPS: •BHP and Intel Corporation PREVIOUSLY HELD DIRECTORSHIPS: •HP Inc.
DIRECTOR QUALIFICATIONS
Mr. Weisler brings to the Board valuable strategic and senior management leadership skills, financial expertise, international experience, and M&A experience due to his former role serving as Chief Executive Officer at HP Inc., an information technology company. Mr. Weisler also brings valuable board-level experience from his service on other public company boards.

2023 Proxy Statement	thermofisher.com	13

Corporate governance
Board composition
The Board takes a thoughtful approach to its composition and regularly reviews the skills, experience, and background that it believes are desirable to be represented on the Board in order to align with the Company’s strategic vision, business and operations, as further discussed below.

Director selection
Sources of nominations
The Nominating and Corporate Governance Committee (“N&CG Committee”) considers recommendations for director nominees suggested by its members, other directors, management and other interested parties. It will consider shareholder recommendations for director nominees that are sent to the N&CG Committee to the attention of the Company’s Secretary at the principal executive office of the Company and will evaluate them in the same manner as candidates suggested by other sources. For more information, see “Submitting 2024 proposals” on page 72.
Director criteria
The N&CG Committee, along with the full Board, is responsible for establishing the general criteria and priorities for the selection of director candidates. The Board’s criteria for selecting directors are set forth in the Company’s Corporate Governance Guidelines, which can be found on the Company’s website at www.thermofisher.com, and include demonstrated business acumen, sound business judgment, and a reputation for integrity, honesty, and adherence to high ethical standards.
Selection process
The following describes the director selection process:

ESTABLISH NOMINEE CRITERIA
•The N&CG Committee, together with the full Board, prioritizes experiences and attributes that will support the Company’s business and strategy, and complement the Board’s current composition, including with respect to diversity, skills and experience, taking into consideration the Company’s general criteria for director nominees set forth in the Company’s Corporate Governance Guidelines. The N&CG Committee believes that the backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities that assist the Board in fulfilling its responsibilities

SEARCH FOR NOMINEE
•The N&CG Committee engages in a search process to identify qualified candidates, which process may include the use of an independent search firm, and assesses candidates’ skills, experience and alignment with the Company’s business and strategy

REVIEW CANDIDATE’S HISTORY
•The activities and associations of candidates are reviewed for any legal impediment, conflict of interest or other consideration that might prevent or interfere with service on our Board

EVALUATE CANDIDATE •Director candidates are interviewed by members of the N&CG Committee and other members of the Board

RECOMMEND CANDIDATE FOR ELECTION
•After completing its evaluation, the N&CG Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees

ELECT NOMINEE •The shareholders of the Company consider the nominees and elect directors by a majority vote to serve one-year terms

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Corporate governance
Active Board refreshment

The N&CG Committee annually assesses the composition of the Board, and in connection with the Board’s nomination of a slate of directors, assesses such matters as the experiences and diversity represented on the Board.
In addition, under our Corporate Governance Guidelines, any director who reaches the age of 72 will retire from the Board effective at the end of his or her then current term. On the recommendation of the N&CG Committee, the Board may waive this requirement if it deems a waiver to be in the best interests of the Company. In furtherance of the Board’s active role in refreshment and succession planning, since 2017, the Board has appointed 5 new directors, and 5 directors have retired, including Mr. Manzi, who is not standing for reelection this year. As a result of the Board’s ongoing refreshment, the average tenure of the Board has decreased to 8.8 years.

Refreshment since 2017:
5 new directors added to the Board 3 new directors are female 5 directors retired, including Mr. Manzi
Skills and experiences added:
•digital and information technology •industry experience •CEO experience •global experience •public company board experience

Enhancing the diversity of our Board
We believe that the varied perspectives and experiences resulting from having a diverse Board enhance the quality of decision-making. We also believe diversity can help the Board identify and respond more effectively to the needs of customers, shareholders, employees, suppliers and other stakeholders. The Board and the N&CG Committee consider attributes such as race, gender, ethnicity, age, culture and nationality in seeking to develop a Board that, as a whole, reflects diverse viewpoints, backgrounds, skills, experiences and expertise. The Board is committed to identifying and evaluating highly qualified women and under-represented racially and ethnically diverse candidates as well as candidates with other diverse backgrounds, industry experience and other unique characteristics. To this end, as discussed above, our Corporate Governance Guidelines require that the N&CG Committee seek to include diverse candidates, including women and minorities, in the pool of candidates from which it recommends director nominees and request that any search firm it engages include diverse candidates.
The Board is actively seeking to increase its gender diversity and is committed to a Board composition that is at least 30% gender diverse, though this number may fluctuate from time to time during director transitions.
Creating an experienced Board with diversity of tenure
We believe that having directors with differing tenures is important in order to provide both fresh perspectives and deep experience and knowledge of the Company. Our longer-tenured directors have significant institutional knowledge and deep understanding of the Company’s business, which enhances the Board’s oversight of strategy and risk. The Board believes that a mix of these long-tenured directors and short-tenured directors with fresh perspectives ensures an appropriate balance of views and insights and allows the Board as a whole to benefit.
Nominee diversity and tenure

DIVERSITY	TENURE

3 Ethnically and Racially Diverse
(Chai, Chandy, Harris)

3 Female
(Chandy, Keith, Spar)

4 Born outside of the U.S.
(Chandy, Keith, Sørensen, Weisler)

2023 Proxy Statement	thermofisher.com	15

Corporate governance
Annual evaluation process
Each year, our Board conducts a self-evaluation in order to assess its own effectiveness and dynamics, and identify areas for enhancement. Our Board’s annual self-evaluation also is a key component of director succession planning.
The N&CG Committee reviews and determines the overall process, scope, and content of our Board’s annual self-evaluation each year, including whether it is appropriate for the evaluation to be conducted internally or by an independent consultant. For 2022, the evaluation was conducted by the N&CG Committee Chair. Each of our Board committees also conducts a separate self-evaluation annually which is led by the respective committee chair.
The following chart reflects the key components of the Board’s annual self-evaluation process. Additional information on the topics covered in the scope of the evaluation is included below.

PROCESS DECISION
•N&CG Committee considers options for the format of the Board self-evaluation process during the July Board meeting. For 2022, the N&CG Committee decided to have the Chair of the N&CG Committee conduct the Board self-evaluation (committee evaluations were conducted by each committee chair)

EVALUATION SURVEY
•Questions were sent by the N&CG Committee Chair to each director to solicit feedback on various topics related to the Board
•Questions were sent by each of the committee chairs to each committee member

ONE-ON-ONE DIRECTOR DISCUSSIONS •Individual calls with the N&CG Committee Chair were held with each director to obtain candid feedback for Board evaluation

GROUP DISCUSSION
•Discussion of overall Board evaluation was led by the N&CG Committee Chair
•Summary of assessment was provided to the N&CG Committee, and then to the Board
•Committee evaluations were led by each committee chair during committee meetings and reported to the full Board

FEEDBACK COMMUNICATED AND ACTED UPON •Feedback was provided to management by the N&CG Committee Chair on areas for improvement •Changes were implemented

2022 topics, key findings and takeaways

Board composition, performance, and materials
•Board and committee composition and performance, including mix of skills, experience, tenure, and background
•Identification of knowledge, background, and skill-sets that would be useful additions to the Board
•Board refreshment, succession planning and onboarding of new directors
•Board materials and management reporting, including the quality of materials and Board member interactions with management

Structure and effectiveness
•Board and committee leadership, responsibilities, and effectiveness
•Committee structure and functioning, responsibilities, communication, and reporting from committees to the Board
•Effectiveness of meeting structure
•Board’s ability to operate and conduct its business successfully and efficiently

Board responsibilities
•Knowledge of the Company
•Strategic planning, including the process, format, and materials for the Board’s strategy review sessions
•Talent management and succession planning for the Chief Executive Officer (“CEO”) and other senior management, including diversity and inclusion
•Candor of communications with the CEO and other senior management

Key findings and takeaways
•Prioritized criteria for recruitment of director nominees
•Affirmed the effectiveness of the Board’s current leadership structure
•Affirmed the importance of inclusion of senior business leaders at Board dinners to foster increased oversight, talent development and collaboration with management
•Restructured the annual strategy review session to allow for additional time for discussion on corporate strategy

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Corporate governance
Board leadership structure
Annual review of leadership structure
On an annual basis, our N&CG Committee evaluates and makes recommendations to the Board concerning the Board’s leadership structure, including whether the roles of Chairman and CEO should be separated or combined, and recommends a Chairman from among the directors. The Board believes that it is in the best interests of the Company and its shareholders for the Board to determine which director is best qualified to serve as Chairman in light of the circumstances at the time, rather than based on a fixed policy, giving the Board flexibility to choose its optimal leadership structure depending upon the Company’s particular needs and circumstances and to structure its leadership in the most effective manner. In the event that the Chairman is not an independent director, an independent Lead Director is elected on an annual basis by a majority of the independent directors upon a recommendation from the N&CG Committee.
Since February 2020, our Board has combined the positions of Chairman and CEO under the leadership of Marc N. Casper, and designated an independent Lead Director, currently Scott Sperling. The Board continues to believe that it is in the best interest of the Company and its shareholders to combine the roles of Chairman and CEO.
The Board believes that having Mr. Casper serve as Chairman promotes unity of leadership between management and the Board and fosters increased alignment of the Company’s long-term strategic planning with its operational execution, subject to effective oversight by the independent Lead Director and the other independent directors. The Board believes the significant insight and expertise of the Company and the industry that Mr. Casper has gained throughout his long tenure with Thermo Fisher is invaluable. The Board believes that Mr. Casper’s thorough familiarity with the Company and its history, together with his wide-ranging industry expertise, makes him exceptionally qualified to lead the Board.

Independent Lead Director
The role of the independent Lead Director
The role of the independent Lead Director is to provide independent leadership for the Board and assist the other independent directors in overseeing and shaping the partnership between management and the Board. The Board routinely reviews the independent Lead Director’s responsibilities to ensure that these responsibilities enhance its independent oversight of management.

Considerations in selecting the independent Lead Director
Several factors are considered in selecting the independent Lead Director, including areas of expertise (with a focus on leadership and corporate governance), experience serving on public company boards, tenure on the Thermo Fisher Board, interest, integrity, and ability to meet the time requirements of the position.
After considering all of the above factors, the Board selected Scott Sperling to serve as independent Lead Director effective as of May 2022. Prior to becoming Lead Director, Mr. Sperling served as an active director including service on various Thermo Fisher committees. Mr. Sperling possesses significant leadership skills that are critical to the role of a strong and independent Lead Director. Mr. Sperling has also served on a myriad of public company Boards, which provides him with deep knowledge and understanding of corporate governance practices and trends. Mr. Sperling has a long tenure on our Board, and during that tenure he has demonstrated independent thinking and established strong working relationships with his fellow directors, garnering their trust and respect. As a long-standing director, he also brings significant institutional knowledge and a long-term perspective to the Board. For these reasons, the Board believes that Mr. Sperling is exceptionally well-qualified to serve as our independent Lead Director.

The independent Lead Director has the following duties (and may also perform other functions at the Board’s request), as detailed in the Company’s Corporate Governance Guidelines:
•leading meetings of the non-employee or independent directors
•presiding over meetings of the Board at which the Chairman is not present
•calling meetings of non-employee or independent directors
•approving meeting agendas for the Board
•approving meeting schedules to help ensure sufficient time for discussion
•serving as a liaison between independent directors and the Chairman; however, each director remains free to communicate directly with the Chairman
•being available to meet with shareholders as appropriate

As discussed in more detail in the “Shareholder engagement” section of this Proxy Statement, the Board encourages a robust, ongoing investor engagement program. During these engagements, the independent Lead Director is available as the primary Board contact for direct communication with our significant investors. In general, investors, including those who are philosophically opposed to combining the positions of Chairman and CEO, have overwhelmingly communicated that they have minimal, if any, concerns about our Board policies and leadership structure. More specifically, these investors have voiced confidence in the strong counterbalancing structure of the robust independent Lead Director role.

Executive sessions
The Board recognizes the importance of independent Board oversight of the CEO and management and has developed policies and procedures designed to ensure independent oversight. In addition to conducting an annual review of the CEO’s performance, independent directors meet regularly, and at least semi-annually, in executive sessions without management, and at such other times as may be requested by any independent director. Our independent Lead Director presides at the meetings of the Company’s independent directors.

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Corporate governance
Board committees

Audit Committee		Meetings in 2022: 12	Report: Page 59

Nelson J. Chai (Chair)	Ruby R. Chandy	Debora L. Spar	Dion J. Weisler

•All members are independent, financially literate. •The Board has determined that Messrs. Chai and Weisler each qualify as an Audit Committee financial expert.

KEY RESPONSIBILITIES AND AREAS OF OVERSIGHT
•integrity of the Company’s financial statements
•compliance with legal and regulatory requirements
•independent auditor’s qualifications, independence, and performance
•performance of the Company’s internal audit function
•external reporting on CSR matters, in coordination with the N&CG Committee
•cybersecurity and information technology risks and programs, including data privacy
•risk assessment and risk management policies, including governing guidelines and policies
•major financial risk exposures and steps taken to monitor and control such exposures
•procedures for complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters

Compensation Committee		Meetings in 2022: 7	Report: Page 43

Dion J. Weisler (Chair)	R. Alexandra Keith	Jim P. Manzi(1)	Scott M. Sperling

•All members are independent.

KEY RESPONSIBILITIES AND AREAS OF OVERSIGHT
•compensation matters for the CEO and other officers
•management succession plans
•administration of incentive compensation and equity-based plans
•risk assessments of the Company’s compensation policies and practices
•annual report on executive compensation
•review and recommendation of director compensation
•appointment and compensation of third party compensation consultant

(1) Mr. Manzi will serve on the Compensation Committee until the 2023 Annual Meeting.

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Corporate governance

Nominating and Corporate Governance Committee		Meetings in 2022: 5

Lars R. Sørensen (Chair)	Nelson J. Chai	C. Martin Harris	R. Alexandra Keith

•All members are independent.

KEY RESPONSIBILITIES AND AREAS OF OVERSIGHT
•identify and recommend persons qualified to be nominated by the Board and to serve as members of the Board and its committees
•CSR efforts and associated risks
•Corporate Governance Guidelines
•political spending
•annual self-evaluation of the Board

Strategy and Finance Committee			Meetings in 2022: 3

Debora L. Spar (Chair)	Marc N. Casper	Tyler Jacks	James C. Mullen	Lars R. Sørensen

KEY RESPONSIBILITIES AND AREAS OF OVERSIGHT •annual strategic plan •significant strategic decisions •material financial matters, including investments and acquisitions and divestitures

Science and Technology Committee		Meetings in 2022: 1

Tyler Jacks (Chair)	Marc N. Casper	C. Martin Harris

KEY RESPONSIBILITIES AND AREAS OF OVERSIGHT
•staying abreast of new technologies, markets and applications for the Company’s products, including ethical use
•the Company’s Scientific Advisory Board
•monitoring and evaluating trends in science and recommending emerging technologies for building the Company’s technological strength

2023 Proxy Statement	thermofisher.com	19

Corporate governance
2022 Board engagement
Our directors engage beyond the boardroom, which provides them with additional insights into our business, risk management and industry, as well as valuable perspectives from senior leaders and the performance of our Company that strengthens their understanding and oversight of our business, strategy, and key priorities.
The commitment of our directors extends well beyond the preparation for, and attendance at, regular and special meetings.

Ongoing Collaboration	Stakeholder Engagement	Regularly Informed

Our directors have frequent interactions with each other, senior management and key employees globally on topics such as strategy, performance, risk management, culture and talent development.	Our Board values the input of our shareholders and receives periodic updates on shareholder engagement led by management. Our Board also responds to and participates in communications where appropriate. From time to time, directors participate in direct engagement with our shareholders to discuss specific matters of mutual importance.
Our CEO provides our Board with periodic updates on major business developments, milestones, important internal initiatives and communications. In addition, the Board receives and reviews information on significant developments, press coverage, and current events that relate to our business, our employees, and our industry.

Our independent Lead Director and committee chairs provide additional independent leadership by setting meeting agendas:
•For example, each chair sets the agenda for his or her respective committee meetings, and reviews and provides feedback on the form and type of related materials, in each case taking into account whether his or her committee is appropriately carrying out its core responsibilities and focusing on the key issues facing the Company, as may be applicable from time to time. To do so, each chair engages with key members of management and subject matter experts in advance of committee meetings.
•In addition, our independent Lead Director also sets the Board agenda (working with our Chairman) and approves the form and type of related materials. Our independent Lead Director also approves the schedule of meetings, taking into account whether there is sufficient time for discussion of all agenda items at each meeting.
Key areas of Board oversight
Our Board is elected by the shareholders to oversee their interests in the long-term health and overall success of the Company’s business and financial strength. Throughout the year, our Board and its committees discuss operations and Company strategy, which for 2022 focused on navigating a dynamic macroeconomic and geopolitical environment, while accelerating the Company’s growth strategy to realize our 2030 Vision. Our Board meetings include regular sessions with business leaders and executives across key corporate functions including finance, tax, information technology, cybersecurity, risk and human resources, through which the Board remains informed on the implementation of operational goals, performance, and strategies. At regular meetings, the Board also considers drivers of our business execution along with key risks, challenges and opportunities and considers how they relate to the effectiveness of our Company strategy. The Board also dedicates an annual session to focus on long-term strategy and the future needs of, and opportunities for, the Company.
Oversight of strategy
The Board believes that overseeing and monitoring strategy - one of its key responsibilities - is a continuous process, and takes a multilayered approach in exercising its duties.

The Board is committed to oversight of the Company’s business strategy and strategic planning, including work embedded in regular Board meetings and a dedicated meeting each year to focus on strategy.	This ongoing effort enables the Board to focus on Company performance over the short, intermediate and long term, as well as the quality of operations. In addition to financial and operational performance, non-financial measures are discussed regularly by the Board and Board committees.
The Board oversees development of the Company’s long-term vision and strategic plan. The Strategy and Finance Committee of the Board meets with management each year to discuss and agree on the agenda for a focused Board strategy session. During this dedicated two-day strategy session, the Company leadership meets with the Board to discuss the long-term vision and strategic plan for the overall Company, as well as its capital allocation strategy. The strategic plan informs the key strategic questions and priorities for each of the Company’s primary businesses, which are reviewed by the Board at its regularly scheduled meetings throughout the year. At these meetings, the Board also receives progress updates from management on the execution of the strategic plans.
Our Mission is our purpose, to enable our customers to make the world healthier, cleaner, and safer. Our teams around the world strive to achieve this Mission every day, and our actions ultimately create an even brighter future for Thermo Fisher and all our stakeholders. Our formula for success starts with our aspirations for the decade ahead, which were established by management, with oversight by our Board, and articulated in our 2030 Vision. To achieve our vision, the Company sets and executes on a rolling 5-year strategic plan in order to identify key opportunities in the markets we serve and develop a roadmap to capture those opportunities, both through organic initiatives and through mergers and acquisitions. Focused execution is key to our success. Our annual goal tree represents our priorities for the year ahead, which are translated into the key objectives that we need to accomplish to ensure that our businesses and functions have clear goals that are aligned to our short- and long-term success. Our work is powered by our PPI Business System, a deeply ingrained philosophy of operational excellence, as well as our 4i Values and our ESG strategy. We continue to build on our

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Corporate governance
Mission-driven culture through the exceptional talent we attract and develop, that brings its best to work each day and focuses on the priorities we have established.
Our annual goals and metrics are communicated through our goal tree, which represents our key priorities for the year ahead, the key objectives we need to accomplish so that we can translate these annual goals into the objectives that our businesses and functions need to achieve. All of this is enabled by our strong cultural foundation, based on our 4iValues, our PPI Business System and our ESG strategy, and we continue to build on that foundation through the exceptional talent we attract and develop. Our culture fuels engagement from our teams to bring their best to work each day and focus on the priorities we have established.
Oversight of risk

Board
The Board has oversight responsibility for the systems established to report and monitor the most significant risks applicable to the Company. The Board does not view risk in isolation. Risks are considered in virtually every business decision. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Rather, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve the Company’s long-term strategic objectives. The Board administers its risk oversight role directly and through its committee structure and the committees’ regular communications with the full Board. The Board reviews risks including:
•strategic, financial, economic, and execution risks and exposures associated with our operations and strategy
•senior management succession planning
•matters that may present material risk to our business, industry, operations, financial position, or cash flows, and, as applicable, significant transactions
•legal, quality, and regulatory risks and other matters that may present material risk to our prospects or reputation, including those related to our global operations
The Board also has a formal, annual discussion of the Company’s findings from its enterprise risk management (“ERM”) program, a global process for considering a broad range of risks to the Company.

AUDIT COMMITTEE
Oversees risks associated with our financial and accounting systems and accounting policies, in addition to finance-related public reporting, regulatory compliance and certain other matters delegated to the Audit Committee, including risks associated with our information systems and technology (including cybersecurity).

COMPENSATION COMMITTEE
Oversees risks related to our compensation practices to ensure that these practices are not reasonably likely to have a material adverse effect on the Company or encourage employees to take unnecessary or excessive risks; also oversees risks related to talent management and succession planning for our leadership team.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Oversees risks related to corporate governance matters and certain other risks, including, but not limited to, the Company’s CSR strategy and political spending approach.
SCIENCE AND TECHNOLOGY COMMITTEE Oversees risks related to our products and technologies, including oversight of our Scientific Advisory Board and bioethics.
STRATEGY AND FINANCE COMMITTEE
Oversees risks related to the Company’s capital allocation framework, including sources and uses of cash and capital generation and allocation versus targets and plans; also oversees the Company’s strategic plans.

The committees report back to the full Board at each regular meeting, and certain risk topics may be brought to the full Board for consideration where deemed appropriate to ensure broad Board understanding of the nature of the risk.

The risk oversight function of the Board is reinforced by its leadership structure. Our CEO’s service on the Board promotes open communication between management and the directors relating to risk. Additionally, each exchange-mandated Board committee is comprised solely of independent directors, all directors are actively involved in the risk oversight function, and no element of Board oversight is reliant on the expertise of a single director.
Enterprise risk management process
Throughout the year, members of a cross-functional team within the Company conduct interviews with Company experts, leaders, and specialists across functions, geographies, and levels. This team seeks to identify, on a continuous basis, the most pressing current and future potential risks facing the Company. Annually, the full Board discusses with senior management the most significant risks identified in the ERM process, providing input on the steps taken to mitigate each risk and plans for additional mitigation in the year ahead.

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Corporate governance
Oversight of ESG
As the world leader in serving science, we’ve taken many steps over the years to positively contribute to society, strengthen our local communities, and mitigate the impacts of climate change in order to create a healthier, cleaner and more sustainable world. Our ESG strategy is informed by robust stakeholder engagement and is actively refreshed to identify value creation opportunities and minimize risk. Board-level governance is held within our N&CG Committee, which oversees the Company’s governance and CSR efforts and reports to the full Board as appropriate. Our Audit Committee also plays a role in the oversight of reporting on these matters in Securities and Exchange Commission (“SEC”) filings and the data quality related to this reporting.
CSR is an integrated aspect of how we think about strategy and risk. Our Company leadership team ensures our ESG priorities are embedded in business decisions and operating practices, which we believe also strengthens our organizational culture to drive results and success. Strategic investments in technology, products, people and the planet help to ensure sustainable growth and enable us to deliver long-term value and strong returns for our shareholders.
More information on our ESG priorities and progress can be found in our Corporate Social Responsibility Report, which is available on our website at www.thermofisher.com/CSR and guided by internationally recognized standards and frameworks including the Global Reporting Initiative (“GRI") Standards, the International Financial Reporting Standards (“IFRS”) Foundation’s SASB Standards, the Task Force on Climate-Related Financial Disclosures (“TCFD”) and the United Nations Sustainable Development Goals (“SDGs”).
Oversight of cybersecurity and information technology
Our Audit Committee is responsible for overseeing our cybersecurity and data privacy risks. Our cybersecurity program is led by the Company’s Vice President, Chief Information Security Officer, who, along with Thermo Fisher’s Senior Vice President, Chief Information Officer, provide regular updates each quarter to the Audit Committee regarding this program, including information about the cybersecurity threat landscape, investments in infrastructure and opportunities to protect and enhance the Company’s systems and security of products and operations. In addition, the Board receives an annual overview of the cybersecurity program and receives periodic briefings from management.
Cybersecurity is a critical component of our risk management process. We use a risk-based, “defense in depth” approach to identify, protect, detect, respond to and recover from cyber threats. Recognizing that no single technology, process or business control can effectively prevent or mitigate all risks, we employ multiple technologies, processes and controls, all working independently but as part of a cohesive strategy to minimize risk. This strategy is tested through audits, independent program assessments, penetration testing and other exercises designed to assess effectiveness.
Thermo Fisher’s cybersecurity program is designed to safeguard the confidentiality, integrity and availability of data and systems within the Company’s environment to effectively support our business objectives and customer needs. Our commitment to cybersecurity emphasizes prevention, monitoring, detection and response capabilities so we can more quickly identify and respond to ever-evolving global threats. We believe cybersecurity is the responsibility of every employee, and it is prioritized as a goal each year. We regularly educate and share best practices with our employees to raise awareness of cyber threats through a comprehensive security awareness training program, including regular exercises, cyber-event simulations and annual attestation to our Technology Acceptable Use Policy.
Oversight of management development and succession planning
The Board believes that one of its primary responsibilities is to oversee the development and retention of senior talent and to ensure that an appropriate succession plan is in place for our CEO and other members of senior management, which includes the consideration of diversity. The Compensation Committee, together with the CEO, regularly reviews senior management talent, including readiness to take on additional leadership roles and developmental opportunities needed to prepare senior leaders for greater responsibilities. The CEO also regularly updates the Board with regard to key talent indicators for our leadership, including diversity metrics. The CEO, together with the Chief Human Resources Officer, provide a regular review to the Compensation Committee, assessing each of the members of the executive leadership team and his or her succession potential. This review includes a discussion about development plans for senior leaders to help prepare them for future succession and contingency plans in the event the CEO is unable to serve for any reason (including death or disability). While the Compensation Committee has the primary responsibility to develop succession plans for the CEO position, it regularly reports to the Board and decisions are made at the Board level.
Oversight of political spending
The N&CG Committee, composed solely of independent directors, oversees the Company’s political spending and lobbying. This includes political and campaign contributions as well as any contributions to trade associations and other tax-exempt and similar organizations that may engage in political activity.
Thermo Fisher complies fully with all federal, state and local laws and reporting requirements governing corporate political contributions. We also request that trade associations receiving total payments of $25,000 or more from Thermo Fisher annually report the portion of Thermo Fisher dues and special assessments that were used for activities that are not deductible under section 162(e) of the Internal Revenue Code of 1986, as amended (the “Code”). We are committed to providing transparent disclosure of political contributions and lobbying activities. Based on feedback from stakeholders, political contributions that use corporate funds are published annually in the Company’s Political Contributions report in compliance with Thermo Fisher’s Political Contributions Policy.

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Corporate governance
Shareholder engagement
We are committed to a robust shareholder engagement program that includes proactive outreach and engagement with our shareholders on a regular basis throughout the year. During 2022, we continued to enhance our shareholder engagement efforts to include a greater number of discussions regarding corporate governance, executive compensation and environmental and social issues. We enhanced our proactive outreach efforts by soliciting feedback from shareholders representing approximately 50% of our total outstanding shares as of December 31, 2022. We spoke with shareholders representing approximately 31% of outstanding shares on topics including governance, executive compensation and CSR. We believe that understanding the perspectives of our shareholders is a key component of good corporate governance and assists us in achieving our strategic objectives, creating long-term value, and maintaining our culture of compliance.

Our year-round shareholder engagement process

We engage with our shareholders to gather feedback following the Annual Meeting, identify consistent themes, and research and evaluate any identified areas of interest.	We communicate shareholder feedback to our Board and our Board responds, as appropriate, with enhancements to policy, practices, and disclosure.

We review feedback and results from the Annual Meeting, as well as corporate governance trends and recent regulatory developments to determine next steps and prioritize investor engagement focus areas for fall engagement.	Our Annual Report, Proxy Statement and Corporate Social Responsibility Report are published. We extend invitations to our largest shareholders to discuss matters to be voted on at our upcoming Annual Meeting.

Throughout 2022, engagements with shareholders included an integrated team from legal, investor relations, corporate social responsibility and independent members of the Board. This dialogue informed our Board’s meeting agendas, and led to governance enhancements that help us address the issues that matter most to our shareholders.

Key topics discussed with shareholders in 2022
In the engagements with our shareholders during 2022, we gained valuable feedback on several issues and topics of mutual interest, including those listed on page 7.

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Corporate governance
Other practices, policies and processes
Onboarding new directors
We provide our new directors with comprehensive orientation to familiarize them with our business and strategic plans, significant financial, accounting and risk management issues, compliance programs and other controls, policies, principal officers and internal auditors, and our independent registered public accounting firm. The orientation also addresses Board procedures, our Corporate Governance Guidelines and our Board committees. Directors who will be serving as committee members receive orientation specific to the committees on which they will serve.
Director attendance
The Board met 6 times during 2022. During 2022, each of our directors attended at least 75% of the total number of meetings of the Board and the committees of which such director was a member. Members of the Board are expected to attend the annual meeting of shareholders. Last year, all of the then-serving directors attended the 2022 Annual Meeting of Shareholders.
Limits on other directorships
In order for directors to devote adequate time to their duties to the Company, our Corporate Governance Guidelines reflect our Board’s expectation that (i) a non-employee director should not serve on the board of directors of more than 3 other public companies, (ii) a non-employee director who is a current executive officer of a public company should not serve on the board of directors of more than 2 other public companies and (iii) members of the Audit Committee should not serve on the audit committees of more than 2 other public companies.
Code of Business Conduct and Ethics
All directors, officers and employees of Thermo Fisher must act with the highest standards of business ethics and integrity and comply with all applicable laws and regulations in the conduct of business. To that end, the Company has adopted and implemented a Code of Business Conduct and Ethics (“Code of Ethics”), which is available on the Company’s website, www.thermofisher.com. The Code of Ethics sets forth the Company’s policies and expectations on several topics, including conflicts of interest, confidentiality, compliance with laws, and business ethics. The Code of Ethics also sets forth procedures for addressing any potential conflict of interest (or the appearance of a conflict of interest) involving directors, executive officers and employees, and for the confidential communication and handling of issues regarding accounting and auditing matters. All directors, officers and employees of the Company are responsible for reviewing the Code of Ethics and certifying annually that they have reviewed and are in compliance with the Code of Ethics. The Company intends to satisfy SEC and New York Stock Exchange (“NYSE”) disclosure requirements regarding amendments to, or waivers of, the Code of Ethics by posting such information on the Company’s website.
Related person transactions
Our Audit Committee is responsible for reviewing and approving, in advance, all related person transactions. Related persons include any of our directors or executive officers, certain of our shareholders, and their immediate family members, and transactions include any transaction or arrangement in which the amount involved exceeds $120,000 and where the Company or any of its subsidiaries is a participant and a related person has a direct or indirect material interest.
The Company’s executive officers and directors are required to report any proposed transaction to the General Counsel promptly. In reviewing and approving any such transactions, our Audit Committee considers all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.
The responsibility for reviewing and approving such transactions is set forth in writing in the Corporate Governance Guidelines and the Audit Committee Charter, which are available on our website at www.thermofisher.com.
Certain of our non-employee directors have relationships with the entities listed on page 25, under “Assessing director independence.” We consider each of these transactions to be an arm’s length transaction and in the ordinary course of business. We do not consider any of these transactions to be related person transactions requiring disclosure under the applicable rules of the SEC.

24	2023 Proxy Statement	thermofisher.com

Corporate governance

Assessing director independence
Director independence
The Company’s Corporate Governance Guidelines require a majority of our directors, and each member of the Audit Committee, Compensation Committee and N&CG Committee, to satisfy the independence criteria of the applicable NYSE listing standards. The Board has determined that all of our directors (other than Messrs. Casper and Mullen and Dr. Jacks) are independent (including, where applicable, with regard to the enhanced criteria with respect to members of the Audit Committee and the Compensation Committee).
Relationships and transactions considered for director independence
The Board considered the following relationships and transactions in making its determination that all directors (other than Messrs. Casper and Mullen and Dr. Jacks) are independent.
INDEPENDENCE

Director nominee	Organization	Relationship	Thermo Fisher Transaction & 2022 Magnitude
			Sales made by Thermo Fisher less than the greater of 2% of the other company’s gross revenue and $1m	Purchases made by Thermo Fisher less than the greater of 2% of the other company’s gross revenue and $1m
Chai	Uber Technologies Inc.	Chief Financial Officer	N/A
Harris	University of Texas	Associate Vice President, Chief Business Officer, Professor, Department of Internal Medicine, and Interim Vice President of Medical Affairs		N/A
Jacks(1)	Massachusetts Institute of Technology	Professor of David H. Koch Institute of Integrative Research		N/A
	Dragonfly Therapeutics, Inc.	Greater than 10% equity owner		N/A
Keith	Procter & Gamble	Chief Executive Officer, P&G Beauty, Executive Sponsor, Corporate Sustainability
Mullen(2)	Editas Medicine, Inc.	Executive Chairman	x	N/A
Sørensen	Ferring Pharmaceuticals SA	Executive Chairman		N/A
Spar	Harvard University	Professor, and Senior Associate Dean, Business and Global Society, Harvard Business School
(1)As a result of his relationship with Dragonfly Therapeutics, Inc. (“Dragonfly”), Dr. Jacks is not deemed independent under the Company’s Corporate Governance Guidelines. The Company’s 2021 sales to Dragonfly exceeded 2% of Dragonfly’s 2021 consolidated gross revenues.
(2)As a result of his relationship with Editas Medicine, Inc. (“Editas”), Mr. Mullen is not deemed independent under the Company’s Corporate Governance Guidelines. The Company’s 2021 and 2022 sales to Editas exceeded 2% of Editas’ 2021 and 2022 consolidated gross revenues, respectively.
Contacting the Board of Directors
The Company has a process in place for shareholders and other interested parties to send communications to the Board or any individual director or groups of directors. Shareholders and other interested parties who desire to send communications to the Board or any individual director or groups of directors should write to the Board or such individual director or group of directors care of the Company’s Corporate Secretary, Thermo Fisher Scientific Inc., 168 Third Avenue, Waltham, Massachusetts 02451. The Corporate Secretary will relay such communications to the Board, or individual director or group of directors, as the case may be.
Accessing our governance documents
You can access the current charters for our Audit Committee, Compensation Committee and N&CG Committee, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics at www.thermofisher.com, by writing to Investor Relations Department, Thermo Fisher Scientific Inc., 168 Third Avenue, Waltham, MA 02451, or by contacting us via phone at 781-622-1111 or via email at investorrelations@thermofisher.com.

2023 Proxy Statement	thermofisher.com	25

Compensation of directors
Compensation philosophy
The general philosophy of our Board is that compensation for non-employee directors should be a mix of cash, payable quarterly, and equity-based compensation, to reward them for a year of service in fulfilling their oversight responsibilities. The Company does not compensate our CEO for Board service in addition to his regular employee compensation.
Process of determining director compensation
Decisions regarding the non-employee director compensation program are approved by our full Board based on recommendations by the Compensation Committee. The Compensation Committee reviews the total compensation of our non-employee directors and each element of our director compensation program biennially. At the Compensation Committee’s direction, Pearl Meyer & Partners, LLC (“Pearl Meyer”) analyzes the competitive position of our director compensation program against the Peer Group used to benchmark executive compensation and examines how director compensation levels, practices and design features compare to members of the Peer Group.
Elements of compensation
Annual compensation

Annual cash retainers
Lead Director	$165,000		•Employee Directors. No additional compensation •Time of payment. Quarterly installments •Additional expenses. Out-of-pocket expenses incurred for attending Board and committee meetings are reimbursable
All other non-employee directors	$125,000
Committee Fees
•Audit Committee Chair	$25,000
•Compensation Committee Chair
•Nominating & Corporate Governance Committee Chair	$20,000
•Science and Technology Committee Chair
•Strategy and Finance Committee Chair
Annual equity grant
All non-employee directors	$200,000	*	•Equity grant vesting schedule. The earlier of the anniversary of the grant date or the Company’s next annual meeting of shareholders
*    Actual amounts may be different since the number of restricted stock units awarded is based on the closing price of our common stock on the grant date (rounded to the nearest whole number).
Deferred compensation plan for directors
The Company maintains a deferred compensation plan for its non-employee directors (the “Directors Deferred Compensation Plan”). Under the Directors Deferred Compensation Plan, a participant may elect to defer receipt of his or her annual retainer. Amounts deferred under the Directors Deferred Compensation Plan are valued at the end of each quarter as units of common stock and, when payable under the plan, may only be paid in shares of common stock. Additional credits are made to a participant’s account for cash and stock dividends that he or she would have received had the participant been the owner of such common stock on the record dates for payment of such dividends. The common stock and cash credited to a participant’s account are paid to the participant within 60 days after the end of the fiscal year in which the participant ceases to serve as a director unless the participant makes a timely election to defer the distribution in accordance with the requirements of Section 409A of the Code. The participant does not have any actual ownership of the common stock until the common stock is distributed to the participant. As of December 31, 2022, a total of 275,614 shares of common stock were available for issuance under the Directors Deferred Compensation Plan, of which deferred units equal to 18,818 shares of common stock were accumulated.
Matching charitable donation program
The Company has a matching charitable donation program for non-employee directors (the “Matching Charitable Donation Program for Directors”), pursuant to which the Company matches donations made by a director to a charity selected by the director, up to $15,000 per director per year.
Director and officer insurance
The Company provides liability insurance for its directors and officers. The annual cost of this coverage is approximately $3.9 million.

26	2023 Proxy Statement	thermofisher.com

Compensation of directors
Director summary compensation table
The following table sets forth a summary of the compensation of the Company’s non-employee directors who served in 2022:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	All Other Compensation ($)(2)		Total ($)
Nelson J. Chai	$150,000		$200,061	$15,484	(3)	$365,545
Ruby R. Chandy(4)	$104,959		$200,061	$10,221	(5)	$315,241
C. Martin Harris	$125,000		$200,061	$484		$325,545
Tyler Jacks	$145,000		$200,061	$15,484	(3)	$360,545
R. Alexandra Keith	$125,000	(6)	$200,061	$822	(7)	$325,883
Thomas J. Lynch(8)	$61,648		$—	$15,263	(3)	$76,911
Jim P. Manzi	$125,000		$200,061	$15,484	(3)	$340,545
James C. Mullen	$125,000		$200,061	$484		$325,545
Lars R. Sørensen	$145,000		$200,061	$484		$345,545
Debora L. Spar	$137,527		$200,061	$3,484	(9)	$341,072
Scott M. Sperling(10)	$157,527	(11)	$200,061	$34,392	(12)	$391,980
Dion J. Weisler	$150,000		$200,061	$2,548	(13)	$352,609
(1)These amounts represent the aggregate grant date fair value of stock awards granted to directors in 2022, calculated in accordance with ASC 718. For information on the valuation assumptions with respect to these awards, refer to note 6 of the Thermo Fisher financial statements in the Form 10-K for the year ended December 31, 2022, as filed with the SEC. These amounts do not represent the actual amounts paid to or realized by the directors for these awards during 2022. On May 18, 2022, each then-serving non-employee director received a grant of 369 restricted stock units, having a grant date fair value of $200,061, all of which is included in the “Stock Awards” column, and which remained outstanding at the end of 2022. No other awards were outstanding at the end of 2022.
(2)These amounts include $484 of dividends accrued in the form of dividend equivalents on restricted stock units held by each non-employee director, except for Ms. Chandy, for whom the amount is $221 and Mr. Lynch, for whom the amount is $263.
(3)Includes matching Company contributions of $15,000 under the Matching Charitable Donation Program for Directors. (See “Matching charitable donation program” on page 26.)
(4)Ms. Chandy joined the Board on March 1, 2022.
(5)Includes matching Company contributions of $10,000 under the Matching Charitable Donation Program for Directors. (See “Matching charitable donation program” on page 26.)
(6)Represents compensation deferred and issued as 228 deferred stock units pursuant to the Directors Deferred Compensation Plan.
(7)Includes $338 of Company dividends accrued in the form of dividend equivalents in 2022 on deferred stock units held in the Directors Deferred Compensation Plan.
(8)Mr. Lynch retired from the Board effective May 18, 2022.
(9)Includes matching Company contributions of $3,000 under the Matching Charitable Donation Program for Directors. (See “Matching charitable donation program” on page 26.)
(10)Fisher Scientific International Inc. (“Fisher”) maintained a retirement plan for non-employee directors, pursuant to which a director who retired from the Fisher board of directors with at least 5 years of service was eligible to receive an annual retirement benefit for the remainder of the director’s lifetime and his or her spouse’s lifetime. The Company’s acquisition of Fisher (the “Fisher Merger”) resulted in a termination of service from the Fisher board for Mr. Sperling, which started the payout of benefits under the retirement plan. Mr. Sperling’s annual benefit is equal to 80% of his then director’s fee. Mr. Sperling receives $48,000 per year under this plan, which is not included here because it relates solely to Mr. Sperling’s service as a director of Fisher prior to the Fisher Merger.
(11)Represents compensation deferred and issued as 288 deferred stock units pursuant to the Directors Deferred Compensation Plan.
(12)Includes matching Company contributions of $15,000 under the Matching Charitable Donation Program for Directors and $18,908 of Company dividends accrued in the form of dividend equivalents in 2022 on deferred stock units held in the Directors Deferred Compensation Plan. (See “Matching charitable donation program” on page 26.)
(13)Includes $2,064 of Company dividends accrued in the form of dividend equivalents in 2022 on deferred stock units held in the Directors Deferred Compensation Plan.
Stock ownership policy for directors
The Compensation Committee has established a stock ownership policy that requires directors of the Company to hold shares of common stock equal in value to five times (5x) the annual cash retainer for directors. Directors have until 5 years from when they joined the Board to achieve this ownership level. For the purpose of this policy, a director’s election to receive shares of common stock in lieu of his or her annual retainer will be counted towards this target, as will time-based restricted stock units. All of our directors are either currently in compliance or on track to be in compliance with this policy within the applicable time limit.

2023 Proxy Statement	thermofisher.com	27

Executive compensation
Each year, we provide our shareholders the opportunity to vote on the compensation of the executive officers named in the Summary Compensation Table (our “Named Executive Officers” or NEOs”) as disclosed in this Proxy Statement in accordance with the SEC’s rules.
We encourage our shareholders to read the “Compensation discussion and analysis” section below, which describes in detail our executive compensation programs and the decisions made by the Compensation Committee with respect to the year ended December 31, 2022.
As an advisory vote, this proposal is not binding. However, our Compensation Committee and Board of Directors value the opinions expressed by our shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for NEOs.

Shareholder engagement and 2022 vote on Named Executive Officer compensation
At the 2022 Annual Meeting of Shareholders, our shareholders approved say-on-pay with an 88% favorable advisory vote. Our Compensation Committee carefully reviews voting results and feedback from our shareholder engagement activities when making executive compensation decisions.

Our Board and management team are committed to engaging with and listening to our shareholders. During 2022, we proactively contacted shareholders representing approximately 50% of our outstanding shares to solicit their feedback and ensure that we had firsthand knowledge of their perspectives and any concerns specifically related to our executive compensation programs. We value our shareholders’ input and our goal is to continue to receive strong support for our compensation programs.
For more information on what we learned from our shareholders and the resulting changes we made to our programs, see “2022 shareholder engagement” on page 7.

Our shareholders expressed general satisfaction with our executive compensation program. In our engagement meetings, our shareholders also expressed an interest in seeing a greater proportion of pay dependent on strategic and operational performance, with motivating metrics to drive long-term shareholder value.
In taking this feedback into account, in 2022, we updated the mix of long-term incentive awards to increase the percentage of performance-based restricted stock unit awards. We also enhanced the structure of our annual incentive program to further emphasize our CSR priorities.
Looking to the future, the Company is committed to maintaining ongoing communication with our shareholders, to ensure we continue to remain fully aware of shareholder expectations for our executive compensation practices.

The Board recommends that shareholders vote in favor of the following resolution:
RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this Proxy Statement, is hereby approved.

We hold an advisory vote on executive compensation annually. Following the 2023 Annual Meeting, the next vote will occur at our 2024 Annual Meeting.

28	2023 Proxy Statement	thermofisher.com

Executive compensation
Under Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), at least every six years our shareholders are entitled to cast an advisory vote to indicate the frequency with which we should hold future non-binding votes to approve executive compensation, or to abstain from voting. Our shareholders last voted on such a resolution in 2017, with the majority voting for a frequency of every year. We are once again asking our shareholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Shareholders may vote for a frequency of every 1, 2, or 3 years, or may abstain from casting a vote.
The Board has determined that continuing to hold an advisory vote on executive compensation every year remains the most appropriate alternative for the Company at this time so that shareholders may continue to provide timely, direct input on our executive compensation program. The Board believes that an annual vote is consistent with the Company’s efforts to engage in an ongoing dialogue with shareholders on executive compensation matters.
The Board will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, the Board may decide that it is in the best interests of our shareholders and the Company to hold the advisory vote to approve executive compensation more or less frequently.
Proxies solicited by the Board will be voted for a frequency of EVERY YEAR unless shareholders specify to the contrary on their proxy.

2023 Proxy Statement	thermofisher.com	29

Executive compensation
Compensation discussion and analysis
This Compensation discussion and analysis provides an overview of the components of our executive compensation program and the 2022 decisions of the Compensation Committee (referred to in this “Compensation discussion and analysis” section as the “Compensation Committee” or “Committee”) for our 2022 NEOs, who are:

Named Executive Officer	Title	Date of Appointment to Current Role	Tenure (in Years)
Marc N. Casper	Chairman, President and Chief Executive Officer	October 2009	21
Stephen Williamson	Senior Vice President and Chief Financial Officer	August 2015	21
Michel Lagarde	Executive Vice President and Chief Operating Officer	January 2022	7
Gianluca Pettiti	Executive Vice President	December 2021	17
Michael A. Boxer	Senior Vice President and General Counsel	January 2018	5
Compensation objectives
The goal of our executive compensation program is to provide market-competitive total compensation programs that promote the achievement of key strategic and financial performance, motivate long-term value creation, align executive officers’ interests with those of our shareholders, and attract and retain the best possible executive talent.
Compensation philosophy
We believe the most effective way to achieve these objectives is to reference the market median for target direct compensation, and to offer performance-based incentives tied to clearly articulated performance measures aligned to our key strategic and financial goals that reward our executives for over-performance and hold them accountable for under-performance. This philosophy is the foundation for evaluating and continuously improving the effectiveness of our executive pay program. The following are the core elements of our executive compensation philosophy:

Performance-Based	Shareholder Aligned	Market Competitive

A significant portion of executive compensation should be “at-risk,” performance-based pay	Incentives should be structured to create a strong alignment between executives and shareholders on both a short-term and long-term basis	Compensation levels and programs for executives should be competitive relative to the markets in which we operate and compete for talent

By incorporating these core design elements, we believe our executive compensation program is in line with, and supportive of, our objectives of driving and rewarding performance and creating long-term value for our shareholders. In addition, we believe our executive compensation program is effective in attracting and retaining the level of talent we need to successfully manage and grow our business.
Compensation governance practices
To achieve the objectives of our executive compensation program and emphasize pay-for-performance principles, the Compensation Committee has continued to employ strong governance practices, including mitigating undue risk associated with compensation by using a combination of vehicles that collectively promote the achievement of business results, retention and sustainable long-term value creation, as well as using stock ownership guidelines, a clawback policy, a stock holding requirement for our CEO, and other risk mitigation tools.
The Compensation Committee recognizes that the long-term success of our executive compensation program requires a robust framework of compensation governance, and regularly reviews external executive compensation practices and trends and considers them when updating our executive compensation program, as highlighted below.

What we do	What we don’t do

Deliver the majority of compensation in the form of at-risk, variable pay	No tax gross ups
Align pay with performance and Company strategy	No plans that encourage excessive risk
Benchmark compensation levels against appropriate companies in related industries, of a similar size and business complexity	No guaranteed pay increases
No guaranteed bonuses or equity awards
Reference the market median when reviewing compensation for our NEOs	No dividends paid on equity awards prior to vesting
Maximums for our performance-based incentive plans	No hedging or pledging of Company common stock by directors or executives
Clawback policy for the recoupment of compensation in certain situations	No excessive perquisites
Robust stock ownership requirements	No pension or supplemental executive retirement plans (“SERPs”)
Two year holding requirement on 50% of net stock vesting under the CEO’s time- and performance-based restricted stock units
Engage an independent compensation consultant
Double-trigger change in control provisions
Regular shareholder engagement related to compensation

30	2023 Proxy Statement	thermofisher.com

Executive compensation
Components of our compensation program

Type	Element	Purpose	Key Features

	Base salary	Provide market competitive, baseline compensation to attract and retain the best possible executive talent	•Reviewed annually; changes generally effective March/April •Reference market median for all NEOs •Takes into account level of responsibility, time in role, and individual performance

	Annual incentive	Promote the achievement of key strategic and financial performance measures; promote retention
•Cash-based
•Reference market median for all NEOs for target total cash (base salary plus target annual incentive)
•Maximum opportunity 2x target
•Based on performance goals tied 70% to financial measures (organic revenue growth, adjusted net income, free cash flow), and 30% non-financial strategic measures, including ESG priorities

Performance-based restricted stock units

	Long-term incentives	Align interests of executives with those of our shareholders by motivating and rewarding achievement of financial performance and long-term shareholder value; promote retention
•Reference market median for all NEOs for target direct compensation (target total cash plus the grant date value of long-term incentives)
•Rewards achievement of financial goals (organic revenue growth, adjusted EPS), and aligns interests of executives with those of our shareholders by assessing TSR relative to some of the highest performing companies in S&P 500 over the long-term
•Stock-based incentive compensation that vests in 3 annual installments

Time-based stock options

		Reward long-term value creation, as award only provides value if our stock price appreciates; promote retention	•Reference market median for all NEOs for target direct compensation •Stock-based incentive compensation that vests in 4 equal annual installments

Time-based restricted stock units

		Promote long-term retention	•Reference market median for all NEOs for target direct compensation •Stock-based incentive compensation that vests over 3.5 years

Pay and performance alignment
For our compensation program to be successful, it needs to effectively align with our key strategic and financial goals. We achieve this by delivering the majority of compensation in the form of at-risk variable pay that is directly tied to clearly articulated strategic and financial performance measures. To ensure alignment with shareholder value creation we also assess total shareholder return (“TSR”) relative to some of the highest performing companies in the S&P 500.
In addition, in response to shareholder feedback, in 2022 we further aligned pay with performance by updating the mix of long-term incentive awards to increase the percentage of performance-based restricted stock unit awards, which reward the achievement of financial goals and align the interests of our executives and shareholders by assessing relative TSR, and enhanced the structure of our annual incentive program to further align pay with achievement of our CSR priorities.
The majority of our NEOs’ target 2022 compensation is at-risk and variable, with the mix well-aligned to practices of our Peer Group companies. The 2022 target direct compensation mix for our CEO and other NEOs are shown in the table above.

2023 Proxy Statement	thermofisher.com	31

Executive compensation
Compensation consultants
In 2022, the Committee in its sole discretion retained Pearl Meyer as its independent compensation consultant. Pearl Meyer does not provide any other services to the Company and the Committee has determined that Pearl Meyer’s work for the Committee does not raise any conflict of interest. Pearl Meyer reports directly, and provides various executive and director compensation services, to our Compensation Committee, including the following:
•reviews executive and director compensation programs of the Company and its Peer Group (see page 42 for further detail on the Peer Group)
•analyzes the relative performance of the Company
•reviews emerging trends and best practices in executive compensation and director compensation
•provides input on the Company’s Proxy Statement disclosure and Company compensation programs
•performs risk assessment
2022 compensation decisions and outcomes
Base salary
Base salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our executive officers. Decisions regarding individual positioning take into account level of responsibility, time in role, current salary and individual performance, as well as the most relevant external market reference.
In February 2022, the Committee considered the market data collected by Pearl Meyer in combination with the factors listed above. As a result of this review, in February 2022 the Committee approved increases to base salaries for our NEOs, resulting in salary increases ranging from 3.0% to 10.7% as compared to base salaries in effect on December 31, 2021.

Named Executive Officer	2021 Base Salary(1)	2022 Base Salary (Effective April 4, 2022)	Increase
Marc N. Casper	$1,650,000	$1,700,000	3.0%
Stephen Williamson	$945,000	$985,000	4.2%
Michel Lagarde(2)	$971,000	$1,075,000	10.7%
Gianluca Pettiti	$750,000	$775,000	3.3%
Michael A. Boxer	$706,500	$736,174	4.2%
(1)As in effect on December 31, 2021.
(2)In connection with his promotion to Executive Vice President and Chief Operating Officer of the Company, Mr. Lagarde received an 8.1% base salary increase from $971,000 to $1,050,000, effective January 1, 2022. In February 2022, the Compensation Committee approved a 2.4% base salary increase from $1,050,000 to $1,075,000, effective April 4, 2022.
The base salary increases approved in February 2022 are reflective of prevailing market merit and performance increase practices to ensure that our NEOs’ base salary levels remain positioned competitively relative to the market.
Annual incentive plan
Overview
Each year, the Committee approves for each executive an annual target incentive amount expressed as a percentage of the executive’s base salary. The 2022 targets are set forth in the “2022 Named Executive Officer annual incentive payouts” table. The final award can range from 0% to 200% of target, depending on the financial and non-financial performance of the Company, although in exceptional circumstances, the Committee has the discretion to arrive at a different achievement factor. In fiscal year 2022, the Compensation Committee did not exercise discretionary authority.
Awards are paid out, if earned, in the first quarter of the following year based on the following methodology:

Executive Base Salary Paid in Performance Year	X	Executive Target Annual Incentive %	X	Overall Performance Score % (70% Financial + 30% Non-Financial)	=	Final Award

32	2023 Proxy Statement	thermofisher.com

Executive compensation
Performance metric selection
The financial metrics that we use for our annual incentive plan are designed to promote the achievement of key financial performance measures, and capture what we view as the main financial drivers of shareholder value: maximizing revenue, managing operating expense, controlling other costs, and maintaining process discipline and sound execution. In determining the achievement of the financial measures, the Company’s actual performance is then measured relative to the Company’s internal operating goals for 2022 set at the beginning of the year.
To better balance annual incentive plan determinations across financial and non-financial strategic considerations, the Committee also assesses non-financial performance across 4 identified areas of strategic importance. Quantitative and qualitative corporate performance goals are pre-established in 4 categories, and the Compensation Committee evaluates achievement of the goals at year-end and determines the degree to which each defined goal was exceeded, met, or not achieved. These non-financial performance goals are established, and overall achievement of the non-financial performance element of our annual incentive plan is assessed, by reference to our overall goal to deliver on our commitments to all stakeholders and advance our position as the world leader in serving science, which we believe creates value for our shareholders and benefits our employees, customers, and communities.
In line with our commitment to robust CSR practices, the Committee determined that one of the areas of strategic importance to the Company was the achievement of its ESG priorities, and explicitly incorporated these ESG priorities as one of the 4 non-financial measures of the annual incentive program.
The Committee selected the financial measures described below and further defined in Appendix A, as opposed to financial measures computed under GAAP, because this is consistent with how management measures and forecasts the Company’s performance, and as such, how the Company communicates performance to investors. The use of adjusted measures enables investors and management to compare the Company’s performance to the market on a like-for-like basis, which is particularly important given the varying degrees of acquisition across peer companies and the acquisitive nature of the Company.

Measure	Why It Matters
Financial
Organic revenue growth
•Reflects financial performance, which is a strong indicator of our long-term ability to drive shareholder value
•Allows comparison of financial results to both acquisitive and non-acquisitive peer companies
•Prevalent, industry-relevant measure of growth

Adjusted net income
•Reflects achievement of our strategic goals by encouraging efficient operations and resource allocations, in order to maximize earnings relative to the revenue environment
•Ensures all employees can contribute to the success of the Company

Free cash flow	•Reflects quality of earnings and cash flows that may be reinvested in our businesses, used to make acquisitions, or returned to shareholders in the form of dividends and/or share repurchases
Non-Financial
ESG priorities	•Incentivizes executives to support our commitment to environmental, social, and governance matters •Supports the Company’s sustainable, long-term performance
Position Company for accelerated revenue growth	•Strong indicator of our long-term ability to drive shareholder value by effectively meeting the needs of our customers in all of the end markets that we serve
Position Company to drive margin expansion over mid-term	•Drives strong future profitability
Effectively execute capital deployment strategy	•Properly managing the strategic use of capital through acquisitions, dividends, share repurchases and debt repayment is of paramount importance to the Company’s long-term financial health
Rigorous goal setting
We set challenging annual goals, taking into account Company and industry outlooks for the year, historical and projected growth rates for the Company and its peers, and performance expectations from analysts. The Company’s annual operating and 3-year strategic plans serve as the basis of the annual earnings guidance we communicate to investors. The annual operating plan builds on the prior year’s results and is based on the anticipated business environment.
In setting performance goals, the Committee generally establishes standards such that the target payout (100% of target bonus) represents attractive financial performance within our industry and can be achieved with strong execution; payouts above 150% of this target require outstanding performance.
The Compensation Committee followed the process described above when establishing our 2022 performance targets. Consistent with prior years, our 2022 targets considered analyst expectations and competitors’ publicly disclosed projected performance. The Committee also considered the negative impact on total Company organic revenue growth in 2022 from the roll-off of COVID-19 testing related revenue, which was expected to materially decline year over year as the societal need for COVID-19 testing declined.

2023 Proxy Statement	thermofisher.com	33

Executive compensation
2022 performance targets and achievement determinations

Financial Performance

Performance Metric*	Threshold(1) (0%)	Target (100%)	Maximum (200%)	Payout % (Before Weighting)	Weight
Intermediate payouts calculated using linear interpolation
Organic Revenue Growth(2)				200%	35%
Adjusted Net Income(3)				148%	30%
Step-wise payouts
Free Cash Flow(4)				100%	5%
Total Earned				170.5%	70%
*    Organic revenue growth, adjusted net income and free cash flow are financial measures that are not prepared in accordance with GAAP. Appendix A to this Proxy Statement defines these non-GAAP financial measures and reconciles them to the most directly comparable historical GAAP financial measures.
(1)No payout is earned for performance below threshold.
(2)For each 1.0% of organic revenue growth above the threshold, the payout increased proportionately by 25 percentage points to (5.5)% organic revenue growth. To reflect the additional investment and effort required, for growth between (5.5)% and (4.5)%, the payout increased proportionately by 25 percentage points for each 0.5% increase in organic revenue growth up to a maximum opportunity of 200%.
(3)For each additional $260 million of adjusted net income above the threshold, the payout increased proportionately by 25 percentage points to target adjusted net income of $8,872 million. For each additional $150 million of adjusted net income between $8,872 million and $9,172 million, the payout increased proportionately by 25 percentage points and for each $60 million of adjusted net income above $9,172 million, the payout increased proportionately by 25 percentage points up to a maximum opportunity of 200%.
(4)For free cash flow between $6,000 million and $7,000 million, a payout of 100% is achieved, with a maximum payout of 200% achieved for free cash flow at or above $7,000 million.

Achievement Earned on Financial Performance
Based on the weighted average of the organic revenue, adjusted net income and free cash flow payouts noted above, the Committee concluded an overall achievement of 170.5% of target was earned for the financial performance element.

34	2023 Proxy Statement	thermofisher.com

Executive compensation

Non-financial performance
The Committee assesses performance in our 4 identified areas of strategic importance, taking account of the Company’s overall Mission and goal to deliver on our commitments to all stakeholders and advance our position as the world leader in serving science.

Performance Metric	Key Areas of Focus	Key Achievements

ESG priorities
•Sustain our leadership in enabling our customers’ COVID-19 response activity through our testing, bioproduction and pharma services solutions
•Continue to focus on the safety of our colleagues
•Deepen culture of diversity, involvement and inclusion
•Continue to improve leadership diversity
•Make progress on our greenhouse gas emission reduction goals
•Build on momentum to support our communities through colleague involvement and STEM education
•Drive personal ownership of ethics, quality, safety, and regulatory compliance and cybersecurity

•Delivered $4.8 billion of COVID-19 response revenue including $3.1 billion in testing and $1.7 billion for vaccines and therapies
•Accelerated our transition to renewable electricity and increased our target to reduce Scope 1 and Scope 2 greenhouse gas emissions from 30% to 50% by 2030
•More than 120,000 volunteer hours undertaken by colleagues, supporting local communities
•Launched Thermo Fisher Scientific Junior Innovators Challenge as title sponsor of premier middle school STEM research competition in the U.S.
•Increased leadership diversity versus 2021

Position Company for accelerated revenue growth	•Improve Customer Allegiance Score (CAS) vs. 2021 •Generate significant impact and sustained value from our investments •Execute capacity expansion programs •Significant year of high impact innovation
•CAS score above plan, reflecting differentiated customer support during macro supply chain disruptions
•Delivered differentiated Core organic revenue growth* reflecting strong returns on our investments including capacity expansions
•Another year of high impact innovation and very strong pipeline for 2023

Position Company to drive margin expansion over the mid-term	•Maintain the impact of the PPI Business System •Execute projects to leverage Company scale to reduce infrastructure cost
•Our PPI Business System allowed us to effectively address higher inflation and supply chain disruptions
•Further expanded use of shared services and widened roll out of digital enhancements in manufacturing and back-office functions

Effectively execute capital deployment strategy	•Successfully integrate PPD: maintain the business trajectory through customer focus and achieve strong financial performance and synergies •Maintain strong pipeline of M&A targets
•Successfully integrated PPD: financials materially ahead of the deal model, exited the year with very strong authorizations and raised long-term synergies
•Successfully integrated PeproTech: financials ahead of the deal model
•Announced acquisition of The Binding Site
•Maintained strong pipeline of M&A targets

Total Earned		150%
* Core organic revenue growth is a financial measure that is not prepared in accordance with GAAP. Appendix A to this Proxy Statement defines this non-GAAP financial measure and reconciles it to the most directly comparable historical GAAP financial measure.

Achievement Earned on Non-Financial Performance
The Committee determined that as a result of the key achievements noted above, we meaningfully delivered on our commitments to all stakeholders and significantly advanced our position as the world leader in serving science, and therefore concluded an overall achievement of 150% of target was earned for the non-financial performance element.
Overall Achievement
After weighing the earned factors for the financial and non-financial performance described above, the Committee concluded that a calculated payout of 164.4% was earned.

2023 Proxy Statement	thermofisher.com	35

Executive compensation
How we arrived at the 164.4% overall performance score

Performance Measure	Weight	Payout	Weighted Payout
Organic Revenue Growth	35%	200%	70.0%
Adjusted Net Income	30%	148%	44.4%
Free Cash Flow	5%	100%	5.0%
Subtotal Financial	70%	170.5%	119.4%
Non-financial	30%	150%	45.0%
Total	100%		164.4%
	Overall performance score: 164.4%
2022 Named Executive Officer annual incentive payouts
As a result of the 164.4% overall performance score, the following payouts were earned in 2022 by our NEOs:

Named Executive Officer	2022 Target (% of Base Salary)(1)	2022 Target Award	2022 Overall Performance Score	2022 Approved Award
Marc N. Casper	200%	$3,374,521	164.4%	$5,547,713
Stephen Williamson	110%	$1,072,289	164.4%	$1,762,843
Michel Lagarde	115%	$1,228,925	164.4%	$2,020,353
Gianluca Pettiti	100%	$768,630	164.4%	$1,263,628
Michael A. Boxer	75%	$546,460	164.4%	$898,380
(1)In connection with his promotion to Executive Vice President and Chief Operating Officer of the Company, Mr. Lagarde received a target bonus opportunity increase effective January 1, 2022 to 115% of salary. In connection with his promotion to Executive Vice President of the Company, Mr. Pettiti received a target bonus opportunity increase effective December 27, 2021 to 100% of salary. Opportunities for the other Named Executive Officers were unchanged from the prior year.
Long-term incentives
Objectives
The objectives of our long-term equity incentive program are to align the interests of our executives with those of our shareholders by motivating and rewarding achievement of financial performance and long-term shareholder value and to promote retention of our executive talent. We achieve this by granting our executive officers equity through a combination of vehicles, each serving a different objective.
2022 EQUITY AWARD MIX

In February 2022, we updated the mix of long-term incentive awards made to our executives to increase (i) the percentage of performance-based restricted stock unit awards from 35% to 40% and (ii) the percentage of stock options from 30% to 40%, and to decrease the percentage of time-based restricted stock units from 35% to 20%. We believe that weighting this mix more heavily towards performance-based awards serves to further incentivize our executives to focus on areas of key strategic and financial importance to the Company and our shareholders.

36	2023 Proxy Statement	thermofisher.com

Executive compensation
Key features of 2022 equity awards

Performance- Based Restricted Stock Units
•3-year ratable vesting (one third per annum, subject to final adjustment based on relative TSR)
•Performance measured over 1 year, subject to a long-term, 3-year performance adjustment based on relative TSR
•No vesting if minimum performance not met
•Dividends accrue (in form of dividend equivalents, only after performance conditions are met) and paid only on vested awards
•CEO awards subject to a 2-year holding requirement on 50% of shares delivered upon vesting

Stock Options	•4 year ratable vesting (one quarter per annum) •Exercise price equal to closing price on date grant approved •8 year term
Time-Based Restricted Stock Units
•3.5 year vesting (15%, 25%, 30% and 30% after 6, 18, 30 and 42 months, respectively)
•Dividends accrue (in form of dividend equivalents) and paid only on vested awards
•CEO awards subject to a 2-year holding requirement on 50% of shares delivered upon vesting

To promote retention, awards generally provide that any unvested awards are forfeited, except as described in the section below titled “Treatment of equity.”
2022 Named Executive Officer equity awards
As further discussed in “Annual compensation review” on page 41, the Committee reviewed the Peer Group information provided by Pearl Meyer, Company and business unit performance, individual performance, prevailing market trends, feedback from shareholders, and the views of both the CEO (in the case of the other NEOs) and the other non-employee directors of the Board, and applied its judgment to determine that the following equity awards were appropriate, aligned with our compensation philosophy and our strategic market positioning. The target values and actual award values as of the grant date in February 2022 of the awards made to each of our NEOs are reflected in the table below. The difference between the approved target value and the actual grant date value reflects the variation between the 20-day average stock price ending 5 trading days prior to the Compensation Committee meeting, which is used to calculate the target award value, and the closing price of our common stock on the grant date, which is used as the basis for calculating the actual grant date value for accounting purposes, as well as other minor differences in the option pricing variables used for each calculation.

		Grant Date Accounting Value of 2022 Award
Named Executive Officer	Target 2022 LTI Award Value	Stock Options	Time-Based Restricted Stock Units	Performance- Based Restricted Stock Units	Total 2022 LTI Award Value
Marc N. Casper	$13,749,995	$5,002,372	$2,500,712	$4,981,932	$12,485,016
Stephen Williamson	$4,299,968	$1,564,106	$782,298	$1,557,973	$3,904,377
Michel Lagarde	$5,249,979	$1,910,056	$954,615	$1,902,317	$4,766,988
Gianluca Pettiti	$4,000,015	$1,455,183	$727,326	$1,449,510	$3,632,019
Michael A. Boxer	$1,499,957	$545,848	$272,747	$543,369	$1,361,964
On November 10, 2022, the Compensation Committee approved amendments to the equity compensation agreements of Mr. Casper to align the retirement vesting provisions in his equity award agreements with those granted to all other executives. The amendments relate to his outstanding stock options originally granted between 2017 and 2022 and his outstanding time-based and performance-based restricted stock units originally granted between 2020 and 2022.

2023 Proxy Statement	thermofisher.com	37

Executive compensation
Performance-based restricted stock units
Performance metric selection
Our performance-based restricted stock unit awards are directly tied to clearly articulated strategic and financial performance measures. To ensure alignment with shareholder value creation, we also assess TSR relative to some of the highest performing companies in the S&P 500. Further details on these metrics are provided in the table below:

Measure	Why It Matters
Financial
Organic revenue growth
•Strong indicator of our long-term ability to drive shareholder value
•Allows comparison of financial results to both acquisitive and non-acquisitive peer companies
•Prevalent, industry-relevant measure of growth

Adjusted earnings per share (“adjusted EPS”)*	•Prevalent, industry-relevant measure of delivery of shareholder value •Metric is closely followed by shareholders, analysts and investors
Total shareholder return
•Offers clear alignment between the interests of management and shareholders
•Summary indicator of long-term performance
•Relative (as opposed to absolute) nature of goals accounts for macroeconomic factors impacting the broader market

* Organic revenue growth and adjusted EPS are financial measures that are not prepared in accordance with GAAP. Appendix A to this Proxy Statement defines these non-GAAP financial measures and reconciles them to the most directly comparable historical GAAP financial measures.
Rigorous goal setting
We set challenging goals for organic revenue growth and adjusted EPS following the process described on page 58. With regard to these measures for this 3-year award, performance is measured over the fiscal year in which the award is made. The Committee believes a one-year measurement period for these metrics is appropriate given the dynamic and acquisitive nature of the Company. The incorporation of the financial results of the acquired entities into the Company’s financial results that would occur over a longer measurement period could result in an undue windfall to participants. To mitigate against this scenario, we use a one-year measurement period to incentivize executives to achieve these metrics, but ensure long-term retention of executives through the use of a 3-year vesting period. In addition, the incorporation of a long-term, 3-year relative TSR metric ensures executives’ interests are aligned with those of shareholders with regard to the Company’s performance over the long-term. Finally, by using performance-based restricted stock units that vest over the long-term, the Committee discourages executives from excessive risk-taking in favor of short-term performance, as any impact to the Company’s long-term performance will decrease the realizable value of the executive’s award.
2022 performance targets and achievement
The performance targets and level of payout that apply to awards made in February 2022 are structured in a matrix, meaning that strong performance is required with respect to both organic revenue growth and adjusted EPS to earn an above-target payout.
The weighting of the financial measures and performance targets for 2022 were:

	Organic Revenue Growth (50%)(1)(2)	Adjusted Earnings Per Share (50%)(1)(2)
Threshold (0% payout on each measure)	Less than (10.5)%	Less than $20.96
Baseline (50% payout on each measure)	(7.5)% to (6.51)%	$22.43 to $22.77
Maximum (87.5% payout on each measure)	(5)% and above	$23.23 and above
Actual Results	0.34%	$23.24
Payout Factor	175%
(1)There are a variety of payout scenarios for financial results between the threshold and maximum levels. Payouts under the program are step-wise, based on standalone organic revenue growth in equal proportion to adjusted EPS, with no graduated payout at intermediate points. The Compensation Committee had discretion to revise the performance targets above through September 23, 2022 should the global operating environment have been markedly different than anticipated on the date of grant. In fiscal year 2022, the Compensation Committee did not exercise this discretionary authority.
(2)In setting these goals, the Committee considered the negative impact on total Company organic revenue growth in 2022 from the roll-off of COVID-19 testing related revenue, which was expected to materially decline year over year as the societal need for COVID testing declined. The expected decline in the COVID-19 testing revenue is reflected in the goals set under our financial metrics.
One-third of the total number of units earned vested on February 28, 2023, and the same number of restricted units will vest on both the first anniversary and the second anniversary of this vesting date (subject to adjustment based on our TSR, as discussed below) so long as the executive is employed by the Company on each such date (subject to certain exceptions).

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Executive compensation
TSR modifier
At the end of the 3-year performance period beginning on January 1, 2022 and ending on December 31, 2024, the Company’s 3-year TSR for the performance period will be measured against the 2020 TSR Peer Group (as defined below), and the number of performance-based restricted stock units distributed on the final vesting date in 2025 will be subject to adjustment based on the Company’s relative performance, as shown below.

3-Year TSR Performance	Adjustment to 2025 Distribution	Impact on Total Earned Shares
Top Quartile (75th percentile or greater)	+30%	+10%
2nd Quartile (50th - 74th percentile)	+15%	+5%
3rd Quartile (25th - 49th percentile)	-15%	-5%
Bottom Quartile (24th percentile or below)	-30%	-10%
TSR long-term incentive stock option awards
In September 2020 the Committee approved a performance-based stock option program for senior leaders, including our executives (the “2020 TSR award”).
Performance targets
To earn a payout, the Company needs to deliver exceptional, sustained performance against some of the higher-performing companies in the S&P 500, which have a median TSR exceeding the S&P 500, and are shown in the peer group below (“2020 TSR Peer Group”).

2020 TSR Peer Group	3M Company	Cigna Corporation	Medtronic, Inc.
	Abbott Laboratories	Cisco Systems, Inc.	Merck & Co., Inc.
	AbbVie Inc.	CSX Corporation	Merck KGaA
	Amgen Inc.	Danaher Corporation	NIKE, Inc.
	AstraZeneca plc	Eaton Corporation plc	Pfizer, Inc.
	Automatic Data Processing, Inc.	Eli Lily and Company	Stryker Corporation
	Becton, Dickinson and Company	Gilead Sciences Inc.	Texas Instruments Incorporated
	Biogen Inc.	Honeywell International Inc.	The Boeing Company
	Boston Scientific Corp.	Illinois Tool Works Inc.	The PNC Financial Services Group, Inc.
	Bristol-Myers Squibb Company	Johnson & Johnson	Thermo Fisher Scientific Inc.
Relative TSR is measured over 3 overlapping periods, each 5 years in length. Thermo Fisher’s relative performance will determine the ultimate number of performance-based stock options that cliff vest in March 2024. If Thermo Fisher TSR ranks in the top ten companies (i.e. top third) (i) in one period, 33% of the award will vest, (ii) in two periods, 67% of the award will vest, and (iii) in 3 periods, 100% of the award will vest.

Performance achievement
The results for each 5-year performance period under the plan will be calculated when the performance period is complete. For the first two 5-year performance periods under the plan, Thermo Fisher ranked among the top ten TSRs of the 2020 TSR Peer Group and met the performance requirement.
Based on performance to date, 67% of the 2020 TSR award has been earned and will vest in 2024.

2023 Proxy Statement	thermofisher.com	39

Executive compensation
Other compensation
We maintain broad-based benefits that are provided to all employees, including health and dental insurance, life and disability insurance and a 401(k) plan. Executives are eligible to participate in all of our employee benefit plans, in each case on the same basis as other eligible employees.

Benefit	Key features
401(k) plan
•Tax qualified retirement savings plan for U.S.-based employees
•Contributions matched 1:1 up to the first 6% of compensation deferred
•2022 cap on matching contributions of 6% of $305,000
•Contributions are fully vested on contribution
•Matching contributions for employees vest after two years of employment

Deferred compensation plan
•Available to executives and certain other highly-compensated employees
•Participants can defer receipt of up to 100% of annual salary and/or bonus until either employment ceases or a future date prior to termination
•Contributions matched 1:1 on the first 6% of pay that is deferred over the 401(k) limit

Perquisites
•Executive long-term disability insurance
•Executive life insurance
•Executive physical benefit
•Executive financial planning services (except for the CEO)
•A $3 million term life insurance policy for the CEO
•Limited non-business use of the corporate aircraft
•Security services, including home security systems, monitoring and additional personal security services for the CEO
•No tax gross-ups are provided on any perquisites

Severance and change in control benefits	•Executives are entitled to specified benefits on termination in certain circumstances •‘Double trigger’ change in control agreements •No tax gross-ups

40	2023 Proxy Statement	thermofisher.com

Executive compensation
Executive compensation decision-making process
Compensation oversight
The Committee, which is comprised solely of independent directors, is responsible for discharging the Board’s responsibilities relating to the compensation of our executives, including our CEO.
The Committee has overall responsibility for approving and evaluating all of our compensation plans, policies and programs as they affect our executives. This includes reviewing and approving the compensation of the executives, approving performance goals, reviewing the achievement of performance goals at year end, administering our equity programs, and reviewing and recommending to the Board management succession plans.
Annual compensation setting process
The Compensation Committee undertakes a number of activities each year. The primary areas of focus are discussed in more detail below.

•Review of executive annual incentive pool
•Review Company and executive performance and approve achievement of prior year performance metrics
•Approve performance metric selection
•Approve executive base salaries and target annual incentive
•Proxy Statement review
•Conduct annual risk assessment on our global compensation programs and policies

•Review proxy advisory firms’ analyses of current Proxy Statement
•Review voting results from annual shareholders meeting
•Discuss investor outreach regarding executive compensation
•Propose director equity grants for current year

•Confirmation of executive compensation philosophy/review of potential changes
•Committee charter review
•Equity program and pool review
•Consider shareholder feedback from governance outreach discussions

•Management talent and succession plan review and discussion
•Confirmation of compensation peer group
•Engagement of independent compensation consultant
•Review results of executive competitive assessment
•Committee self-evaluation

Annual compensation review
Typically, during the first quarter of each calendar year, the Committee conducts an annual compensation review. As part of this review, the Committee reviews information provided by its independent compensation consultant, Pearl Meyer, and recommendations presented by the CEO (for the other executive officers), with respect to annual base salary increases, annual incentive opportunities and equity grant sizes and mix.
In reaching its decisions, the Committee applies its judgment to determine and set the appropriate mix and level of compensation for the executives. A range of perspectives is taken into account, including the Peer Group information provided by Pearl Meyer, Company and business unit performance, individual performance, prevailing market trends, feedback from shareholders, and the views of both the CEO and the other non-employee directors of the Board. The Committee then approves any changes to base salaries, bonus opportunities, and equity grant sizes and mix. As a final step, the Committee considers each element of pay in isolation and collectively, to ensure that in combination the overall total compensation is aligned with the Company’s compensation philosophy and our strategic market positioning.

2023 Proxy Statement	thermofisher.com	41

Executive compensation
Compensation Peer Group
Factors considered in determining the Peer Group. Each year the Committee reviews the companies that are included in the compensation peer group (the “Peer Group”), which is used as a reference point to review and set executive compensation. In determining appropriate companies for inclusion in the Peer Group, the Committee considers a number of factors, including industry, revenue and market capitalization, as a means to assess size relative to the Company.
2022 determination regarding Peer Group. In July 2022, the Committee validated that the Peer Group established in July 2021 continued to be reasonable and appropriate for the purpose of gathering references and insights into compensation practices in the market. As such, no changes were made to the Peer Group during fiscal year 2022. The Committee will continue to keep the Peer Group under periodic review, with an eye to stability, appropriateness from a size standpoint and continued relevance with respect to business operations.

Peer Group	3M Company	Cisco Systems, Inc.	Merck & Co., Inc.
	Abbott Laboratories	Danaher Corporation	NIKE, Inc.
	AbbVie Inc.	Eli Lilly and Company	Pfizer, Inc.
	Amgen Inc.	Gilead Sciences Inc.	The Procter & Gamble Company
	Becton Dickinson and Company	Honeywell International Inc.	Texas Instruments Incorporated
	Bristol-Myers Squibb Company	Johnson & Johnson
	Cigna Corporation	Medtronic plc
Our positioning relative to the Peer Group. The following chart illustrates the Company’s size compared to the Peer Group median of revenues and market capitalization, using data provided to the Committee. At the time of this review, the Peer Group companies ranged from 0.5x to 4.4x of Thermo Fisher’s revenue and 0.3x to 2.4x of our market capitalization.

Revenue
Market Capitalization
Strategic pay positioning
The Committee considers compensation data based on practices in the Peer Group when reviewing executive compensation for the NEOs. While this reference is just one consideration in the decision-making process, the Committee has established guidelines around the strategic positioning of pay within a range that is deemed to be market competitive.

Base Salary	median
Target Total Cash(1)	median
Target Direct Compensation(2)	median
Target Compensation(3)	median
(1)Base salary and target annual incentive
(2)Base salary, target annual incentive and target long-term incentive (“LTI”)
(3)Base salary, target annual incentive, target LTI, change in pension value and nonqualified deferred compensation earnings, and all other compensation
Naturally, the individual positioning of pay will still vary as the Committee takes into account a range of factors (e.g. tenure, experience, performance, scope of role) when determining pay levels.
Managing compensation risk
The Committee believes that the Company’s executive compensation program supports its executive compensation objectives without encouraging management to take unreasonable risks. The Committee has reviewed the Company’s key compensation policies and practices and concluded that any risks arising from our policies and programs are not reasonably likely to have a material adverse effect on the Company. The following features have a positive impact in managing compensation risk.

Support long-term view and sustainability of Company
•Appropriate peer group is used and market median is referenced
•Appropriate balance of fixed and variable pay, with emphasis on long-term compensation
•Incentive plans focus on key financial and strategic goals to align to the Company’s long-term business strategy
•Stock ownership requirement
•Stock holding requirement on 50% of shares delivered upon vesting applied to all CEO restricted stock units

Ability to recoup compensation	•Clawback policy and recoupment provisions in award agreements
Committee oversight	•Annual compensation program risk assessment •Assessment considers program design and payouts

42	2023 Proxy Statement	thermofisher.com

Executive compensation
Compensation policies
Stock ownership guidelines
The Committee has adopted stock ownership guidelines that require our executives to hold shares of the Company’s common stock with a value equal to a specified multiple of their base salary (six times (6x) base salary for our CEO, and three times (3x) base salary for our other executives). These guidelines help ensure that our executives build and maintain a long-term ownership stake in the Company, which aligns their financial interests with those of the Company’s shareholders.
Executives have 5 years from the date of their appointment to attain the ownership levels. For purposes of the guidelines, the value of an executive’s stock ownership includes all shares of the Company’s common stock owned by the executive outright and the value of unvested time-based restricted stock units. All of our NEOs are in compliance with this policy.
Stock holding requirement for CEO
In addition to stock ownership guidelines, the CEO has additional stock holding requirements to increase the accountability of his particular role. All time- or performance-based restricted stock units awarded to Mr. Casper are subject to a requirement that at least 50% of the net shares delivered upon vesting be held for at least two years, subject to certain exceptions. This provides further alignment of his long-term interests with those of the Company’s shareholders.
Insider trading policy; anti-hedging and anti-pledging policies
The Company’s Insider Trading Policy (the “Insider Trading Policy”) addresses hedging, pledging and other transactions which might give the appearance of impropriety. Under the Insider Trading Policy, officers and directors of the Company are prohibited from engaging in any of the following types of transactions:
•short sales of Company securities
•purchases or sales of puts or calls
•transactions involving financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of Company securities
•borrowing against Company securities held in a margin account or pledging Company securities as collateral for a loan
Employees who are not insiders or officers are generally permitted to engage in transactions designed to hedge or offset market risk.
No unearned dividend equivalents
With respect to restricted stock units, dividend equivalents or dividends, as applicable, are paid out only on shares actually received.
Clawback
Clawback policy
We have the right to claw back incentive-based compensation to the extent it was awarded in the prior 3 years on the achievement of financial results subject to an accounting restatement that should have resulted in the executive receiving a lower amount of compensation had our financial results been properly reported.
Additional recoupment provisions in equity award agreements regarding misconduct
Our equity award agreements also provide for the recoupment of all or part of any proceeds received upon the sale of vested awards in the prior 12 months, if there is a breach by the executive of any non-competition, non-solicitation, confidentiality or similar covenant or agreement with us.
Equity agreements for grants made from 2020 onwards also provide for the recoupment of all or part of any proceeds received upon the sale of vested awards in the prior 12 months, in the case of a termination of any executive due to illegal or gross misconduct, or in the case of a breach by an executive of his or her fiduciary duty to the Company.
Tax considerations
Effective January 1, 2018, the exemption from the Code Section 162(m) deduction limit for performance-based compensation was repealed, such that compensation paid to our executives in excess of $1 million is generally not deductible unless it qualifies for transition relief. The Company will utilize the transition relief provisions for eligible compensation to the extent possible.
Compensation Committee report
The members of the Company’s Compensation Committee hereby state:
We have reviewed and discussed the Compensation Discussion & Analysis contained in this Proxy Statement with management, and based on such review and discussions, we have recommended to the Company’s Board of Directors that the Compensation Discussion & Analysis be included in this Proxy Statement.
Compensation Committee

By:	Dion J. Weisler (Chair) R. Alexandra Keith	Jim P. Manzi Scott M. Sperling

2023 Proxy Statement	thermofisher.com	43

Executive compensation
Executive compensation tables
Summary compensation table
The following table summarizes compensation for services to the Company earned during the last 3 fiscal years (where applicable) by the Company’s NEOs.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Marc N. Casper Chairman, President and Chief Executive Officer	2022	$1,687,260	$10,336,396	$9,861,822	$5,547,713	$775,718	$28,208,909
	2021	$1,624,247	$8,460,843	$4,090,719	$6,334,565	$723,984	$21,234,358
	2020	$1,550,000	$8,050,380	$8,232,516	$7,750,000	$807,177	$26,390,073
Stephen Williamson Senior Vice President and Chief Financial Officer	2022	$974,808	$2,340,271	$1,564,106	$1,762,843	$211,045	$6,853,073
	2021	$933,411	$2,575,043	$1,226,715	$2,002,168	$214,989	$6,952,326
	2020	$855,191	$2,616,374	$2,879,280	$2,475,000	$230,561	$9,056,406
Michel Lagarde Executive Vice President and Chief Operating Officer	2022	$1,068,630	$2,856,932	$1,910,056	$2,020,353	$207,552	$8,063,523
	2021	$959,153	$3,195,811	$3,541,191	$2,057,386	$230,365	$9,983,906
	2020	$908,197	$2,740,226	$3,199,592	$2,543,750	$35,486	$9,427,251
Gianluca Pettiti Executive Vice President	2022	$768,630	$2,176,836	$1,455,183	$1,263,628	$76,430	$5,740,707
	2021	$611,647	$2,506,068	$2,493,936	$958,176	$36,057	$6,605,884
Michael A. Boxer Senior Vice President and General Counsel	2022	$728,613	$816,116	$545,848	$898,380	$129,891	$3,118,848
(1)Reflects salary earned for the year.
(2)Except as noted below, these amounts represent the aggregate grant date fair value of restricted stock unit awards made during 2022, 2021 and 2020, respectively, calculated in accordance with ASC 718. For information on the valuation assumptions with respect to these awards, refer to note 6 of the Thermo Fisher financial statements in the Form 10-K for the year ended December 31, 2022, as filed with the SEC. For performance-based restricted stock unit awards made in February 2022, these amounts reflect the grant date fair value of such awards at the time of grant based upon the probable outcome (earning 100% of target) at the time of grant. The value of the performance-based restricted stock unit awards at the grant date in February 2022 assuming that the highest level of performance conditions was achieved was $9,590,219, $2,999,098, $3,661,960, $2,790,307, and $1,045,985 for Messrs. Casper, Williamson, Lagarde, Pettiti, and Boxer, respectively. The amount for Mr. Casper includes the incremental fair value of his restricted stock unit awards, which were modified to align the retirement vesting provisions in his equity award agreements with those granted to all other executives, computed as of the modification date in accordance with ASC 718. See “2022 Named Executive Officer equity awards” for additional details on the terms of the modification. The amounts reflected in this column do not represent the actual amounts paid to or realized by the NEO for awards made during 2022, 2021 and 2020.
(3)Except as noted below, these amounts represent the aggregate grant date fair value of stock option awards made during 2022, 2021 and 2020, respectively, calculated in accordance with ASC 718. For information on the valuation assumptions with respect to these awards, refer to note 6 of the Thermo Fisher financial statements in the Form 10-K for the year ended December 31, 2022, as filed with the SEC. The amount for Mr. Casper includes the incremental fair value of his option awards, which were modified to align the retirement vesting provisions in his equity award agreements with those granted to all other executives, computed as of the modification date in accordance with ASC 718. See “2022 Named Executive Officer equity awards” for additional details on the terms of the modification. The amounts reflected in this column do not represent the actual amounts paid to or realized by the NEO for awards made during 2022, 2021 and 2020.
(4)Reflects compensation earned for the year but paid early in the subsequent year.
(5)The amounts presented in this column are detailed in the table below and include (a) matching contributions made on behalf of the NEOs by the Company pursuant to the Company’s 401(k) plan, (b) premiums paid by the Company with respect to long-term disability insurance for the benefit of the NEOs, (c) matching contributions made on behalf of the NEOs by the Company pursuant to the Company’s non-qualified deferred compensation plan, (d) dividends accrued in the form of dividend equivalents on restricted stock units, (e) financial planning services, (f) premiums paid by the Company with respect to executive group term life insurance, (g) access to executive physicals, and (h) with respect to Mr. Casper, premiums paid by the Company for a term life insurance policy for the benefit of Mr. Casper, personal security services, and the incremental cost to the Company of his non-business use of Company aircraft as authorized by the Compensation Committee, which has determined that such aircraft usage increases the security, availability, and productivity of the CEO, providing substantial benefits that justify the cost.

Name	Matching 401(k) Contributions	Long-term Disability Insurance Premiums	Matching Deferred Compensation Plan Contributions	Dividend Equivalents	Financial Planning Services	Term Life Insurance Policy	Personal Security Services	Personal Aircraft Usage	Other	Total All Other Compensation
Marc N. Casper	$18,300	$2,513	$462,966	$45,371	$—	$12,415	$9,153	$225,000	$—	$775,718
Stephen Williamson	$18,300	$2,843	$160,284	$14,078	$15,000	$—	$—	$—	$540	$211,045
Michel Lagarde	$18,300	$3,001	$169,239	$16,472	$—	$—	$—	$—	$540	$207,552
Gianluca Pettiti	$18,300	$2,724	$27,796	$12,070	$15,000	$—	$—	$—	$540	$76,430
Michael A. Boxer	$18,300	$4,192	$86,923	$4,936	$15,000	$—	$—	$—	$540	$129,891

44	2023 Proxy Statement	thermofisher.com

Executive compensation
Grants of plan-based awards for 2022*

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Grant Date	Threshold ($)	Target ($)(1)	Maximum ($)	Threshold(2)	Target(2)	Maximum(2)
Marc N. Casper(6)		—	$3,374,521	$6,749,042
	2/23/2022				—	9,462	18,214				$4,981,932
	2/23/2022							4,731			$2,500,712
	2/23/2022								36,511	$528.58	$5,002,372
Stephen Williamson		—	$1,072,289	$2,144,578
	2/23/2022				—	2,959	5,696				$1,557,973
	2/23/2022							1,480			$782,298
	2/23/2022								11,416	$528.58	$1,564,106
Michel Lagarde		—	$1,228,925	$2,457,850
	2/23/2022				—	3,613	6,955				$1,902,317
	2/23/2022							1,806			$954,615
	2/23/2022								13,941	$528.58	$1,910,056
Gianluca Pettiti		—	$768,630	$1,537,260
	2/23/2022				—	2,753	5,300				$1,449,510
	2/23/2022							1,376			$727,326
	2/23/2022								10,621	$528.58	$1,455,183
Michael A. Boxer		—	$546,460	$1,092,920
	2/23/2022				—	1,032	1,987				$543,369
	2/23/2022							516			$272,747
	2/23/2022								3,984	$528.58	$545,848
*    All equity awards made during 2022 were granted under the Company’s 2013 Stock Incentive Plan (“2013 Plan”).
(1)Target awards are based on a percentage of the NEO’s salary (see “Compensation discussion and analysis - Annual incentive plan” on page 32 and “Compensation discussion and analysis - 2022 Named Executive Officer annual incentive payouts” on page 36).
(2)Represents the threshold, target and maximum number of achievable shares pursuant to a performance-based restricted stock unit award granted on February 23, 2022 (see “Compensation discussion and analysis — Long-term incentives” on page 36).
(3)Represents a time-based restricted stock unit award which vests over a 3.5 year period, according to our standard schedule. (See “Compensation discussion and analysis — Long-term incentives” on page 36.)
(4)Options vest in equal annual installments over a 4-year period. (See “Compensation discussion and analysis — Long-term incentives” on page 36.)
(5)These amounts represent the aggregate grant date fair value of stock option and restricted stock unit awards made during 2022, calculated in accordance with ASC 718. For performance-based restricted stock unit awards, these amounts reflect the grant date fair value of such awards based upon the probable outcome (earning 100% of target) at the time of grant. For information on the valuation assumptions with respect to these awards, refer to note 6 of the Thermo Fisher financial statements in the Form 10-K for the year ended December 31, 2022, as filed with the SEC.
(6)On November 10, 2022, the Compensation Committee approved amendments to the equity compensation agreements of Mr. Casper to align the retirement vesting provisions in his equity award agreements with those granted to all other executives. The amendments relate to his outstanding stock options originally granted between 2017 and 2022 and his outstanding time-based and performance-based restricted stock units originally granted between 2020 and 2022. The incremental fair value relating to the modification of his awards in 2022 was $7,713,202.

2023 Proxy Statement	thermofisher.com	45

Executive compensation
Outstanding equity awards at 2022 fiscal year-end

	Option Awards							Stock Awards
Name	Unexercised and Exercisable (#)	Unexercised and Unexercisable(1) (#)		Unexercised and Unearned 2020 TSR Award (#)		Option Exercise Price ($)	Option Expiration Date	Unvested RSUs (#)(1)		Unvested RSUs ($) at $550.69*	Unearned and Unvested PRSUs (#)		Unearned and Unvested PRSUs ($)
Marc N. Casper	126,400	—		—		$157.68	2/28/2024	—		—	—		—
	116,300	—		—		$190.59	9/7/2024	—		—	—		—
	85,850	—		—		$210.68	2/27/2025	—		—	—		—
	53,437	17,813	(2)	—		$253.99	2/26/2026	—		—	—		—
	27,275	27,275	(3)	—		$309.63	2/25/2027	—		—	—		—
	—	—		53,730	(5)	$418.32	9/9/2027	—		—	—		—
	10,212	30,638	(4)	—		$458.81	2/23/2028	—		—	—		—
	—	36,511	(6)	—		$528.58	2/23/2030
	—	—		—		—	—	3,900	(7)	$2,147,691	—		—
	—	—		—		—	—	7,584	(8)	$4,176,433	—		—
	—	—		—		—	—	5,520	(9)	$3,039,809	—		—
	—	—		—		—	—	10,734	(10)	$5,911,106	—		—
	—	—		—		—	—	4,022	(11)	$2,214,875	—		—
	—	—		—		—	—	—		—	18,214	(12)	$10,030,268	(13)
Stephen Williamson	29,100	—		—		$190.59	9/27/2024	—			—		—
	21,925	—		—		$210.68	2/27/2025	—		—	—		—
	14,737	4,913	(2)	—		$253.99	2/26/2026	—		—	—		—
	8,650	8,650	(3)	—		$309.63	2/25/2027	—		—	—		—
	—	—		20,000	(5)	$418.32	9/9/2027	—		—	—		—
	3,062	9,188	(4)	—		$458.81	2/23/2028	—		—	—		—
	—	11,416	(6)	—		$528.58	2/23/2030	—		—	—		—
	—	—		—		—	—	1,268	(7)	$698,275	—		—
	—	—		—		—	—	2,466	(8)	$1,358,002	—		—
	—	—		—		—	—	1,680	(9)	$925,159	—		—
	—	—		—		—	—	3,267	(10)	$1,799,104	—		—
	—	—		—		—	—	1,258	(11)	$692,768	—		—
	—	—		—		—	—	—		—	5,696	(12)	$3,136,730	(13)
Michel Lagarde	142,637	—		—		$105.17	7/20/2026	—		—	—		—
	22,046	—		—		$132.66	3/23/2027	—		—	—		—
	—	4,638	(2)	—		$253.99	2/26/2026	—		—	—		—
	1,125	1,125	(14)	—		$294.02	9/5/2026	—		—	—		—
	—	9,138	(3)	—		$309.63	2/25/2027	—		—	—		—
	—	—		22,870	(5)	$418.32	9/9/2027	—		—	—		—
	—	11,682	(4)	—		$458.81	2/23/2028	—		—	—		—
	3,341	10,025	(15)	—		$635.10	11/1/2028	—		—	—		—
	—	13,941	(6)	—		$528.58	2/23/2030	—		—	—		—
	—	—		—		—	—	1,328	(7)	$731,316	—		—
	—	—		—		—	—	2,582	(8)	$1,421,882	—		—
	—	—		—		—	—	270	(16)	$148,686	—		—
	—	—		—		—	—	2,086	(9)	$1,148,739	—		—
	—	—		—		—	—	4,054	(10)	$2,232,497	—		—
	—	—		—		—	—	1,536	(11)	$845,860	—		—
	—	—		—		—	—	—		—	6,955	(12)	$3,830,049	(13)

46	2023 Proxy Statement	thermofisher.com

Executive compensation

	Option Awards							Stock Awards
Name	Unexercised and Exercisable (#)	Unexercised and Unexercisable(1) (#)		Unexercised and Unearned 2020 TSR Award (#)		Option Exercise Price ($)	Option Expiration Date	Unvested RSUs (#)(1)		Unvested RSUs ($) at $550.69*	Unearned and Unvested PRSUs (#)		Unearned and Unvested PRSUs ($)
Gianluca Pettiti	1,862	1,863	(2)	—		$253.99	2/26/2026	—		—	—		—
	1,687	563	(14)	—		$294.02	9/5/2026	—		—	—		—
	5,600	5,600	(3)	—		$309.63	2/25/2027	—		—	—		—
	—	—		14,300	(5)	$418.32	9/9/2027	—		—	—		—
	1,935	1,935	(17)	—		$514.76	11/5/2027	—		—	—		—
	3,000	9,000	(4)	—		$458.81	2/23/2028	—		—	—		—
	2,227	6,684	(15)	—		$635.10	11/1/2028	—		—	—		—
	—	10,621	(6)	—		$528.58	2/23/2030	—		—	—		—
	—	—		—		—	—	136	(16)	$74,894	—		—
	—	—		—		—	—	780	(7)	$429,538	—		—
	—	—		—		—	—	1,517	(8)	$835,397	—		—
	—	—		—		—	—	485	(18)	$267,085	—		—
	—	—		—		—	—	1,636	(9)	$900,929	—		—
	—	—		—		—	—	3,180	(10)	$1,751,194	—		—
	—	—		—		—	—	1,170	(11)	$644,307	—		—
	—	—		—		—	—	—		—	5,300	(12)	$2,918,657	(13)
Michael A. Boxer	14,566	—		—		$192.98	1/2/2025	—		—	—		—
	6,000	—		—		$210.68	2/27/2025	—		—	—		—
	5,587	1,863	(2)	—		$253.99	2/26/2026	—		—	—		—
	2,925	2,925	(3)	—		$309.63	2/25/2027	—		—	—		—
	—	—		11,440	(5)	$418.32	9/9/2027	—		—	—		—
	1,020	3,060	(4)	—		$458.81	2/23/2028	—		—	—		—
		3,984	(6)	—		$528.58	2/23/2030
	—	—		—		—	—	428	(7)	$235,695	—		—
	—	—		—		—	—	832	(8)	$458,174	—		—
	—	—		—		—	—	600	(9)	$330,414	—		—
	—	—		—		—	—	1,167	(10)	$642,655	—		—
	—	—		—		—	—	439	(11)	$241,753	—		—
	—	—		—		—	—	—		—	1,987	(12)	$1,094,221	(13)
*    Calculated based on $550.69, the closing price of the Company’s common stock on the New York Stock Exchange on December 30, 2022.
(1)Unexercisable stock options and unvested restricted stock units vest as described in the footnotes below, under certain circumstances described under the heading “Potential termination payments,” and upon other events such as death, disability, or qualifying retirement, as described under “Treatment of equity.”
(2)Represents the balance of a stock option granted on February 26, 2019, which vested February 26, 2023.
(3)Represents the balance of a stock option granted on February 25, 2020, one-half of which vested on February 25, 2023 and the remainder of which vests on February 25, 2024.
(4)Represents the balance of a stock option granted on February 23, 2021, one-third of which vested on February 23, 2023 and the remainder of which vests in equal installments on February 23, 2024 and February 23, 2025, so long as the executive officer is employed by the Company on each such date.
(5)Represents the maximum number of stock options that may be earned pursuant to a performance-based stock option award which vests, in part or in whole, in one installment on March 9, 2024. (See “Compensation discussion and analysis — TSR long-term incentive stock option awards” on page 39.)
(6)Represents a stock option granted on February 23, 2022, one-quarter of which vested on February 28, 2023 and the remainder of which vests in equal annual installments on February 28, 2024, February 28, 2025 and February 28, 2026.
(7)Represents the balance of a time-based restricted stock unit award granted on February 25, 2020, which vests on August 25, 2023.
(8)Represents the balance of a performance-based restricted stock unit award granted on February 25, 2020, which vested on February 23, 2023. (See “Compensation discussion and analysis — Long-term incentives” on page 36.)
(9)Represents the balance of a time-based restricted stock unit award granted on February 23, 2021, which vests 50% on each of August 23, 2023 and 2024.
(10)Represents the balance of a performance-based restricted stock unit award granted on February 23, 2021, one-half of which vested on February 23, 2023, and the remainder of which vests on February 23, 2024. Excludes the impact of any adjustment based on relative TSR performance. (See “Compensation discussion and analysis — Long-term incentives” on page 36.)
(11)Represents the balance of a time-based restricted stock unit award granted on February 23, 2022, which vests 29.4% on August 28, 2023, and 35.3% on each of August 28, 2024 and August 28, 2025.
(12)Represents the maximum number of achievable shares that may be earned pursuant to a performance-based restricted stock unit award granted on February 23, 2022, one-third of which vested on February 23, 2023, and the remainder of which vests 50% on each of February 23, 2024 and February 23, 2025. Excludes the impact of any adjustment based on relative TSR performance. (See “Compensation discussion and analysis — Long-term incentives” on page 36.)
(13)Represents the maximum payout of a performance-based restricted stock unit award granted on February 23, 2022 at $550.69, the Company’s closing stock price on December 31, 2022.
(14)Represents the balance of a stock option granted on September 5, 2019, which vests on September 5, 2023.
(15)Represents the balance of a stock option granted on November 1, 2021, which vests in equal annual installments on November 1, 2023, 2024 and 2025.
(16)Represents the balance of a time-based restricted stock unit award granted on September 5, 2019, which vested on March 5, 2023.
(17)Represents the balance of a stock option granted on November 5, 2020, which vests in equal annual installments on November 5, 2023 and 2024.
(18)Represents the balance of a time-based restricted stock unit award granted on November 5, 2020, which vests 50% on each of May 5, 2023 and 2024.

2023 Proxy Statement	thermofisher.com	47

Executive compensation
Option exercises and stock vested during 2022
The following table reports information regarding stock option exercises and the vesting of stock awards during 2022 by the NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)(2)
Marc N. Casper	128,100	$52,481,038	34,448	$18,996,457
Stephen Williamson	27,300	$12,137,901	10,209	$5,626,469
Michel Lagarde	51,992	$15,175,353	10,930	$6,016,776
Gianluca Pettiti	4,975	$1,821,646	6,628	$3,641,040
Michael A. Boxer	7,283	$2,897,323	3,687	$2,032,827
(1)The amounts shown in this column represent the difference between the option exercise price and the market price on the date of exercise.
(2)The amounts shown in this column represent the number of shares vesting multiplied by the market price on the date of vesting, including the amount of dividends that vested.

Nonqualified deferred compensation for 2022

Name	Executive Contributions in Last FY ($)(1)	Company Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Marc N. Casper	$801,709	$462,966	$(2,348,740)	$—	$8,840,110	(3)
Stephen Williamson	$160,284	$160,284	$(320,127)	$—	$1,944,166	(4)
Michel Lagarde	$169,239	$169,239	$10,692	$—	$617,996	(5)
Gianluca Pettiti	$27,796	$27,796	$(1,928)	$—	$53,664	(6)
Michael A. Boxer	$281,775	$86,923	$(451,862)	$—	$2,265,459	(7)
(1)Represents deferral of a portion of 2022 salary and/or bonus earned for 2021 performance (but paid in 2022).
(2)Represents a matching Company contribution in the deferred compensation plan with respect to 2022 salary and/or bonus earned for 2021 (but paid in 2022).
(3)Of this amount, $70,535, $79,985 and $421,635 were withheld from Mr. Casper’s 2020, 2021 and 2022 salary, respectively, for deferral, and $465,000 and $380,074 were withheld from his bonus earned for 2020 and 2021, respectively, for deferral, which amounts are also included in the “Salary” column for 2020, 2021 and 2022, respectively, and the “Non-Equity Incentive Plan Compensation” column for 2020 and 2021, respectively, for Mr. Casper in the Summary Compensation Table on page 44.
(4)Of this amount $30,496, $38,573 and $40,154 were withheld from Mr. Williamson’s 2020, 2021 and 2022 salary, respectively, for deferral, and $148,500 and $120,130 were withheld from his bonus earned for 2020 and 2021, respectively, for deferral, which amounts are also included in the “Salary” column for 2020, 2021 and 2022, and the “Non-Equity Incentive Plan Compensation” column for 2020 and 2021, respectively, for Mr. Williamson in the Summary Compensation Table on page 44.
(5)Of this amount, $40,117 and $45,796 were withheld from Mr. Lagarde’s 2021 and 2022 salary for deferral and $123,443 was withheld from his bonus earned for 2021 for deferral, which amounts are also included in the “Salary” column for 2021 and 2022 and the “Non-Equity Incentive Plan Compensation” column for 2021, respectively, for Mr. Lagarde in the Summary Compensation Table on page 44.
(6)Of this amount, $27,796 was withheld from Mr. Pettiti’s 2022 salary for deferral, which amount is also included in the “Salary” column for 2022 for Mr. Pettiti in the Summary Compensation Table on page 44.
(7)Of this amount, $25,391 was withheld from Mr. Boxer’s 2022 salary for deferral, which amount is also included in the “Salary” column for 2022 for Mr. Boxer in the Summary Compensation Table on page 44.

The Company maintains a deferred compensation plan for its executive officers and certain other highly compensated employees. The Company credits (or debits) a participant’s account with the amount that would be earned (or lost) had the deferred amounts been invested in certain funds selected by the participant. The participant does not have any actual ownership in these funds. Any gains (or losses) on amounts deferred are not taxable until deferred amounts are paid to the participant. All amounts in the participant’s deferred account represent unsecured obligations of the Company. Details of the various deferred compensation plans are included in the table below.

48	2023 Proxy Statement	thermofisher.com

Executive compensation

Plan and Effective Dates	Amounts	Payouts and Distributions	Investment Vehicles
Original Deferred Compensation Plan (effective 2001 through December 31, 2004)(1)	Annual base salary (up to 90%) Annual incentive bonus (up to 100%)
•Specified date in the future (lump sum or, under Amended and Restated 2005 Deferred Compensation Plan, installments)
•Upon death or disability (lump sum distribution)
•Retirement or termination of employment (lump sum distribution or annual installment payments)
•Unforeseeable financial emergency (lump sum)
•Original Deferred Compensation Plan also allows payout at any time less a withdrawal penalty of 10% (lump sum)
•Pre-October 2019, deferrals under the Amended and Restated 2005 Deferred Compensation Plan are also distributable upon a change in control, if elected by the participant (lump sum distribution or annual installment payments)

•Array of mutual funds and vehicles (track investment options available in Company’s 401(k) plan)
•Fixed interest account (provides interest at rate that is reset annually, at 120% of applicable federal long-term rate compounded annually)(3)
•Balances and future deferrals may be reallocated among the investment choices up to 4 times in any plan year

2005 Deferred Compensation Plan (effective January 1, 2005 through December 31, 2008)(2)	Annual base salary (up to 90%) Annual incentive bonus (up to 100%)
Amended and Restated 2005 Deferred Compensation Plan (effective January 1, 2009 through present)
Annual base salary (up to 50%; effective January 1, 2022, up to 100%)

Annual bonus (up to 50%; effective January 1, 2022, up to 100%)

Company match of 100% of first 6% of pay that is deferred into the plan over the IRS annual compensation limit for 401(k) purposes

(1)The Original Deferred Compensation Plan remains in existence and applies to amounts deferred on or before December 31, 2004. The Company has “frozen” the terms of the Original Deferred Compensation Plan in existence as of December 31, 2004 for account balances resulting from amounts deferred through such date.
(2)The 2005 Deferred Compensation Plan is intended to comply with Section 409A of the Code as enacted under The American Jobs Creation Act of 2004. The 2005 Deferred Compensation Plan remains in existence and applies to amounts deferred between January 1, 2005 and December 31, 2008.
(3)We do not provide any “above-market earnings or preferential earnings” as defined in applicable SEC rules and regulations.

The table below shows the funds available to participants and their annual rate of return for the year ended December 31, 2022 (though participants’ actual options are funds and vehicles that track the funds shown below instead of the actual funds themselves).

Name of Fund	Rate of Return(1)	Name of Fund	Rate of Return(1)	Name of Fund	Rate of Return(1)
T. Rowe Price Retirement 2005 Fund	-13.38%	T. Rowe Price Retirement 2045 Fund	-18.66%	T. Rowe Price Growth Stock Trust	-39.62%
T. Rowe Price Retirement 2010 Fund	-13.77%	T. Rowe Price Retirement 2050 Fund	-18.77%	Jennison Institutional US Small Cap Equity	-24.14%
T. Rowe Price Retirement 2015 Fund	-14.04%	T. Rowe Price Retirement 2055 Fund	-18.84%	State Street S&P 500 Index Fund	-18.12%
T. Rowe Price Retirement 2020 Fund	-14.46%	T. Rowe Price Retirement 2060 Fund	-18.83%	State Street Russell Sm/Mid Cap Index	-25.46%
T. Rowe Price Retirement 2025 Fund	-15.43%	T. Rowe Price Retirement 2065 Fund	-18.79%	FIAM Core Plus Bond Fund	-13.07%
T. Rowe Price Retirement 2030 Fund	-16.75%	American Funds Euro Pacific Growth Fund	-22.72%	Fidelity Inflation-Protected Bond Index	-12.05%
T. Rowe Price Retirement 2035 Fund	-17.67%	Dodge & Cox Stock Fund	-7.23%	State Street US Bond Index	-13.15%
T. Rowe Price Retirement 2040 Fund	-18.49%	Fidelity Total International Index	-16.28%	Fixed Interest Account	2.18%
(1)Assumes reinvestment of dividends.

2023 Proxy Statement	thermofisher.com	49

Executive compensation
Potential termination payments
Retention, severance, non-competition and consulting agreements
Executive change in control retention agreements
Thermo Fisher has entered into executive change in control retention agreements with the NEOs and other key employees that provide cash and other severance benefits if there is a change in control of the Company and their employment is terminated by the Company without “cause” or by the individual for “good reason,” as those terms are defined therein, in each case within 18 months thereafter. For purposes of these agreements, a change in control exists upon (i) the acquisition by any person of 50% or more of the outstanding common stock or voting securities of Thermo Fisher; (ii) the failure of the Board to include a majority of directors who are “continuing directors,” which term is defined to include directors who were members of the Board on the date of the agreement or who subsequent to the date of the agreement were nominated or elected by a majority of directors who were “continuing directors” at the time of such nomination or election; (iii) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving Thermo Fisher or the sale or other disposition of all or substantially all of the assets of Thermo Fisher unless immediately after such transaction: (a) all holders of common stock immediately prior to such transaction own more than 50% of the outstanding voting securities of the resulting or acquiring corporation in substantially the same proportions as their ownership immediately prior to such transaction and (b) no person after the transaction owns 50% or more of the outstanding voting securities of the resulting or acquiring corporation; or (iv) in the case of Mr. Casper, approval by shareholders of a complete liquidation or dissolution of Thermo Fisher.
The executive change in control retention agreements with Messrs. Williamson, Lagarde, Pettiti and Boxer provide that, upon a qualifying termination, the executive would be entitled to a lump sum payment equal to (A) (1) two and one-half multiplied by (2) the sum of (x) the higher of the executive’s annual base salary as in effect immediately prior to the “measurement date” or the “termination date,” as those terms are defined therein, and (y) the higher of the executive’s target bonus as in effect immediately prior to the measurement date or the termination date, and (B) a pro rata bonus for the year of termination, based on the higher of the executive’s target bonus as in effect immediately prior to the measurement date or the termination date. In addition, for a period of up to two years after such termination, the executive would be provided continuing medical, dental and life insurance benefits at least equal to those he would have received had his employment not been terminated, or if more favorable, to those in effect generally during such period with respect to peer executives of the Company. The Company would also provide outplacement services through an outside firm to the executive up to an aggregate of $20,000 until the earlier of 12 months following his termination or the date he secures full time employment. In order to receive the benefits described above, the executive must have executed and not revoked a full and complete release and separation agreement.
Mr. Casper’s executive change in control agreement provides that, upon a qualifying termination, he would be entitled to a lump sum payment equal to (A) (1) two and one-half multiplied by (2) the sum of (x) the higher of Mr. Casper’s annual base salary as in effect immediately prior to the “change in control date” or the “date of termination,” as those terms are defined therein, and (y) the higher of Mr. Casper’s target bonus as in effect immediately prior to the change in control date or the date of termination, and (B) a pro rata bonus for the year of termination, based on the higher of Mr. Casper’s target bonus as in effect immediately prior to the change in control date or the date of termination. In addition, for a period of up to two years after such termination, Mr. Casper would be provided continuing medical, dental and life insurance benefits at least equal to those he would have received had his employment not been terminated, or if more favorable, to those in effect generally during such period with respect to peer executives of the Company. The Company would also provide outplacement services through an outside firm to Mr. Casper up to an aggregate of $20,000 until the earlier of 12 months following his termination or the date he secures full time employment. In order to receive the benefits described above, Mr. Casper must have executed and not revoked a full and complete release and separation agreement that includes non-disparagement and cooperation provisions.
None of the change in control agreements in effect on the date of this Proxy Statement between the Company and the NEOs provide for a tax gross-up.
Executive severance policy
The Company maintains an executive severance policy for executive officers (other than Mr. Casper) and certain other key employees that provides that, in the event an executive officer’s employment is terminated by the Company without “cause” (as such term is defined therein), the executive officer would be entitled to a lump sum severance payment equal to the sum of (A) 1.5 times his or her annual base salary then in effect, and (B) 1.5 times his or her target bonus for the year in which the date of termination occurs, except that if the individual receives benefits under the executive change in control retention agreement described above, he or she would not be entitled to also receive benefits under the executive severance policy. In addition, the individual would be entitled to a pro rata bonus for that year, based on his or her target bonus (which would not be paid until March of the following year, when bonuses are paid, and only if the performance goals established under the annual incentive plan were met), and for 18 months after the date of termination, he or she would be provided medical, dental and life insurance benefits at least equal to those he or she would have received had his or her employment not been terminated, or if more favorable, to those in effect generally during such period with respect to peer executives of the Company. Finally, the individual would be entitled to up to $20,000 of outplacement services until the earlier of 12 months following his or her termination or the date he or she secures full-time employment. Messrs. Williamson, Lagarde, Pettiti and Boxer are currently eligible to receive benefits under the Company’s executive severance policy. In order to receive the benefits described above, the individual must have executed and not revoked a full and complete release and separation agreement and must have entered into a noncompetition agreement with the Company.

50	2023 Proxy Statement	thermofisher.com

Executive compensation
Executive severance agreement for Marc Casper
Mr. Casper’s executive severance agreement provides that, in the event his employment is terminated by the Company without “cause” or by him for “good reason” (as such terms are defined therein), he would be entitled to a lump sum severance payment equal to the sum of (A) 2 times his annual base salary then in effect, and (B) 2 times his target bonus for the year in which the date of termination occurs, except that if Mr. Casper receives benefits under his executive change in control retention agreement described above, he would not be entitled to also receive benefits under his executive severance agreement. In addition, Mr. Casper would be entitled to a pro rata bonus for that year (which would not be paid until March of the following year, when bonuses are paid, and only if the performance goals established under the annual incentive plan were met), and for two years after the date of termination, he would be provided medical, dental and life insurance benefits at least equal to those he would have received had his employment not been terminated, or if more favorable, to those in effect generally during such period with respect to peer executives of the Company. Finally, Mr. Casper would be entitled to up to $20,000 of outplacement services until the earlier of 12 months following his termination or the date he secures full-time employment. Mr. Casper’s executive severance agreement also provides that, in the event of his death or disability, Mr. Casper would be entitled to a pro rata bonus for that year (which would not be paid until March of the following year, when bonuses are paid, and only if the performance goals established under the annual incentive plan were met). In order to receive the benefits described above, Mr. Casper must have executed and not revoked a full and complete release and separation agreement that includes non-disparagement and cooperation provisions.
Noncompetition agreements
The Company has entered into noncompetition agreements with the NEOs and certain of its key employees. The terms of the noncompetition agreements provide that during the term of the employee’s employment with the Company, and for a period of 12 months in the case of Messrs. Lagarde and Pettiti, 18 months in the case of Messrs. Williamson and Boxer, and 24 months in the case of Mr. Casper, thereafter, the employee will not compete with the Company. The agreement also contains provisions that restrict the employee’s ability during the term of the employee’s employment with the Company and for a period of 18 months after termination (or 24 months in the case of Mr. Casper), to solicit or hire employees of the Company or to solicit customers of the Company.

2023 Proxy Statement	thermofisher.com	51

Executive compensation
Treatment of equity

Marc N. Casper	Death or Disability	Change in Control(1)	Retirement(2)	Involuntary Termination(3)
Time-based restricted stock units	For awards made on and after 2021, 100% accelerated vesting on the date of termination; for awards made prior to 2021, 50% of unvested time-based restricted stock units accelerate	100% accelerated vesting on the date of termination	If at least two years after grant date, 100% accelerated vesting on the date of termination	Units scheduled to vest on the next vesting date will vest on such vesting date
Time-based stock options	100% accelerated vesting on the date of termination	100% accelerated vesting on the date of termination	If at least two years after grant date, 100% accelerated vesting on the date of termination	Unvested portion will vest as to the 25% tranche next scheduled to vest and will become exercisable on the date of termination
Performance-based restricted stock units
Prior to performance certification date, 50% accelerated vesting on the date of termination

After performance certification date, for awards made on and after 2021, accelerated vesting of 100% of units deemed eligible for vesting; for awards made prior to 2021, accelerated vesting of 50% of units deemed eligible for vesting
		Accelerated vesting of 100% of units deemed eligible for vesting	If at least two years after grant date, units deemed eligible for vesting will vest to same extent as if participant remained employed
Prior to performance certification date, if performance conditions deemed achieved as of relevant date, accelerated vesting of 1/3 of units on the date of termination

After performance certification date, accelerated vesting of units scheduled to vest on next vesting date and deemed eligible for vesting

Performance-based options	Vest to same extent as if participant remained employed	100% accelerated vesting on the date of termination	N/A	N/A

Other NEOs	Death or Disability	Change in Control(1)	Retirement	Involuntary Termination
Time-based restricted stock units	100% accelerated vesting on the date of termination	100% accelerated vesting on the date of termination	If at least two years after grant date, 100% accelerated vesting on the date of termination	N/A
Time-based stock options	100% accelerated vesting on the date of termination	100% accelerated vesting on the date of termination	If at least two years after grant date, 100% accelerated vesting on the date of termination	N/A
Performance-based restricted stock units	After performance certification date, accelerated vesting of 100% of units deemed eligible for vesting	Accelerated vesting of 100% of units deemed eligible for vesting	If at least two years after grant date, units deemed eligible for vesting will vest to same extent as if participant remained employed	N/A
Performance-based options	Vest to same extent as if participant remained employed	100% accelerated vesting on the date of termination	N/A	N/A
(1)A change in control event is triggered in the event the individual is terminated by the Company without cause or he leaves voluntarily for good reason within 18 months following a qualifying change in control.
(2)On November 10, 2022, the Compensation Committee approved amendments to the equity compensation agreements of Mr. Casper to align the retirement vesting provisions in his equity award agreements with those granted to all other executives. The amendments relate to his outstanding stock options originally granted between 2017 and 2022 and his outstanding time-based and performance-based restricted stock units originally granted between 2020 and 2022.
(3)An involuntary termination event is triggered in the event Mr. Casper is terminated without “cause” or he leaves voluntarily for “good reason,” as those terms are defined in his severance agreement, and such termination does not entitle Mr. Casper to severance benefits under his executive change in control retention agreement.

52	2023 Proxy Statement	thermofisher.com

Executive compensation
Estimated benefits upon termination table
The amounts in the following table are estimates of the potential payments due to each of the NEOs in the event they had terminated employment or a change in control of the Company had occurred on December 31, 2022. The actual amounts to be paid out can only be determined at the time of such event. In all termination scenarios, the NEO retains vested amounts in the Company’s deferred compensation plan. These amounts are described under the “Aggregate Balance at Last FYE” column of the “Nonqualified deferred compensation for 2022” table starting on page 48.

					Long-term Incentive Programs(1)
Name	Termination Scenario	Total	Severance		Stock Options	Performance Stock Option	Restricted Stock Units
Marc N. Casper	Involuntary Without Cause or by Executive for Good Reason	$40,767,882	$16,565,506	(2)	$9,712,621	$—	$14,489,755
	Involuntary Without Cause or by Executive for Good Reason (with CIC)	$65,345,784	$16,142,723	(3)	$15,482,306	$7,112,240	$26,608,515
	Retirement	$—	$—		$—	$—	$—
	Disability	$45,862,278	$6,334,565	(4)	$15,482,306	$7,112,240	$16,933,167
	Death	$45,862,278	$6,334,565	(4)	$15,482,306	$7,112,240	$16,933,167
Stephen Williamson	Involuntary Without Cause	$4,206,615	$4,206,615	(2)	$—	$—	$—
	Involuntary Without Cause or by Executive for Good Reason (with CIC)	$21,885,436	$6,273,661	(3)	$4,639,457	$2,647,400	$8,324,918
	Retirement	$5,599,132	$—		$3,542,856	$—	$2,056,276
	Disability	$12,760,165	$—		$4,639,457	$2,647,400	$5,473,308
	Death	$12,760,165	$—		$4,639,457	$2,647,400	$5,473,308
Michel Lagarde	Involuntary Without Cause	$4,733,205	$4,733,205	(2)	$—	$—	$—
	Involuntary Without Cause or by Executive for Good Reason (with CIC)	$25,334,277	$7,046,887	(3)	$5,249,232	$3,027,302	$10,010,856
	Retirement	$—	$—		$—	$—	$—
	Disability	$14,805,515	$—		$5,249,232	$3,027,302	$6,528,981
	Death	$14,805,515	$—		$5,249,232	$3,027,302	$6,528,981
Gianluca Pettiti	Involuntary Without Cause	$3,132,215	$3,132,215	(2)	$—	$—	$—
	Involuntary Without Cause or by Executive for Good Reason (with CIC)	$17,313,308	$4,685,518	(3)	$3,178,468	$1,892,891	$7,556,431
	Retirement	$—	$—		$—	$—	$—
	Disability	$9,974,703	$—		$3,178,468	$1,892,891	$4,903,344
	Death	$9,974,703	$—		$3,178,468	$1,892,891	$4,903,344
Michael A. Boxer	Involuntary Without Cause	$2,523,597	$2,523,597	(2)	$—	$—	$—
	Involuntary Without Cause or by Executive for Good Reason (with CIC)	$9,860,631	$3,815,988	(3)	$1,627,092	$1,514,313	$2,903,238
	Retirement	$2,282,136	$—		$1,257,853	$—	$1,024,283
	Disability	$5,050,097	$—		$1,627,092	$1,514,313	$1,908,692
	Death	$5,050,097	$—		$1,627,092	$1,514,313	$1,908,692
(1)Based on the closing price of the Company’s common stock on the New York Stock Exchange on December 30, 2022 of $550.69.
(2)Represents cash benefits payable in the event of a qualifying termination: for CEO, 2x multiple of base salary and target bonus, actual bonus paid in 2022 for 2021, $35,989 for 2 years of premiums for continued group medical and dental coverage, $25,910 for 2 years of premiums for life insurance, and $20,000 for outplacement services; for all other NEOs, 1.5x multiple of base salary and target bonus, pro rata target bonus for 2022, 1.5 years of premiums for continued group medical and dental coverage ($26,772 for Messrs. Williamson, Lagarde, and Pettiti and $31,566 for Mr. Boxer), 1.5 years of premiums for life insurance ($1,620 for Messrs. Williamson, Lagarde and Boxer and $1,368 for Mr. Pettiti) and $20,000 for outplacement services.
(3)Represents cash benefits payable in the event of a qualifying termination: 2.5x multiple of base salary and target bonus, pro rata target bonus for 2022, 2 years of premiums for continued medical and dental coverage ($35,989 for Messrs. Casper, Williamson, Lagarde and Pettiti and $40,783 for Mr. Boxer), 2 years of premiums for life insurance ($25,910 for Mr. Casper, $2,160 for Messrs. Williamson, Lagarde and Boxer, and $1,824 for Mr. Pettiti), and $20,000 for outplacement services.
(4)Represents actual bonus paid in 2022 for 2021.

2023 Proxy Statement	thermofisher.com	53

Executive compensation
CEO pay ratio
In accordance with SEC rules, we are providing a reasonable estimate of the ratio of the annual total compensation of our CEO to that of our median employee. We identified our median employee in our workforce as of October 3, 2022. We changed from a median employee identification date of December 31 to October 3 to provide more time to compile the information necessary to identify our median employee.
The rules permit companies to exclude certain non-U.S. employees representing up to 5% of their total employee population (the “de minimis exemption”). We identified the median employee after excluding (per the de minimis exemption) 5,262 non-U.S. employees (representing less than 5% of our total global workforce of 129,660 employees (of which 58,125 are U.S. employees) consisting of 4,188 employees in Mexico and 1,074 employees in the Philippines). We determined the median employee from the remaining workforce of 124,398 persons (excluding our CEO) based on the sum of the annual salary and the target cash incentive for each employee as of October 3, 2022 (annualized in the case of employees who joined the Company during 2022).
The annual total compensation of our median employee (other than the CEO) for 2022 was $77,806. As disclosed in the Summary Compensation Table appearing on page 44, our CEO’s annual total compensation for 2022 was $28,208,909. Based on the foregoing, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was approximately 363 to 1, including the non-recurring amount incurred to align the retirement vesting provisions in Mr. Casper’s equity award agreements with those granted to all other executives. Excluding this non-recurring expense, our CEO’s annual total compensation for 2022 was $20,495,707 and our estimate of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was approximately 263 to 1, which we estimate is more indicative of the ongoing ratio.
Given the different methodologies that various public companies will use to determine an estimate of their CEO pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

54	2023 Proxy Statement	thermofisher.com

Executive compensation
Pay versus performance
As required by SEC rules, we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) and certain financial performance measures. For information about how our Compensation Committee seeks to align executive compensation with the Company’s performance, see “Compensation discussion and analysis.” The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our NEOs.
Pay versus performance table

Year	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO(1)	Average Summary Compensation Table Total for Non-CEO Named Executive Officers(2)	Average Compensation Actually Paid to Non-CEO Named Executive Officers(1)	Value of Initial Fixed $100 Investment Based on:		Net Income (in billions)	Company Selected Measure (Adjusted EPS)(5)
					Total Shareholder Return(3)	Peer Group Total Shareholder Return(4)
2022	$28,208,909	$(4,695,030)	$5,944,038	$(639,700)	$170.63	$137.66	$6.960	$23.24
2021	$21,234,358	$65,926,795	$8,235,368	$23,903,448	$206.28	$141.38	$7.728	$25.13
2020	$26,390,073	$79,705,130	$8,981,197	$27,907,550	$143.71	$112.97	$6.377	$19.56
(1)Represents the amount of “Compensation Actually Paid” or “CAP” as computed per SEC rules. These amounts do not reflect the actual amount of compensation earned by or paid to the applicable individual(s) during the applicable year. The following table summarizes the adjustments made to total compensation in accordance with Item 402(v) of Regulation S-K in order to determine the compensation amounts shown in the table above as being “Compensation Actually Paid”.

2023 Proxy Statement	thermofisher.com	55

Executive compensation

Adjustments	2022		2021		2020
	CEO	Other NEOs*	CEO	Other NEOs*	CEO	Other NEOs*
Total Compensation from Summary Compensation Table (“SCT”)	$28,208,909	$5,944,038	$21,234,358	$8,235,368	$26,390,073	$8,981,197
Adjustments for defined benefit and actuarial pension plans
(Subtraction): SCT amounts	$—	$—	$—	$—	$—	$(158,701)
Adjustments for stock and option awards**
(Subtraction): SCT amounts	$(20,198,218)	$(3,416,337)	$(12,551,562)	$(5,251,850)	$(16,282,896)	$(5,319,794)
Addition: Fair value at year end of awards granted during the covered fiscal year that are outstanding and unvested at year end	$13,253,670	$3,626,807	$26,760,316	$10,357,430	$31,993,253	$10,441,378
Addition (Subtraction): Year-over-year change in fair value of awards granted in any prior fiscal year that are outstanding and unvested at year end	$(15,113,021)	$(4,391,710)	$32,315,930	$10,136,736	$37,866,345	$11,887,160
Addition: Vesting date fair value of awards granted and vesting during such year	$399,670	$109,219	$762,602	$269,259	$823,466	$270,477
Addition (Subtraction): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during such year	$(11,246,041)	$(2,511,717)	$(2,594,849)	$156,505	$(1,085,111)	$1,805,834
Compensation Actually Paid (as calculated)	$(4,695,030)	$(639,700)	$65,926,795	$23,903,448	$79,705,130	$27,907,550
* Amounts presented are averages for the entire group of NEOs (excluding our CEO).
** Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield, risk free rates) as of the measurement date. Performance-based restricted stock unit grant date fair values are calculated using the stock price and performance accrual modifiers, where relevant, as of date of grant assuming target performance. Adjustments have been made using the stock price and performance accrual modifier as of the applicable year end and as of the date of vest. Time-vested restricted stock unit grant date fair values are calculated using the stock price as of date of grant. Adjustments have been made using the stock price as of the applicable year end and as of each date of vest.
(2)The CEO was Mr. Casper for all years in the table. The other NEOs were Messrs Williamson and Lagarde (all years), Mr. Pettiti (2022 and 2021), Mr. Boxer (2022), Mr. Stevenson (2021 and 2020), and Syed Jafry (2020).
(3)For the relevant fiscal year, represents the cumulative total shareholder return of the Company for the measurement periods ending on December 31 of each of 2022, 2021 and 2020, respectively.
(4)For the relevant fiscal year, represents the cumulative total shareholder return of a weighted blend (80/20, respectively) of the Standard & Poor’s 500 Healthcare and Standard & Poor’s 500 Industrial Indices (“S&P Index”), our published industry index for purposes of disclosure under Item 201(e) of Regulation S-K, for the measurement periods ending on December 31 of each of 2022, 2021 and 2020, respectively.
(5)Adjusted EPS is a non-GAAP measure. Appendix A to this Proxy Statement defines this and other non-GAAP financial measures.

56	2023 Proxy Statement	thermofisher.com

Executive compensation
Measures linking pay and performance
As described in greater detail in “Compensation discussion and analysis,” our approach to executive compensation is designed to provide a market-competitive total compensation program that directly links pay to performance, promotes the achievement of key strategic and financial performance, motivates long-term value creation, aligns executive officers’ interests with those of our shareholders, and attracts and retains the best possible executive talent. The most important financial measures used by the Company to link Compensation Actually Paid (as defined by SEC rules) to the Company’s NEOs for the most recently completed fiscal year to the Company’s performance are:

Organic Revenue Growth*	Adjusted Net Income*	Adjusted EPS*	Free Cash Flow*	Total Shareholder Return
*These measures are non-GAAP measures. Appendix A to this Proxy Statement defines these and other non-GAAP financial measures and reconciles them to the most directly comparable historical GAAP financial measures.
Relationship between pay and performance
While we utilize several performance measures to align executive compensation with performance, all of those measures are not presented in the “Pay versus performance” table. Moreover, the Company does not specifically align the Company’s performance measures with Compensation Actually Paid (as defined by SEC rules) for a particular year. In accordance with SEC rules, we are providing the following graphic descriptions of the relationships between information presented in the “Pay versus performance” table.

Compensation Actually Paid vs. Total Shareholder Return

100
90
80
70
60
50
40
30
20
10
0
-10
CAP (in millions)
220
200
180
160
140
120
100
80
60
40
20
0
Total Shareholder Return
(value of fixed $100 investment)
$79.7
$27.9
$143.71
$112.97
$65.9
$23.9
$206.28
$141.38
–$4.7
–$0.6
$170.63
$137.66
2020
2021
2022
CEO CAP
Avg NEO CAP
Company TSR
S&P Index

Compensation Actually Paid vs. Net Income
100
90
80
70
60
50
40
30
20
10
0
-10
CAP (in millions)
8.0
7.5
7.0
6.5
6.0
5.5
5.0
Net Income (in billions)
$79.7
$27.9
$6.4
$65.9
$23.9
$7.7
$7.0
–$4.7
–$0.6
2020
2021
2022
CEO CAP
Avg NEO CAP
Net Income

Compensation Actually Paid vs. Adjusted EPS

100
90
80
70
60
50
40
30
20
10
0
-10
CAP (in millions)
30
25
20
15
10
5
0
Adjusted EPS
$79.7
$27.9
$19.56
$65.9
$23.9
$25.13
–$4.7
–$0.6
$23.24
2020
2021
2022
CEO CAP
Avg NEO CAP
Adjusted EPS

2023 Proxy Statement	thermofisher.com	57

Audit matters
Review and engagement
The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent auditors for the fiscal year ending December 31, 2023.
The Audit Committee exercises sole authority to approve all audit engagement fees and terms associated with the retention of PwC. In addition to overseeing the regular rotation of the lead audit partner, the Audit Committee is involved in the selection of, and reviews and evaluates, the lead audit partner and considers whether in order to assure continuing auditor independence there should be regular rotation of the independent registered public accounting firm. The Audit Committee believes that the retention of PwC to serve as our independent auditors is in the best interests of the Company and its shareholders. PwC has audited the Company’s financial statements each year since 2002.
Although the Company is not required to seek shareholder ratification of this selection, the Company has decided to provide its shareholders with the opportunity to do so, and takes this feedback seriously. If this proposal is not approved by our shareholders at the 2023 Annual Meeting, the Audit Committee will reconsider the selection of PwC. Even if the selection of PwC is ratified, the Audit Committee in its discretion may select a different firm of independent auditors at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.
Representatives of PwC are expected to attend the virtual 2023 Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the shareholders.
Independent auditor fees
The following table presents the aggregate fees billed for professional services rendered by PwC for the years ended December 31, 2022, and December 31, 2021:

(dollars in millions)	2022		2021
Audit Fees(1)	$33.17	(5)	$28.48
Audit-Related Fees(2)	$0.64		$0.63
Tax Fees(3)	$17.05	(6)	$13.76	(6)
All Other Fees(4)	$0.02		$0.02
Total Fees	$50.88		$42.89
(1)Consists of fees billed/estimated to be billed for professional services rendered by PwC for the audit of the Company’s annual consolidated financial statements (including PwC’s assessment of the Company’s internal control over financial reporting), review of the Company’s interim financial statements included in the Company’s quarterly reports on Form 10-Q and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)Consists of fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees” above. These services include employee benefit plan audits, accounting consultations, due diligence related to mergers and acquisitions, and pre-implementation internal control assessments.
(3)Consists of fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning. These services include professional services related to the Company’s international legal entity restructuring and international and domestic tax planning.
(4)Consists of fees billed for all other services provided by PwC other than those reported above.
(5)Reflects aggregate audit fees billed/estimated to be billed for professional services rendered by PwC for 2022.
(6)Includes $4.29 million and $3.79 million for tax compliance services and $12.76 million and $9.97 million for tax consulting services in 2022 and 2021, respectively.

58	2023 Proxy Statement	thermofisher.com

Audit matters
Audit Committee’s pre-approval policies and procedures
The Audit Committee’s charter provides that the Audit Committee must pre-approve all audit services and non-audit services to be provided to the Company by its independent auditors as well as all audit services to be provided to the Company by other accounting firms. However, the charter permits de minimis non-audit services to be provided to the Company by its independent auditors to instead be approved in accordance with the listing standards of the NYSE and SEC rules and regulations. As provided for in its charter, the Audit Committee has delegated authority to the chairman of the Audit Committee to pre-approve up to an additional $500,000 of permitted non-audit services to be provided to the Company by its independent auditors per calendar year. Any pre-approvals granted under such delegation of authority are to be reported to the Audit Committee at the next regularly scheduled meeting. During fiscal years 2022 and 2021, all audit services and all non-audit services provided to the Company by PwC were pre-approved in accordance with the Audit Committee’s pre-approval policies and procedures described above.
Audit Committee report
The Audit Committee is responsible for assisting the Board in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, and the performance of the Company’s internal audit function and independent auditors. The full text of the Audit Committee’s charter is available on the Company’s website at www.thermofisher.com. The Committee reviews the charter annually, and also annually evaluates the performance of the Company’s independent registered public accounting firm, including the senior audit engagement team, and determines whether to reengage the current accounting firm or consider other accounting firms.
As specified in the charter, management of the Company is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The Audit Committee’s responsibility is to monitor and oversee these processes. The authority and responsibilities of the Audit Committee set forth in its charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditors’ report.
In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2022, with management and the Company’s independent auditors, PwC. The Committee has also reviewed and discussed with management and PwC management’s assessment of the effectiveness of the Company’s internal control over financial reporting and PwC’s audit of the Company’s internal control over financial reporting.
The Audit Committee has also discussed with PwC the matters required to be discussed pursuant to applicable requirements of the SEC and Public Company Accounting Oversight Board, including PCAOB AS 1301 (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board, as currently in effect, regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with PwC the auditors’ independence. The Committee also has considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence.
The Committee has discussed with the Company’s internal audit department and independent auditors the overall scope and plans for their respective audits. The Committee meets with the Company’s vice president of internal audit and representatives of the independent auditors’, in regular and executive sessions, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
Based upon the review and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC.
Audit Committee

By:	Nelson J. Chai (Chair) Ruby R. Chandy Debora L. Spar Dion J. Weisler

2023 Proxy Statement	thermofisher.com	59

Equity plan proposals
Approval of the Company’s Amended and Restated 2013 Stock Incentive Plan
Shareholders are being asked to approve the Thermo Fisher Scientific Inc. Amended and Restated 2013 Stock Incentive Plan (the “Restated Plan”), which was approved by the Board on February 22, 2023, subject to shareholder approval. The Restated Plan will amend and restate the Thermo Fisher Scientific Inc. 2013 Stock Incentive Plan (the “2013 Plan”). Assuming approval by our shareholders, the Restated Plan will become effective on the day of the Annual Meeting.
The following sections summarize the material terms of the Restated Plan. These sections are qualified in their entirety by the full text of the Restated Plan, which is included as Appendix B to this Proxy Statement.
Reasons to approve the plan
Equity incentive awards are an important part of the Company’s compensation philosophy
The Company believes that the adoption of the Restated Plan is essential to its success. Equity awards are intended to motivate high levels of performance and align the interests of the Company’s employees and directors with those of its shareholders by giving employees and directors the perspective of an owner with an equity stake in the Company. The 2013 Plan will expire on May 22, 2023.
The Board considered the outstanding awards under our existing plans and our future needs when determining the size of the proposed share reserve increase for the Restated Plan
•Burn rates. Burn rate provides a measure of the potential dilutive impact of the Company’s equity award program. In calendar years 2020, 2021 and 2022, the Company’s annual equity burn rates (calculated by dividing (1) the number of shares underlying equity awards granted under the 2013 Plan during the year (with performance awards earned over target counted in the year of the performance certification), net of cancellations by (2) the weighted-average number of shares outstanding for the applicable year) were 0.43%, 0.47% and 0.29%, respectively. Based on information available as of December 31, 2022, our burn rate is below the average of our Peer Group.
•Overhang rate. Overhang rate provides a measure of the potential dilution to our shareholders that may result from the issuance of shares pursuant to outstanding awards and awards to be issued under the Restated Plan. In calendar years 2020, 2021 and 2022, the end of year overhang rate (calculated by dividing (1) the sum of (A) the number of shares underlying equity awards outstanding at the end of the calendar year under the 2013 Plan plus (B) shares remaining available for issuance for future awards at the end of the calendar year under the 2013 Plan by (2) the number of shares outstanding at the end of the calendar year) was 4.61%, 4.25% and 3.98%, respectively. Based on information available as of December 31, 2022, our overhang rate is below the average of our Peer Group.
The Restated Plan reflects a number of best practices and protections for shareholders

•Shareholder approval is required for additional shares. The Restated Plan does not contain an annual “evergreen” provision.
•Limits on terms of stock options and SARs. The maximum term that can be granted under the Restated Plan is ten years.
•Limits on share counting. Shares surrendered or withheld for the payment of the exercise price of stock options or SARs, shares surrendered or withheld for the payment of taxes on any award, shares repurchased in the open market with the proceeds of an option exercise, and shares of common stock subject to SARs that are not issued in connection with the stock settlement of the SARs on exercise thereof, may not again be made available for issuance under the Restated Plan.
•Limitations on dividend payments on awards. Dividends and dividend equivalents may be paid on awards subject to vesting conditions only to the extent such conditions are met.
•No automatic change-of-control benefits. The Restated Plan does not provide any automatic benefits upon a change in control or any excise tax gross-ups.
•Clawback. Awards made under the Restated Plan may be subject to recoupment per the terms of our clawback policy or the applicable award agreement. See “Clawback” on page 43.

•Limitations on individual grants. There is a maximum number of shares of common stock that may be granted to any participant pursuant to the Restated Plan during any calendar year.
•Reasonable limit on full value awards. To protect shareholders from the greater dilutive effect of full value awards (such as restricted stock units), the maximum number of shares with respect to which full value awards may be granted is 11 million.
•Non-employee director compensation limit. An annual limit of $800,000 per calendar year applies to the sum of the grant date fair value of all awards granted under the Restated Plan to a non-employee director for compensation for such individual’s services as a non-employee director.
•No stock option or SAR repricing. The Restated Plan prohibits the repricing of options and SARs unless such action is approved by the Company’s shareholders.
•No discounted option or SAR grants. The Restated Plan generally prohibits granting stock options or SARs with an exercise price less than the fair market value of the Company’s common stock on the date of grant.

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Equity plan proposals

Proposed amendments to the plan
The Restated Plan implements the following proposed material amendments to the 2013 Plan:
•Increase the share reserve. Authorize the Company to issue up to 7,000,000 additional shares for use, which would bring the total number of authorized shares under the Restated Plan to 29,000,000. If the Restated Plan is approved, the result is that the number of shares available for future awards would be (a) 7,000,000 shares plus (b) 9,546,345 shares representing shares remaining available for grant under the 2013 Plan as of December 31, 2022 (with performance awards outstanding counted assuming maximum performance, excluding the impact of any adjustment based on relative TSR performance), plus (c) any shares underlying the awards still outstanding on December 31, 2022 under the 2013 Plan that may later expire or be forfeited, less (d) any grants made under the 2013 Plan after December 31, 2022, and prior to shareholder approval of the Restated Plan.
•Extend the term. The Restated Plan will have a term of ten years from the date it is approved by our shareholders.
•Increase the limit on incentive stock options. Raise the limit on the number of shares available for incentive stock options by 7,000,000 (same as the increase in the share pool).
•Limit non-employee director compensation. Establish an annual limit for non-employee director compensation (both cash and equity) of $800,000.
•Limit dividends and dividend equivalents. Clarify that dividends and dividend equivalents may not be paid on awards subject to vesting conditions unless and until such conditions are met.
•Remove Section 162(m) provisions. Section 162(m) of the Code, prior to the Tax Cuts and Jobs Act of 2017 (the “TCJA”), allowed performance-based compensation that met certain requirements to be tax deductible regardless of amount. This qualified performance-based compensation exception was repealed as part of the TCJA. Certain provisions have been removed or added to the Restated Plan to reflect these changes in law.
Other material features of the plan
Purpose. The purpose of the Restated Plan is to enhance the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests and efforts with those of the Company’s shareholders.
Eligibility. Employees, non-employee directors, and certain consultants and advisors of Thermo Fisher and its affiliates, as determined by the Compensation Committee, are eligible to participate in the Restated Plan. As of December 31, 2022, there were approximately 130,000 employees (including 6 executive officers) and 11 non-employee directors who were eligible to participate in the Restated Plan.
Administration. The Restated Plan is administered by the Compensation Committee. The Compensation Committee may delegate its authority to one or more subcommittees of the Compensation Committee or officers of the Company, subject to the limitations set forth in the Restated Plan.
Awards.
Stock options and SARs. The maximum term for either stock options or SARs is ten years. Options may be either nonqualified stock options or incentive stock options. The exercise price per share for each stock option and SAR will be set by the Compensation Committee, but will not be less than the fair market value on the date of grant; provided, the exercise price may be set at less than the fair market value on the date of grant in the event stock options or SARs are assumed or substituted in connection with certain corporate transactions. The Compensation Committee will establish the vesting schedule.
Restricted stock and restricted stock units. Recipients generally have the rights of a shareholder with respect to such shares upon becoming the record holder of such shares. Such rights generally include the right to receive dividends and other distributions in relation to the award; however, dividends may be paid with respect to restricted stock subject to vesting only to the extent vesting conditions have been satisfied and the restricted stock vests.
Performance awards. These awards are subject to the achievement of performance goals over set performance periods, as established by the Compensation Committee.
Other stock-based awards. The Compensation Committee may grant other stock-based awards under such terms as it determines, including awards resulting in the distribution of shares under the Directors Deferred Compensation Plan.
Shares delivered pursuant to an award may consist of authorized and unissued shares or treasury shares.
The Compensation Committee will determine what happens if a participant terminates employment. Awards are generally non-transferable, other than by will or the laws of descent and distribution, except as otherwise determined by the Compensation Committee.
Adjustments. In the event of certain corporate transactions affecting the Company’s outstanding Common Stock (such as a dividend, recapitalization, stock split, merger, consolidation, split-up, spin-off, or exchange of shares), the Compensation Committee will make adjustments as it deems appropriate to prevent dilution or enlargement of Restated Plan benefits. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Compensation Committee may grant awards in substitution for any awards granted by such other entity.
Term. If the proposal is approved, the term of the 2013 Plan will be extended for ten years.

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Equity plan proposals
Amendments. The Board may at any time amend, suspend or terminate the Restated Plan or any portion thereof; however, no amendment to the Restated Plan requiring shareholder approval under any applicable legal, regulatory or listing requirement, including the rules of the NYSE, will become effective with respect to the Restated Plan until such shareholder approval is obtained. In addition, if the NYSE amends its corporate governance rules so that they no longer require shareholder approval of “material revisions” to equity compensation plans, shareholder approval would nevertheless be required for any amendment that materially increases benefits to participants, expands the types of awards that may be granted under the plan (other than to reflect changes in capitalization), or materially expands the eligible participants. Except with respect to limitations on repricings, and actions requiring shareholder approval described herein, the Compensation Committee may amend, modify or terminate any outstanding award, but may not impair the rights of the award holder without his or her consent.
Provisions for awards to foreign nationals or other non-U.S. employees. The Compensation Committee may from time to time modify awards granted to participants who are foreign nationals or employed outside the United States or establish sub-plans or procedures under the Restated Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
New plan benefits
The Company’s non-employee directors are eligible to receive certain compensation each year, a portion of which is payable in the form of common stock or deferred stock units, as described above under “Compensation of directors” beginning on page 26. If the Restated Plan is approved, the non-employee director compensation payable in the form of common stock or deferred stock units will be issued under the Restated Plan following the effective date of the Restated Plan. All future grants under the Restated Plan are within the discretion of the Compensation Committee and the benefits of such grants are not determinable. No shares of common stock have been issued with respect to the share increase for which shareholder approval is sought.
Existing plan benefits
The table below shows, as to the NEOs and the various indicated groups, the number of shares of common stock subject to awards granted under the 2013 Plan to date that were outstanding as of December 31, 2022. The last sales price of the Company’s common stock on December 30, 2022 was $550.69 per share, as reported on the NYSE.

Name and Principal Position	Performance-based restricted stock units(1)	Time-based restricted stock units	Stock options(1)
Marc N. Casper	34,877	13,442	585,441
Stephen Williamson	10,911	4,206	131,641
Michel Lagarde	12,959	5,220	77,885
Gianluca Pettiti	9,515	4,207	66,877
Michael A. Boxer	3,805	1,467	53,370
All current executive officers as a group	72,598	28,791	918,837
All current non-employee directors as a group	—	4,059	—
Employees other than executive officers, as a group	183,559	384,627	4,189,661
(1)Performance-based awards are reflected assuming the maximum achievable under such awards, and in the case of performance-based restricted stock units, exclude the impact of any adjustment based on relative TSR performance.

The Company anticipates filing a registration statement on Form S-8 with the SEC to register additional shares of common stock under the Restated Plan, subject to and effective upon shareholder approval, as soon as practicable following shareholder approval of the Restated Plan.

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Equity plan proposals

Federal income tax consequences
The following is a general summary of the material U.S. income tax consequences of awards under the Restated Plan. This summary is not intended to be exhaustive and, among other things, does not discuss state, local and foreign income taxes and federal employment or excise taxes. In addition, this summary assumes that all awards are exempt from, or comply with, the rules of Section 409A of the Code.
SARs and stock options. Upon the exercise of a SAR or a nonqualified stock option, an award recipient will recognize ordinary income equal to the spread. The Company will generally be entitled to a corresponding federal income tax deduction equal to the amount of ordinary income recognized by the recipient. Upon the sale of Company common stock acquired upon exercise, the recipient will generally recognize a long- or short-term capital gain or loss, depending on whether the recipient held the share for more than one year from the date of exercise. With respect to incentive stock options (“ISOs”), a recipient generally will not recognize taxable income when the ISO is exercised, unless the recipient is subject to the alternative minimum tax. If the recipient sells the shares more than two years after the ISO was granted and more than one year after the ISO was exercised, the recipient will recognize a long-term capital gain or loss, measured by the difference between the sale price and the exercise price of the shares. The Company will not receive a tax deduction with respect to the exercise of an ISO if the ISO holding period is satisfied. Award recipients do not recognize any taxable income, and the Company is not entitled to a deduction, upon the grant of a SAR, a nonqualified stock option or an ISO.
Other awards. A recipient of restricted stock, restricted stock units, other stock-based awards (including those awarded pursuant to the Directors Deferred Compensation Plan) or cash awards generally will result in ordinary income to the participant at the later of the time of delivery of cash, shares, or other awards, or the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered cash, shares or other awards. The Company will generally be entitled to a corresponding deduction equal to the amount of income the recipient recognizes.
Code Section162(m). In general, Section 162(m) of the Code limits the Company’s compensation deduction to $1 million paid in any tax year to any “covered employee” as defined under Section 162(m). Section 162(m) may result in all or a portion of the awards granted under the Plan to “covered employees” failing to be deductible to the Company for federal income tax purposes.
The Restated Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.

2023 Proxy Statement	thermofisher.com	63

Equity plan proposals
Approval of the Company’s 2023 Global Employee Stock Purchase Plan
Shareholders are being asked to approve the Thermo Fisher Scientific Inc. 2023 Global Employee Stock Purchase Plan (the “ESPP”), which was approved by the Board on February 22, 2023, subject to shareholder approval. The ESPP will replace our existing employee stock purchase plan. Assuming approval by our shareholders, the ESPP will become effective on the day of the 2023 Annual Meeting.
The following sections summarize the material terms of the ESPP. These sections are qualified in their entirety by the full text of the ESPP, which is included as Appendix C to this Proxy Statement.
Reasons to approve the plan
The Company believes that the adoption of the new ESPP is beneficial to the Company, as participation under the ESPP is an important incentive in attracting and retaining personnel, in motivating individuals to contribute significantly to the Company’s future growth and success, and in aligning the long-term interest of these individuals with those of the Company’s shareholders.
Material features of the plan
Purpose. The purpose of the ESPP is to provide eligible employees of the Company and its participating subsidiaries (as described below) with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of common stock.
General. The ESPP permits eligible employees to use payroll deductions that accumulate over the course of an offering period to purchase shares of the Company’s common stock at a discount to the market price. On the first day of each offering period, each participant in the ESPP will automatically be granted an option to purchase as many shares of common stock as the participant will be able to purchase with the payroll deduction credited to his or her account during the offering period. At the end of the offering period, the total payroll deductions of all participants are used to purchase common stock directly from the Company at a discount to market price.
The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code, and permits participants to be eligible to receive favorable tax treatment of shares acquired under the ESPP, as described below (such offerings, “Section 423 Offerings”). However, the Compensation Committee may also authorize offerings under the ESPP that are not intended to comply with the requirements of Section 423 of the Code.
Effective date. If approved by shareholders, the ESPP will become effective on the date of such approval. The term of the ESPP will continue until terminated by the Board or the date that all shares available for issuance under the ESPP have been issued.
Administration. The ESPP will be administered by the Compensation Committee unless the Board elects to administer the ESPP. For the purposes of this summary, references to the “Compensation Committee” include the Compensation Committee and the Board as well as any administrator, including management, to which the Compensation Committee has delegated any of its responsibilities and powers, to the extent of such delegation. The Compensation Committee may appoint one or more agents to assist in the administration of the ESPP and may delegate certain responsibilities or powers subject to ESPP terms and applicable law. Subject to the ESPP terms and applicable law, the Compensation Committee has the full and final authority to construe and interpret the ESPP and adopt rules and regulations for the administration of the ESPP as the Compensation Committee deems appropriate. The Compensation Committee may also adopt sub-plans relating to the operation and administration of the ESPP to accommodate specific requirements of local laws and procedures for non-U.S. jurisdictions that will not be required to comply with Section 423 of the Code to the extent they are inconsistent with the requirements of those regulations, the terms of which may take precedence over the terms of the ESPP.
Shares reserved for the ESPP. The aggregate number of shares of common stock that may be issued under the ESPP may not exceed 12,000,000 shares. The number of shares issuable under the ESPP and the terms of purchase rights to acquire such shares are subject to adjustment in connection with certain corporate and recapitalization events as described in the ESPP.
Enrollment and contributions. Eligible employees may become participants in the ESPP by enrolling during an open enrollment period. Eligible employees enroll by completing the appropriate forms and agreements, as directed by the Compensation Committee. Following the end of each offering period, participants will be automatically re-enrolled in the next offering period, using the same rates of payroll contributions in effect during the prior offering period, unless they request otherwise or choose to withdraw from the ESPP, their employment terminates or they are otherwise ineligible to participate, in each case, in accordance with the terms of the ESPP.
The amount of payroll deductions that a participant may select must be a whole percentage of at least 1% of the participant’s eligible pay, which will be determined by the Compensation Committee, or its designee, in its discretion on a uniform and nondiscriminatory

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Equity plan proposals

basis for any offering period provided that such amount is paid to an eligible employee directly by the Company or any participating subsidiary, consistent with the requirements of Code Section 423 for any Section 423 Offering. In addition, the Compensation Committee or its designee has the authority to make decisions about how eligible pay should be interpreted for eligible employees outside the United States. The aggregate amount of the specified percentage of eligible pay will be deducted from the participant’s paychecks in installments each pay period during the term of the offering period. Payroll deductions will begin with the first offering period following a participant’s enrollment, and will remain in effect for successive offering periods unless the participant requests otherwise or chooses to withdraw from the ESPP, his or her employment terminates or he or she is otherwise ineligible to participate, in each case, in accordance with the terms of the ESPP. A participant may make separate cash payments into his or her account in certain situations as described in the ESPP.
All contributions made by a participant will be credited (without interest) to his or her account. A participant may reduce his or her rate of contribution during a purchase period, which reduction shall be effective as soon as possible after completing the forms required by the Company. The Compensation Committee, in its discretion, may adopt rules limiting the number of payroll deduction rate changes a participant may make in a single offering period or purchase period. A participant may withdraw from an offering period and the ESPP by the deadline prescribed by the Compensation Committee during such offering period and his or her contributions will be refunded, without interest.
Offering periods. The Compensation Committee has the authority to determine the duration of an offering period, including the start and end date (provided that the offering period cannot be greater than 27 months), or to designate one or more purchase periods for each offering period, which determinations will be announced prior to the start of the applicable offering period. Currently, the Compensation Committee expects to implement six-month offering periods. Unless otherwise provided by the Compensation Committee, each purchase period will begin on the first trading day of each offering period and ending on the last trading day of each purchase period. The first offering period after the effective date of the ESPP will begin on June 1, 2023 and conclude on November 15, 2023.
Purchase of shares. On the first day of an offering period, a participant will be granted a purchase right to purchase shares of common stock at the applicable purchase price. Subject to the limit below, the number of shares of common stock is determined by dividing the amount of the participant’s contributions accumulated as of the last day of the offering period by the applicable purchase price; provided that (a) no participant may purchase shares of common stock with a fair market value (as of the date of purchase right grant) in excess of $25,000 per calendar year; and (b) in no event will the aggregate number of shares subject to purchase rights during an offering period exceed the number of shares then available under the ESPP. The maximum number of shares of our common stock that may be purchased by any participant during any offering period is determined by dividing $50,000 by the applicable purchase price. The Compensation Committee may modify this limit from time to time.
The purchase price will not be less than 85% of the lesser of the (i) fair market value per share of our common stock as determined on the purchase date or (ii) fair market value per share of our common stock as determined on the first day of the applicable offering period, unless otherwise permitted by the requirements of Section 423 of the Code.
A participant’s right to purchase shares of common stock during any offering period will be exercised automatically on the purchase date unless the participant withdraws from the ESPP prior to the end of the offering period or his or her participation is terminated. Subject to the terms of the ESPP, a purchase right will generally terminate on the earlier of the date of the participant’s termination of employment or the last day of the applicable offering period. Purchase rights are not transferable other than by will or the laws of descent and distribution.
Amendment and termination. The Board or the Compensation Committee may amend the ESPP at any time, except that approval of an amendment to the ESPP by our shareholders will be required to the extent that shareholder approval of such amendment is required by applicable law or applicable stock exchange rules. The Board may suspend or discontinue the ESPP at any time.
Eligible employees. Purchase rights may only be granted to eligible employees of the Company or a participating subsidiary. Generally, participation is limited to such an employee who is actively employed on the first day of an open enrollment period, who customarily works more than 20 hours per week, and whose customary employment is for more than 5 months per calendar year. However, no employee will be eligible to participate if, immediately after the purchase right grant, the employee would own stock (including any stock the employee may purchase under outstanding purchase rights) representing 5% or more of the total combined voting power or value of our common stock. The Compensation Committee also has the discretion to exclude from participation in the ESPP employees who have been employed for less than two years, are highly compensated employees (within the meaning of Section 414(q) of the Code), and/or are officers subject to the requirements of Section 16(a) of the Securities Exchange Act. A “participating subsidiary” is the Company or any subsidiary or affiliate of the Company, whether now existing or existing in the future, that has been designated by the Compensation Committee, or a delegate thereof, from time to time in its sole discretion as eligible to participate in the ESPP; provided that only the Company and its subsidiaries may be designated companies for Section 423 Offerings.
Adjustments and effect of a change of control. If there is any change in the number, class, value or terms of the shares of our common stock because of a recapitalization, stock split, reverse stock split, stock dividend, split up, spin-off, combination, reclassification or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or our shares, including any extraordinary dividend or distribution (but excluding any regular cash dividend), then the Compensation Committee will adjust the number and class of shares of common stock reserved for issuance under the ESPP (including the numerical limits set forth in the ESPP), the purchase price per share and the number of shares subject to purchase rights in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP.

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Equity plan proposals
In addition, in the event of a change of control, each outstanding purchase right under the ESPP will be equitably adjusted and assumed by the successor corporation (or a parent or subsidiary thereof) or substituted for an equivalent right to purchase shares of stock by the successor corporation (or a parent or subsidiary thereof). In the event that (i) the successor corporation in a change of control refuses to assume or substitute for the purchase right or (ii) the successor corporation is not a publicly traded corporation, then the offering period then in progress will be shortened and the Compensation Committee will select a date on which all outstanding purchase rights will be exercised prior to the consummation date of the change of control. As of December 31, 2022, approximately 72,600 employees of the Company and its participating subsidiaries would be eligible to participate in the ESPP, including 6 executive officers.
Plan benefits
Benefits under the ESPP will depend on participants’ elections to participate and the fair market value of our common stock at various future dates. As a result, it is not possible as of the date of this Proxy Statement to determine future benefits that will be received by executive officers and other employees. Each participant is limited to the $25,000 annual purchase restriction as well as the participant purchase restrictions for any offering period described above.
The Company anticipates filing a registration statement on Form S-8 with the SEC to register shares of common stock under the ESPP, subject to and effective upon shareholder approval, as soon as practicable following shareholder approval of the ESPP.
Federal income tax consequences
The following summary generally describes the principal U.S. federal (and not state, foreign or local) income tax consequences under the ESPP to the Company and participating employees as of the date of this Proxy Statement. The summary is general in nature and is not intended to cover all the tax consequences that may apply to a particular employee or the Company. The provisions of the Code and related regulations concerning these matters are complicated, and their impact in any one case may depend upon the particular circumstances.
As noted above, the ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Participating employees will, however, recognize income when they sell or dispose of the shares purchased under the ESPP. If an employee disposes of such shares after two years from the date of grant of the purchase right and after one year from the date of the purchase of such shares (or if the employee dies), the employee will recognize ordinary income for the year in which such disposition occurs (or the employee’s taxable year ending with his or her death) in an amount equal to the lesser of:
•the excess of the fair market value of such shares at the time of disposition (or death) over the purchase price; or
•the excess of the fair market value of the shares at the time of the grant of the purchase right over the purchase right price on the date of the purchase right grant.
Except in the case of the employee’s death, the employee’s basis in the shares disposed of will be increased by an amount equal to the amount includable in his or her income as ordinary income. Any additional gain or loss will be a long-term capital gain or loss. The Company will not be entitled to a tax deduction when the shares are disposed of after the expiration of the two-year and one-year periods.
If an employee disposes of the shares purchased under the ESPP within such two-year or one-year periods, the employee will recognize ordinary income for the year in which such disposition occurs in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase. The employee’s basis in such shares disposed of will be increased by an amount equal to the amount includable in his or her income as ordinary income, and any gain or loss computed with reference to such adjusted basis that is recognized at the time of disposition will be a capital gain or loss, either short-term or long-term, depending on the holding period for such shares. In the event of a disposition within such two-year or one-year periods, the Company will be entitled to a tax deduction equal to the amount the employee is required to include as ordinary income as a result of such disposition to the extent the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.
The Compensation Committee may authorize offerings that are not intended to comply with Section 423 of the Code, in which case different tax consequences will apply. Upon the purchase of shares under the ESPP, the employee will recognize ordinary income in an amount equal to the excess of (A) the fair market value of such shares on the date of purchase over (B) the purchase price paid by the employee for such shares, and the Company will be entitled to a corresponding deduction for U.S. federal income tax purposes. In addition, upon the disposition of such shares, the employee will recognize a capital gain or loss in an amount equal to the difference between the selling price of such shares and the fair market value of such shares on the date of purchase. The Company will not receive a deduction for U.S. federal income tax purposes with respect to any capital gain or loss recognized by the employee.

66	2023 Proxy Statement	thermofisher.com

Information about stock ownership
Security ownership of certain beneficial owners and management
The following table sets forth, as of March 1, 2023, the beneficial ownership of common stock by (a) each director and nominee for director, (b) each NEO, (c) all current directors and executive officers as a group, and (d) persons known to the Company to be the beneficial owner of more than 5 percent of the Company’s common stock.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner(1)	Shares Owned Directly or Indirectly	Common Stock Subject to Options Exercisable on or Prior to April 29, 2023	Restricted Stock Units which vest on or prior to April 29, 2023	Total		Percent of Shares Beneficially Owned
Vanguard Group Inc.	32,534,676	—	—	32,534,676	(2)	8.44%
BlackRock, Inc.	30,790,122	—	—	30,790,122	(3)	7.98%
Michael A. Boxer	9,729	38,942	1,612	50,283	(4)	*
Marc N. Casper	183,940	472,727	14,787	671,454	(4)(5)	*
Nelson J. Chai	13,148	—	—	13,148		*
Ruby R. Chandy	1,299	—	—	1,299		*
C. Martin Harris	7,368	—	—	7,368		*
Tyler Jacks	7,298	—	—	7,298		*
R. Alexandra Keith	926	—	—	926	(6)	*
Michel Lagarde	6,043	185,735	270	192,048		*
Jim P. Manzi	14,438	—	—	14,438		*
James C. Mullen	1,728	—	—	1,728		*
Gianluca Pettiti	8,309	26,629	136	35,074		*
Lars R. Sørensen	8,701	—	—	8,701		*
Debora L. Spar	610	—	—	610		*
Scott M. Sperling	88,251	—	—	88,251	(7)	*
Dion J. Weisler	5,307	—	—	5,307	(8)	*
Stephen Williamson	35,285	103,079	4,582	142,946	(4)	*
All current directors and executive officers as a group (17 individuals)	393,270	829,503	21,387	1,244,160		*
*Less than one percent.
(1)The address of each of the Company’s executive officers and directors is c/o Thermo Fisher Scientific Inc., 168 Third Avenue, Waltham, MA 02451. Except as reflected in the footnotes to this table, shares of common stock beneficially owned by executive officers and directors consist of shares owned by the indicated person, and all share ownership includes sole voting and investment power.
(2)This information was obtained from Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2023, by The Vanguard Group Inc. (“Vanguard”), 100 Vanguard Blvd., Malvern, PA 19355, which reported such ownership as of December 31, 2022. The percentage of shares beneficially owned was calculated using the number of shares of common stock outstanding as of March 1, 2023. Vanguard reports sole voting power with respect to 0 shares, shared voting power with respect to 548,905 shares, sole dispositive power with respect to 30,925,491 shares, and shared dispositive power with respect to 1,609,185 shares.
(3)This information was obtained from Schedule 13G filed with the Securities and Exchange Commission on February 3, 2023, by BlackRock, Inc. (“BlackRock”), 55 East 52nd Street, New York, NY 10055, which reported such ownership as of December 31, 2022. The percentage of shares beneficially owned was calculated using the number of shares of common stock outstanding as of March 1, 2023. BlackRock has sole voting power with respect to 27,725,321 shares, shared voting and dispositive power with respect to 0 shares and sole dispositive power with respect to 30,790,122 shares.
(4)Includes shares of common stock underlying stock options that are immediately exercisable, and/or restricted stock units that will vest immediately, if the individual retires.
(5)Includes 3,300 shares held in Mr. Casper’s spouse’s name with regard to which he shares voting and dispositive power and 74,155 shares held by Floral Park Associates Inc. Excludes 5,000 shares held by Mr. Casper in an irrevocable trust for the benefit of his children, and 2,000 shares held by Mr. Casper’s spouse in a trust for the benefit of her children, in each case, for which Mr. Casper does not have voting or dispositive power.
(6)Includes 488 stock-based units accrued under the Directors Deferred Compensation Plan that are payable in common stock at the time of distribution (See “Deferred compensation plan for directors” on page 26). These units may not be voted or transferred until they become shares of common stock.
(7)Includes 16,550 stock-based units accrued under the Directors Deferred Compensation Plan that are payable in common stock at the time of distribution (See “Deferred compensation plan for directors” on page 26). These units may not be voted or transferred until they become shares of common stock.
(8)Includes 1,779 stock-based units accrued under the Directors Deferred Compensation Plan that are payable in common stock at the time of distribution (See “Deferred compensation plan for directors” on page 26). These units may not be voted or transferred until they become shares of common stock.

2023 Proxy Statement	thermofisher.com	67

Information about stock ownership
Equity compensation plan information
The following table provides information as of December 31, 2022, with respect to the common stock that may be issued under the Company’s existing equity compensation plans.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
Equity Compensation Plans Approved By Security Holders(2)(3)(4)(5)(6)	6,005,538	$364.64	9,862,673
Equity Compensation Plans Not Approved By Security Holders(7)(8)	384,433	$252.10	5,409,765
Total(9)	6,389,971	$359.27	15,272,438
(1)Equity compensation plans approved by security holders include 7,523,714 securities available for future issuance as awards other than options or stock appreciation rights (e.g., full value shares of restricted stock or restricted stock units).
(2)Column (a) includes an aggregate of 536,192 common stock time-based restricted stock units outstanding granted under the Company’s approved plans. The weighted average exercise price set forth in column (b) does not take into account the common stock time-based restricted stock units included in column (a).
(3)Column (a) includes an aggregate of 18,818 common stock-based units accrued under the Directors Deferred Compensation Plan for deferred directors’ fees and retainers accrued through December 31, 2022. See “Compensation of directors — Deferred compensation plan for directors” for additional information regarding this plan. The weighted average exercise price set forth in column (b) does not take into account the common stock-based units included in column (a).
(4)Column (a) includes an aggregate of 147,850 common stock performance-based restricted stock units outstanding under the Thermo Fisher Scientific Inc. 2013 Stock Incentive Plan (which represents the maximum number of units achievable under such awards, excluding the impact of any adjustment based on relative TSR performance). The weighted average exercise price set forth in column (b) does not take into account the full value shares included in column (a).
(5)Column (a) does not include shares issuable under the Thermo Fisher Scientific Inc. 2007 Employees’ Stock Purchase Plan (the “2007 ESPP”). The remaining shareholder approved reserve is included in column (c).
(6)Column (c) includes 9,546,345 shares that are available under the 2013 Plan, 256,796 shares that are available under the Directors Deferred Compensation Plan and 59,532 shares that are available under the ESPP.
(7)In connection with the acquisition of Patheon on August 29, 2017, the Company assumed the Patheon N.V. 2016 Omnibus Incentive Plan, as amended (the “Patheon Plan”), including awards outstanding at the time of acquisition. At December 31, 2022, assumed stock options covered 166,600 shares of the Company’s common stock, at a weighted average exercise price of $109.12 and remaining term of 3.65 years. Column (c) includes 2,840,941 shares that remain available for grants to eligible participants under the Patheon Plan. Since August 29, 2017, the Company has not made any new grants of awards under the Patheon Plan, and no new grants of awards will be made in the future.
(8)In connection with the acquisition of PPD, Inc. on December 8, 2021, the Company assumed the PPD, Inc. 2020 Omnibus Incentive Plan (the “PPD Plan”), including awards outstanding at the time of acquisition. At December 31, 2022, assumed stock options covered 99,501 shares of the Company’s common stock, at a weighted average exercise price of $491.48 and remaining term of 7.96 years, assumed time-based restricted stock units covered 118,332 shares of the Company’s common stock (which are not included in the weighted average exercise price in column (b)). Column (c) includes 2,568,824 shares that remain available for grants to eligible participants under the PPD Plan. Since December 8, 2021, the Company has not made any new grants of awards under the PPD Plan, and no new grants of awards will be made in the future.
(9)Column (a) includes 5,568,779 options outstanding (5,302,678 under plans approved by security holders and 266,101 under plans not approved by security holders), with a weighted average exercise price of $359.27 and weighted average remaining term of 4.2 years.
Assumed plans
Each of the Patheon Plan and the PPD Plan (together, the “Assumed Plans”) was originally adopted to help align the long-term financial interests of select participants with those of the respective company’s shareholders.
The Patheon Plan provided for the issuance of options, share appreciation rights, restricted shares, restricted share units, share bonuses, other share-based awards and cash awards. Following the acquisition, eligible participants in the Patheon Plan are officers, employees, non-employee directors and consultants of the Company who (i) were officers, employees, non-employee directors and consultants of Patheon prior to the Patheon acquisition date of August 29, 2017 or (ii) were or are hired after August 29, 2017. At December 31, 2022, 2,840,941 shares remain available for grants to eligible participants under the Patheon Plan.
The PPD Plan provided for the issuance of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock units, restricted stock, performance-based awards and other equity-based awards. Following the acquisition, eligible participants in the PPD Plan are officers, employees, non-employee directors, consultants and advisors of the Company who were officers, employees, non-employee directors, consultants or advisors of PPD prior to the PPD, Inc. acquisition date of December 8, 2021. At December 31, 2022, 2,568,824 shares remain available for grants to eligible participants under the PPD Plan.
Since August 29, 2017, with respect to the Patheon Plan, and since December 8, 2021, with respect to the PPD Plan, the Company has not made any new grants of awards under the respective plan, and no new grants of awards will be made in the future under these plans.

68	2023 Proxy Statement	thermofisher.com

Voting and meeting information
This Proxy Statement is furnished in connection with the solicitation of proxies by the Company on behalf of the Board for use at the 2023 Annual Meeting to be held on Wednesday, May 24, 2023 at 1:00 p.m. (ET) in a virtual meeting format only, via the Internet, at www.virtualshareholdermeeting.com/TMO2023, and any adjournments thereof. This Proxy Statement and proxy card, or voting instruction form, as applicable, were first made available to shareholders of the Company on or about April 7, 2023.
Virtual annual meeting
How do I attend the annual meeting?
•We will host the 2023 Annual Meeting live online via webcast
•You will need the control number included on your proxy card or voting instruction form in order to be able to vote or ask questions during the meeting. Instructions on how to attend and participate online are posted at www.virtualshareholdermeeting.com/TMO2023
•Online check-in will begin at 12:45 p.m. (ET) on May 24, 2023, and you should allow ample time for the online check-in proceedings
•We will have technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting starting at 12:45 p.m. (ET), on May 24, 2023. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log in page
Why is the annual meeting a virtual, online meeting?
To facilitate broad shareholder attendance and provide a consistent experience to all shareholders, regardless of location, our 2023 Annual Meeting will be a virtual meeting where shareholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We learned during the virtual annual meetings held in the past few years that this format facilitates shareholder attendance and participation. We have designed the virtual annual meeting to provide the same rights and opportunities to participate as shareholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.
How do I submit a question at the annual meeting?
If you wish to submit a question on the day of the meeting, beginning at 12:45 p.m. (ET) on May 24, 2023, you may log into, and ask a question on, the virtual meeting platform at www.virtualshareholdermeeting.com/TMO2023. All questions received from shareholders during the virtual annual meeting will be posted on the Company’s investor relations website at ir.thermofisher.com as soon as practicable following the annual meeting.
Voting information
Who is entitled to vote?
Shareholders of record at the close of business on March 27, 2023 are eligible to vote at the meeting. At the close of business on March 27, 2023, the outstanding voting securities of the Company consisted of 385,698,254 shares of common stock. Each share outstanding on the record date is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on. Treasury shares are not voted.
What is a quorum and a broker non-vote?
The presence at the meeting, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote at the meeting will constitute a quorum for the transaction of business at the meeting. Votes of shareholders of record present at the meeting in person or by proxy, abstentions, and “broker non-votes” (as defined below) are counted as present or represented at the meeting for the purpose of determining whether a quorum exists. A “broker non-vote” occurs when a broker or representative does not vote on a particular matter because it either does not have discretionary voting authority on that matter or it does not exercise its discretionary voting authority on that matter. Shares present virtually during the meeting will be considered shares of common stock represented in person at the meeting.
How can I vote before the meeting?
We encourage shareholders to submit their votes in advance of the meeting. To submit your votes by telephone or the Internet, as applicable, follow the instructions on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. If you received your materials by mail, you can simply complete and return the proxy card or voting instruction form in the envelope provided. If you vote in advance using one of these methods, you are still welcome to virtually attend the meeting and vote your shares online while virtually attending the meeting.
How can I vote at the meeting?
Shareholders who hold shares directly with the Company may virtually attend the meeting and vote their shares online while attending the meeting, or may execute a proxy designating a representative to virtually attend the meeting and vote on their behalf. You will need your control number included on your proxy card in order to be able to vote during the meeting. If you do not hold your shares directly with us and they are instead held for you in a brokerage, bank or other institutional account, you may virtually attend the meeting and vote your shares online while attending the meeting with your control number included on your voting instruction form. Instructions on how to attend and participate online are posted at www.virtualshareholdermeeting.com/TMO2023.

2023 Proxy Statement	thermofisher.com	69

Voting and meeting information
What if I want to change my vote?
You may change your vote by revoking your proxy at any time before it is exercised, which can be done by voting your shares online while virtually attending the meeting, by delivering a new proxy or by notifying the Corporate Secretary in writing prior to the meeting. If your shares are held for you in a brokerage, bank or other institutional account, you must contact that institution to revoke a previously authorized proxy.
What are the voting standards and Board recommendations?

Voting Item	Board Recommendation	Voting Standard	Treatment of Abstentions & Broker Non-Votes
Election of directors	For all nominees	Majority of votes cast	Not counted as votes cast and therefore no effect
Say on Pay	For
Say on Pay Frequency	Every year
Auditor ratification	For
Approval of Restated Plan	For
Approval of ESPP	For
We have a majority voting standard for director elections. Each director nominee who receives a majority of the votes cast will be elected. Any current director who does not meet this standard is subject to the Board’s policy regarding resignations by directors who do not receive a majority of “For” votes. All other matters are approved if supported by a majority of votes cast.
Say on pay frequency. While the voting standard for the Say on Pay Frequency vote is a majority of votes cast, the Board will consider the frequency that receives the highest number of votes, even if less than a majority, to be the frequency that has been selected by our shareholders.
How will proxies be voted?
Proxies will be voted as you specify or, if you don’t specify, as recommended by the Board. The shares represented by all valid proxies that are received on time will be voted as specified. When a valid proxy form is received and it does not indicate specific choices, the shares represented by that proxy will be voted in accordance with the Board’s recommendations.
What happens if other matters are properly presented at the meeting. If any matter not described in this Proxy Statement is properly presented for a vote at the meeting, the persons named on the proxy will vote in accordance with their judgment.
What happens if a director nominee is unable to serve. We do not know of any reason why any nominee would be unable to serve as a director. If any nominee is unable to serve, the Board can either nominate a different individual or reduce the Board’s size. If it nominates a different individual, the shares represented by all valid proxies will be voted for that nominee.
What if I am a beneficial owner?
If your shares are held for you in a brokerage, bank or other institutional account, you are considered the beneficial owner of those shares, but not the record holder. This means that you vote by providing instructions to your broker rather than directly to the Company. Unless you provide specific voting instructions, your broker is not permitted to vote your shares on your behalf, except on the proposal to ratify the selection of PwC as the Company’s independent auditors for 2023. For your vote on any other matters to be counted, you will need to communicate your voting decisions to your broker, bank or other institution before the date of the 2023 Annual Meeting using the voting instruction form that the institution provides to you. If you would like to vote your shares online while virtually attending the meeting, you will need your control number included on your voting instruction form. Instructions on how to attend and participate online are posted at www.virtualshareholdermeeting.com/TMO2023.
What if I am a participant in the Thermo Fisher Scientific 401(k) retirement plan?
If you hold your shares through the Thermo Fisher Scientific 401(k) Retirement Plan (the “401(k) Plan”), your proxy represents the number of shares in your 401(k) Plan account as of the record date. For those shares in your 401(k) Plan account, your proxy will serve as voting instructions for the trustee of the 401(k) Plan. You may submit your voting instructions by telephone or online, unless you received the hard copies, which can be returned by signing and dating the proxy card to the Company’s tabulation agent in the enclosed, self-addressed envelope for its receipt by 11:59 p.m. ET on Friday, May 19, 2023, or by telephone or over the Internet by 11:59 p.m. ET on Sunday, May 21, 2023, in accordance with the instructions provided on the proxy card.
You may revoke your instructions by executing and returning a later dated proxy card to the Company’s tabulation agent for its receipt by 11:59 p.m. ET on May 19, 2023, or by entering new instructions by telephone or over the Internet by 11:59 p.m. ET on May 21, 2023.
May I see a list of shareholders entitled to vote as of the record date?
A list of registered shareholders as of the close of business on the record date will be available for examination by the shareholders during the ten days prior to the meeting during ordinary business hours at our principal place of business at 168 Third Avenue, Waltham, Massachusetts 02451.

70	2023 Proxy Statement	thermofisher.com

Voting and meeting information
Proxy solicitation and distribution
How are proxies solicited?
Proxies will be solicited on behalf of the Board by mail, telephone, other electronic means or in person, and we will pay the solicitation costs. Copies of proxy materials will be supplied to brokers, dealers, banks and voting trustees, or their nominees, to solicit proxies from beneficial owners, and we will reimburse these institutions for their reasonable expenses. D.F. King & Co., Inc. has been retained to assist in soliciting proxies for a fee of $15,000 plus distribution costs and other expenses.
How can I view or request copies of proxy materials?
In accordance with SEC rules, we distribute proxy materials to some of our shareholders over the internet by sending them a Notice of Internet Availability of Proxy Materials that explains how to access our proxy materials and vote online. The notice provides instructions as to how shareholders can access the Proxy Statement and 2022 Annual Report online, contains a listing of matters to be considered at the 2023 Annual Meeting, and sets forth instructions as to how shares can be voted.
How shareholders benefit from e-proxy. This “e-proxy” process, which was approved by the SEC in 2007, expedites our shareholders’ receipt of these materials, lowers the costs of proxy solicitation and reduces the environmental impact of our annual meeting.
How to obtain a printed copy of our proxy materials. If you received a notice and would like us to send you a printed copy of our proxy materials, please contact us at the following address or telephone number: Investor Relations Department, Thermo Fisher Scientific Inc., 168 Third Avenue, Waltham, Massachusetts 02451, telephone: 781-622-1111.
How will documents be delivered to beneficial owners who share an address?
If you are the beneficial owner, but not the record holder, of shares of Thermo Fisher stock, and you share an address with other beneficial owners, your broker, bank or other institution is permitted to deliver a single copy of this Proxy Statement and our 2022 Annual Report for all shareholders at your address (unless one of them has already asked the nominee for separate copies).
To receive separate copies. To request an individual copy of this Proxy Statement and our 2022 Annual Report, or the materials for future meetings, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at Investor Relations Department, Thermo Fisher Scientific Inc., 168 Third Avenue, Waltham, Massachusetts 02451, telephone: 781-622-1111. We will promptly deliver them to you.
To stop receiving separate copies. If you currently receive separate copies of these materials and wish to receive a single copy in the future, you will need to contact your broker, bank or other institution where you hold your shares.

2023 Proxy Statement	thermofisher.com	71

Submitting 2024 proposals

	Proposals for inclusion in 2024 Proxy Statement	Director nominees for inclusion in 2024 Proxy Statement (proxy access)	Universal proxy rules	Other proposals to be presented at 2024 annual meeting
Type of proposal	SEC rules permit shareholders to submit proposals (other than with respect to director nominations) in our Proxy Statement by satisfying the requirements specified in SEC Rule 14a-8	A shareholder, or a group of up to 20 shareholders, continuously owning for 3 years at least 3% of our outstanding common stock may nominate and include in our proxy materials qualifying director nominees up to the greater of 2 nominees or 20% of the number of directors currently serving, if the shareholder(s) and nominee(s) satisfy the by-law requirements	SEC rules permit shareholders to solicit proxies in support of director nominees other than our nominees by satisfying the requirements specified in SEC Rule 14a-19 and our by-laws	Proposals not otherwise covered in this table, such as proposals that will be presented at the 2024 Annual Meeting but not included in our 2024 Proxy Statement
When proposal must be received by Thermo Fisher	No later than 5:00 p.m. (ET) on December 9, 2023	No earlier than December 26, 2023, and no later than January 25, 2024	No later than March 25, 2024	No earlier than January 23, 2024, and no later than February 7, 2024
Where to send	By mail: Thermo Fisher Scientific Inc., Attn: Corporate Secretary, 168 Third Avenue, Waltham MA 02451
What to include	The information required by SEC Rule 14a-8	The information required by our by-laws	The information required by SEC Rule 14a-19 and our by-laws	The information required by our by-laws

72	2023 Proxy Statement	thermofisher.com

Appendix A
Reconciliation of GAAP to non-GAAP financial measures
In this Proxy Statement, the Company presents certain financial measures that are not prepared in accordance with generally accepted accounting principles. The definitions of these non-GAAP measures, and reconciliations to the most directly comparable historical GAAP measures, are below. See note (f).

(Dollars in millions except per share amounts)	2022	2021	2012
Organic and Core organic revenue growth
Revenue growth	15%
Impact of acquisitions	18%
Impact of currency translation	(3)%
Organic revenue growth (non-GAAP measure)	—%
COVID-19 testing revenue	(13)%
Contribution of PPD to Core organic revenue growth*	1%
Core organic revenue growth (non-GAAP measure)	14%
* Adjustment to include the contribution of PPD to Core organic revenue growth as though the acquisition had occurred on January 1, 2021.
Reconciliation of adjusted net income
GAAP net income attributable to Thermo Fisher Scientific Inc.	$6,950	$7,725
Cost of revenues adjustments(a)	46	8
Selling, general and administrative expenses adjustments(b)	37	144
Restructuring and other costs(c)	114	197
Amortization of acquisition-related intangible assets	2,395	1,761
Other income/expense adjustments(d)	117	732
Provision for income taxes adjustments(e)	(672)	(593)
Equity in earnings/losses of unconsolidated entities	172	4
Adjusted net income (non-GAAP measure)	$9,159	$9,978
Reconciliation of adjusted earnings per share
GAAP diluted earnings per share (EPS) attributable to Thermo Fisher Scientific Inc.	$17.63	$19.46	$3.21
Cost of revenues adjustments(a)	0.12	0.02	0.15
Selling, general and administrative expenses adjustments(b)	0.09	0.36	0.03
Restructuring and other costs(c)	0.29	0.50	0.22
Amortization of acquisition-related intangible assets	6.07	4.43	2.04
Other income/expense adjustments(d)	0.30	1.84	—
Provision for income taxes adjustments(e)	(1.70)	(1.49)	(0.95)
Loss from discontinued operations	—	—	0.22
Equity in earnings/losses of unconsolidated entities	0.44	0.01	(0.01)
Adjusted EPS (non-GAAP measure)	$23.24	$25.13	$4.91
Reconciliation of free cash flow
GAAP net cash provided by operating activities	$9,154	$9,312	$2,072
Net cash used in discontinued operations	—	—	28
Purchases of property, plant and equipment	(2,243)	(2,523)	(315)
Proceeds from sale of property, plant and equipment	24	20	13
Free cash flow (non-GAAP measure)	$6,935	$6,809	$1,798

2023 Proxy Statement	thermofisher.com	73

Appendix A
(a)Adjusted results exclude charges for the sale of inventories revalued at the date of acquisition. Adjusted results in 2022 also exclude $27 million of inventory write-downs associated with large-scale abandonment of product lines. Adjusted results in 2012 also exclude accelerated depreciation on assets to be abandoned as a result of real estate consolidation.
(b)Adjusted results exclude certain third-party expenses, principally transaction/integration costs related to recent acquisitions, charges/credits for changes in estimates of contingent acquisition consideration, and charges associated with product liability litigation.
(c)Adjusted results exclude restructuring and other costs consisting principally of severance, impairments of long-lived assets, charges/credits for environmental-related matters, abandoned facility and other expenses of headcount reductions within several businesses and real estate consolidations. Adjusted results in 2022 also exclude $14 million of gain on the sale of intellectual property. Adjusted results in 2021 also exclude $122 million of charges for impairments of acquired intangible assets and $35 million of charges for compensation due to employees at recently acquired businesses at the date of acquisition. Adjusted results in 2012 also exclude $6 million of net gains for litigation-related matters.
(d)Adjusted results exclude net gains/losses on investments and losses on the early extinguishment of debt. Adjusted results in 2022 also exclude $67 million of net gains on derivative instruments to address certain foreign currency risks and $2 million of net settlement gains for pension plans. Adjusted results in 2021 also exclude $36 million of charges for amortization of bridge loan commitment fees related to a pending acquisition.
(e)Adjusted provision for income taxes excludes incremental tax impacts for the reconciling items between GAAP and adjusted net income, incremental tax impacts as a result of tax rate/law changes and the tax impacts from audit settlements (including a $658 million benefit from an audit settlement in 2022). Adjusted results in 2022 also exclude a $423 million charge for the impact of deferred tax realizability assessments as a result of audit settlements.
(f)In addition to the financial measures prepared in accordance with GAAP, we use certain non-GAAP financial measures such as organic revenue, which is reported revenue, excluding the impacts of revenues from acquired businesses and the effects of currency translation, and organic revenue growth, which is reported revenue growth, excluding the impacts of revenues from acquired businesses and the effects of currency translation. We also report Core organic revenue growth, which is reported revenue growth, including the impact of PPD revenue, excluding the impacts of COVID-19 testing revenue, and excluding the impact of acquisitions other than PPD and currency translation. We calculate period-to-period Core organic revenue growth by adding to the baseline period PPD’s pre-acquisition revenues from such period. We use and report these measures because Thermo Fisher management believes that in order to understand the company’s short-term and long-term financial trends, investors may wish to consider the impact of acquisitions, foreign currency translation and/or COVID-19 testing on revenues. In particular, given PPD’s significance relative to our existing businesses, management believes it is appropriate to also present information on a basis that includes PPD pre-acquisition revenues in order to demonstrate the impact PPD has on our current growth profile. Core organic revenue growth amounts are not necessarily indicative of the combined results of operations that would have been realized had the PPD acquisition occurred on January 1, 2021. Thermo Fisher management uses these measures to forecast and evaluate the operational performance of the company as well as to compare revenues of current periods to prior periods.
We use adjusted net income and adjusted EPS. We believe that the use of these non-GAAP financial measures, in addition to GAAP financial measures, helps investors to gain a better understanding of our core operating results and future prospects, consistent with how management measures and forecasts the company’s core operating performance, especially when comparing such results to previous periods, forecasts, and to the performance of our competitors. Such measures are also used by management in their financial and operating decision-making and for compensation purposes. To calculate these measures we exclude, as applicable:
•Certain acquisition-related costs, including charges for the sale of inventories revalued at the date of acquisition, significant transaction/acquisition-related costs, including changes in estimates of contingent acquisition-related consideration, and other costs associated with obtaining short-term financing commitments for pending/recent acquisitions. We exclude these costs because we do not believe they are indicative of our normal operating costs.
•Costs/income associated with restructuring activities and large-scale abandonments of product lines, such as reducing overhead and consolidating facilities. We exclude these costs because we believe that the costs related to restructuring activities are not indicative of our normal operating costs.
•Discontinued operations; equity in earnings/losses of unconsolidated entities; impairments of long-lived assets; and certain other gains and losses that are either isolated or cannot be expected to occur again with any predictability, including gains/losses on investments, the sale of businesses, product lines, and real estate, significant litigation-related matters, curtailments/settlements of pension plans, and the early retirement of debt. We exclude these items because they are outside of our normal operations and/or, in certain cases, are difficult to forecast accurately for future periods.
•The expense associated with the amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives of up to 20 years. Exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.
•The tax impacts of the above items and the impact of significant tax audits or events (such as changes in deferred taxes from enacted tax rate/law changes), the latter of which we exclude because they are outside of our normal operations and difficult to forecast accurately for future periods.
Specifically, adjusted net income is earnings before certain charges/credits to cost of revenues and selling, general and administrative expenses, principally associated with acquisition-related activities; restructuring and other costs/income including costs arising from facility consolidations such as severance and abandoned lease expense and gains and losses from the sale of real estate and product lines; amortization of acquisition-related intangible assets; other gains and losses that are either isolated or cannot be expected to occur again with any predictability; tax provisions/benefits related to the previous items and the impact of significant tax audits or events; and equity in earnings/losses of unconsolidated entities. Adjusted EPS is adjusted net income per diluted share.
We use free cash flow, which is operating cash flow from continuing operations excluding net capital expenditures, to provide a view of the continuing operations’ ability to generate cash for use in acquisitions and other investing and financing activities. The company also uses this measure as an indication of the strength of the company. Free cash flow is not a measure of cash available for discretionary expenditures since we have certain non-discretionary obligations such as debt service that are not deducted from the measure.
The non-GAAP financial measures of Thermo Fisher Scientific’s results of operations and cash flows included above are not meant to be considered superior to or a substitute for Thermo Fisher Scientific’s results of operations prepared in accordance with GAAP. Reconciliations of such non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the tables above.

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Appendix B
Amended and Restated 2013 Stock Incentive Plan
1. Purpose.
The purpose of this Amended and Restated 2013 Stock Incentive Plan, as may be further amended from time to time (the “Plan”), of Thermo Fisher Scientific Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders.
2. Eligibility.
All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the U.S. Securities Act of 1933 (the “Securities Act”), or any successor form) are eligible to be granted options, stock appreciation rights (“SARs”), restricted stock, restricted stock units and other stock-based awards (each, an “Award”) under the Plan. Each person who receives an award under the Plan is deemed a “Participant.” For purposes of the foregoing, “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended (“Parents” and “Subsidiaries”), and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest (“Affiliate”) as determined by the Board of Directors of the Company (the “Board”). Notwithstanding the foregoing, Nonstatutory Stock Options (as defined below) and SARs may not be granted to service providers of a Parent unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A of the Code or unless such Awards otherwise comply with the distribution requirements of Section 409A of the Code.
3. Administration and Delegation.
(a) Administration. The Plan will be administered by the Board. The Board shall have authority to determine from time to time all matters concerning the grant of Awards under the Plan and to establish, amend and revoke such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All actions and decisions by the Board with respect to the Plan and any Awards shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.
(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Administrator” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.
(c) Delegation to Officers. To the extent permitted by applicable law (including, as applicable, rules and regulations of any securities exchange or inter dealer quotation system on which the securities of the Company are listed or traded), the Board or the Committee may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix: (i) the maximum number of Awards, and the maximum number of shares issuable upon exercise thereof, that may be issued by such officers, (ii) the time period during which such Awards, and during which the shares issuable upon exercise thereof, may be issued, and (iii) the minimum amount of consideration (if any) for which such Awards may be issued, and a minimum amount of consideration for the shares issuable upon exercise thereof; and provided further, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act), or to a member of the Board.
(d) Awards to Non-Employee Directors. Awards to non-employee directors will be granted and administered by a Committee, all of the members of which are independent directors as defined by Section 303A.02 of the New York Stock Exchange Listed Company Manual.
4. Stock Available for Awards and Vesting Requirements.
(a) Number of Shares; Share Counting.
(1) Authorized Number of Shares. An aggregate of 7,000,000 shares of common stock, $1.00 par value per share, of the Company (the “Common Stock”) shall be added to the 22,000,000 million shares of Common Stock originally approved for issuance under the Plan, such that subject to adjustment under Section 9, Awards may be made under the Plan for up to 29,000,000 shares of Common Stock. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. All of such shares may be granted as Incentive Stock Options.
(2) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan and under the sub-limit contained in Section 4(b)(2), to the extent that shares of Common Stock subject to an Award granted under the Plan are not issued or delivered by reason of (A) the expiration, termination, cancellation or forfeiture of such Award (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right); (B) the settlement of such Award (or a portion thereof) in cash; or (C) the conversion of such shares of Common Stock to shares of another entity in connection with a recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, then such shares of Common Stock shall again be available under this Plan. Notwithstanding anything to the contrary herein, the following shares of Common Stock shall not be added to the shares authorized for grant under this Section 4(a)(2) and shall not be available for future grants of Awards under the Plan: (i) shares tendered by an optionee or withheld by the Company in payment of the exercise price of an Option; (ii) shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) shares of Common Stock subject to SARs that are not issued in connection with the stock settlement of the SARs on exercise thereof; and (iv) shares purchased on the open market by the Company with the cash proceeds received from the exercise of Options. For purposes of the foregoing, in the case of a SAR granted in tandem with an Option, as described in Section 6(b)(1) below (a “Tandem SAR”), only the shares of Common Stock covered by the Option, and not the shares of Common Stock covered by the Tandem SAR, shall be counted against the shares of Common Stock available for issuance under the Plan and only such Option shares shall become available for grant under the Plan upon the expiration or termination of the Tandem SAR; provided, however, that the expiration of a Tandem SAR in connection with the exercise of its related Option or the expiration of an Option in connection with the exercise of its Tandem SAR will not restore shares to the Plan. The payment of dividend equivalents in cash shall not be counted against the shares of Common Stock available for issuance under the Plan. Notwithstanding the provisions of this Section 4(a)(2), no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
(b) Sub-limits. Subject to adjustment under Section 9, the following sub-limits on the number of shares subject to Awards shall apply:

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Appendix B
(1) Per-Participant Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 1,000,000 per calendar year.
(2) Limit on Awards other than Options and SARS. The maximum number of shares with respect to which Awards other than Options and SARs may be granted shall be 11,000,000.
(3) Limit on Awards to Non-Employee Directors. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding compensation payable to a director of the Company who is not an employee (“Non-Employee Director”), the sum of the grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all Awards payable in shares of Common Stock and the maximum cash value of any other Award granted under the Plan to an individual as compensation for services as a Non-Employee Director, together with cash compensation paid to such Non-Employee Director in the form of Board and Committee retainer, meeting or similar fees, during any calendar year shall not exceed USD 800,000. For avoidance of doubt, (i) amounts paid to a Non-Employee Director as a reimbursement of an expense will not count against the foregoing limit, (ii) the foregoing limit will not apply to cash or Awards granted to a Non-Employee Director in any capacity other than as a member of the Company’s Board, and (iii) compensation will count towards this limit for the calendar year in which it was granted or earned, and not later when distributed, in the event it is deferred (including deferrals in the form of Other Stock-Based Awards pursuant to Section 8 and the Thermo Fisher Scientific Inc. Deferred Compensation Plan for Directors or any successor plan (the “Director Plan”)). The foregoing limit may not be increased without the approval of the stockholders of the Company.
(c) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity or as otherwise permitted under applicable stock exchange rules, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof (“Substitute Awards”). Substitute Awards may be granted on such terms as the Administrator deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sub-limit contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.
5. Stock Options.
(a) General. The Administrator may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option that is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option.”
(b) Incentive Stock Options. An Option that the Administrator intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Thermo Fisher Scientific Inc., any of Thermo Fisher Scientific Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. If the Fair Market Value (as defined below) of shares on the date of grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year exceeds USD 100,000, the Options for the first USD 100,000 worth of shares to become exercisable in that calendar year will be Incentive Stock Options, and the Options for the shares with a Fair Market Value in excess of USD 100,000 that become exercisable in that calendar year will be Nonstatutory Stock Options. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Administrator, including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.
(c) Exercise Price. The Administrator shall establish the exercise price of each Option or the formula by which such exercise price shall be determined. The exercise price shall be specified in the applicable option agreement. The exercise price shall be not less than 100% of the Fair Market Value on the date the Option is granted; provided that if the Administrator approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date. Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the exercise price may be less than the Fair Market Value per share on the date the Option is granted, provided that such exercise price is determined in accordance with the applicable requirements of Section 424 and Section 409A of the Code.
(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Administrator may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.
(e) Exercise of Option. Options may be exercised by delivery to the Company or its designee of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Company, together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.
(f) Payment Upon Exercise. Shares of Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
(1) in cash or by check, payable to the order of the Company;
(2) except as may otherwise be provided in the applicable option agreement by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;
(3) to the extent provided for in the applicable option agreement or approved by the Administrator, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Administrator (“Fair Market Value”), provided (A) such method of payment is then permitted under applicable law; (B) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Administrator in its discretion; and (C) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;
(4) to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Administrator, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (A) the number of shares underlying the portion of the Option being exercised, less (B) such number of shares as is equal to (i) the aggregate exercise price for the portion of the Option being exercised divided by (ii) the Fair Market Value on the date of exercise;
(5) to the extent permitted by applicable law and provided for in the applicable option agreement or approved by the Administrator, in its sole discretion, by payment of such other lawful consideration as the Administrator may determine; or
(6) by any combination of the above permitted forms of payment.
(g) Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (1) no outstanding Option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments pursuant to Section 9); (2) the Administrator may not cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefore new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower

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Appendix B
than the then-current exercise price per share of the cancelled option; (3) the Administrator may not cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value; and (4) the Administrator may not take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the New York Stock Exchange (“NYSE”).
(h) No Reload Rights. No Option granted under the Plan shall contain any provision entitling the grantee to the automatic grant of additional Options in connection with any exercise of the original Option.
6. Stock Appreciation Rights.
(a) General. The Administrator may grant Awards consisting of SARs entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Administrator) determined in whole or in part by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock over the exercise price established pursuant to Section 6(c). The date as of which such appreciation is determined shall be the exercise date.
(b) Grants. SARs may be granted in tandem with, or independently of, Options granted under the Plan.
(1) Tandem Awards. When SARs are expressly granted in tandem with Options, (A) the SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Administrator in connection with a Reorganization Event or a Change in Control Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (B) the SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Administrator in connection with a Reorganization Event or a Change in Control Event and except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR; (C) the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (D) the SAR will be transferable only with the related Option.
(2) Independent SARs. A SAR not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Administrator may specify in the SAR agreement.
(c) Exercise Price. The Administrator shall establish the exercise price of each SAR and specify it in the applicable SAR agreement. The exercise price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Administrator approves the grant of a SAR with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date. Notwithstanding the foregoing, in the case of a SAR that is a Substitute Award, the purchase price per share of the shares of Common Stock subject to such SAR may be less than the Fair Market Value per share on the date of grant; provided that the purchase price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.
(d) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Administrator may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.
(e) Exercise of SARs. SARs may be exercised by delivery to the Company or its designee of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Company, together with any other documents required by the Company.
(f) Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (1) no outstanding SAR granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding SAR (other than adjustments pursuant to Section 9); (2) the Administrator may not cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled SAR; (3) the Administrator may not cancel in exchange for a cash payment any outstanding SAR with a grant price per share above the then-current Fair Market Value; and (4) the Administrator may not take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NYSE.
(g) No Reload Rights. No SAR granted under the Plan shall contain any provision entitling the grantee to the automatic grant of additional SARs in connection with any exercise of the original SAR.
7. Restricted Stock; Restricted Stock Units.
(a) General. The Administrator may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Administrator in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Administrator for such Award. Instead of granting Awards for Restricted Stock, the Administrator may grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests or such later time on or after such Award vests as may be specified in such Award (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).
(b) Terms and Conditions for All Restricted Stock Awards. The Administrator shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.
(c) Additional Provisions Relating to Restricted Stock.
(1) Dividends. Subject to Section 11(d) of this Plan, Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares. Unless otherwise provided by the Administrator, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.
(2) Stock Certificates. The Company may require that shares issued in respect of Restricted Stock be issued in book entry only, in the name of the Participant with appropriate transfer and forfeiture restrictions, or alternatively, that any stock certificates issued in respect of shares of Restricted Stock shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Company, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.
(d) Additional Provisions Relating to Restricted Stock Units.
(1) Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the applicable Award agreement. The Administrator may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Code Section 409A.
(e) Deferred Delivery of Shares. The Administrator may, at the time any Restricted Stock Award is granted, provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant shall instead receive an instrument evidencing the right to future delivery of Common Stock at such time or times, and on such

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Appendix B
conditions, as the Administrator shall specify in a manner that complies with Code Section 409A.
8. Other Stock-Based Awards.
(a) General. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation (or deferred compensation) to which a Participant is otherwise entitled, including fees deferred under the Director Plan. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Administrator shall determine.
(b) Terms and Conditions. Subject to the provisions of the Plan, the Administrator shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.
9. Adjustments for Changes in Common Stock and Certain Other Events.
(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (1) the number and class of securities available under this Plan, (2) the sub-limits and share counting rules set forth in Sections 4(a) and 4(b), (3) the number and class of securities and exercise price per share of each outstanding Option, (4) the share and per-share provisions and the exercise price of each SAR, (5) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (6) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Administrator. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.
(b) Reorganization and Change in Control Events.
(1) Definitions.
(A) A “Reorganization Event” shall mean:
(i) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled;
(ii) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction; or
(iii) any complete liquidation or dissolution of the Company.
(B) A “Change in Control Event” shall mean:
(i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (I) any acquisition directly by the Company; (II) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (III) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or
(ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or
(iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors.
(C) “Cause” shall have the meaning set forth in the Participant’s employment or other agreement with the Company or an applicable Parent, Subsidiary or Affiliate, provided that if the Participant is not a party to any such employment or other agreement or such employment or other agreement does not contain a definition of Cause, then Cause shall mean:
(i) the willful and continued failure of the Participant to perform substantially the Participant’s duties with the Company or the applicable Parent, Subsidiary or Affiliate (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Participant by the Company or the applicable Parent, Subsidiary or Affiliate that specifically identifies the alleged manner in which the Participant has not substantially performed the Participant’s duties; or
(ii) the willful engaging by the Participant in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company or the applicable Parent, Subsidiary or Affiliate.

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For purposes of this definition, no act or failure to act on the part of the Participant shall be considered “willful” unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant’s action or omission was in the best interests of the Company or the applicable Parent, Subsidiary or Affiliate.
(D) “Good Reason” shall have the meaning set forth in the Participant’s employment, change in control, or other agreement with the Company or an applicable Parent, Subsidiary or Affiliate (“Individual Agreement”), provided that if the Participant is not a party to any such employment or other agreement or such employment or other agreement does not contain a definition of Good Reason, then Good Reason shall mean the occurrence, on or after a Change in Control Event and without the affected Participant’s written consent, of any of the events or circumstances set forth in clauses (i) through (vii) below. Notwithstanding the occurrence of any such event or circumstance, such occurrence shall not be deemed to constitute Good Reason unless, prior to the effective date of an employment termination (“Date of Termination”) the Participant has provided written notice to the Company or the applicable Parent, Subsidiary or Affiliate of not less than 15 days identifying the reason for the Participant’s planned departure (“Notice of Termination”); provided, however, that if the event or circumstance identified by the Participant has been fully corrected and the Participant has been reasonably compensated for any losses or damages resulting therefrom (provided that such right of correction by the Company or the applicable Parent, Subsidiary or Affiliate shall only apply to the first Notice of Termination for Good Reason given by the Participant), the Participant shall not be deemed to have Good Reason for termination under the Plan.
(i) the assignment to the Participant of duties inconsistent in any material respect with the Participant’s position (including status, offices, titles and reporting requirements), authority or responsibilities in effect immediately prior to the earliest to occur of (I) the Change in Control Event; (II) the date of the execution by the Company of the initial written agreement or instrument providing for the Change in Control Event; or (III) the date of the adoption by the Administrator of a resolution providing for the Change in Control Event (with the earliest to occur of such dates referred to herein as the “Measurement Date”) or a material diminution in such position, authority or responsibilities;
(ii) a material reduction in the Participant’s annual base salary as in effect on the Measurement Date or as the same was or may be increased thereafter from time to time;
(iii) the failure by the Company or the applicable Parent, Subsidiary or Affiliate to (I) continue in effect any material compensation or benefit plan or program, including without limitation any life insurance, medical, health and accident or disability plan and any vacation or automobile program or policy, in which the Participant participates or which is applicable to the Participant immediately prior to the Measurement Date (a “Benefit Plan”), unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan or program; (II) continue the Participant’s participation therein (or in such substitute or alternative plan) on a basis not materially less favorable than the basis existing immediately prior to the Measurement Date; (III) award cash bonuses to the Participant in amounts and in a manner substantially consistent with past practice in light of the Company’s financial performance; or (IV) continue to provide any material fringe benefit enjoyed by Participant immediately prior to the Measurement Date;
(iv) a change by the Company or the applicable Parent, Subsidiary or Affiliate in the location at which the Participant performs the Participant’s principal duties to a new location that is both (I) outside a radius of 50 miles from the Participant’s principal residence immediately prior to the Measurement Date; and (II) more than 30 miles from the location at which the Participant performed the Participant’s principal duties for the Company or the applicable Parent, Subsidiary or Affiliate immediately prior to the Measurement Date; or a requirement by the Company or the applicable Parent, Subsidiary or Affiliate that the Participant travel on business to a substantially greater extent than required immediately prior to the Measurement Date;
(v) the failure of the Company or the applicable Parent, Subsidiary or Affiliate to obtain the agreement from any successor to the Company to assume and agree to perform the Participant’s Individual Agreement;
(vi) a purported termination of the Participant’s employment which is not effected in accordance with the Participant’s Individual Agreement; or
(vii) any failure of the Company or the applicable Parent, Subsidiary or Affiliate to pay or provide to the Participant any portion of the Participant’s compensation or benefits due under any Benefit Plan within seven days of the date such compensation or benefits are due, or any material breach by the Company or the applicable Parent, Subsidiary or Affiliate of any Individual Agreement.
The Participant’s right to terminate the Participant’s employment for Good Reason shall not be affected by the Participant’s incapacity due to physical or mental illness.
(2) Effect of Reorganization Event on Options. Upon the occurrence of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to a Reorganization Event (regardless of whether such event will result in a Change in Control Event), the Administrator shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Administrator) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event. Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, or in the event of a liquidation or dissolution of the Company, the Administrator may take any one or more of the following actions as to all or any (or any portion of) outstanding Options on such terms as the Administrator determines: (A) upon written notice to a Participant, provide that the Participant’s unexercised Options will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice; (B) provide that outstanding Options shall become exercisable, realizable, or deliverable, or restrictions applicable to an Option shall lapse, in whole or in part prior to or upon such Reorganization Event; (C) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to the excess, if any, of (i) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Options (if the exercise price does not exceed the Acquisition Price) over (ii) the aggregate exercise price of all such outstanding Options and any applicable tax withholdings, in exchange for the termination of such Options; (D) provide that, in connection with a liquidation or dissolution of the Company, Options shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings); and (E) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b), the Administrator shall not be obligated by the Plan to treat all Options, all Options held by a Participant, or all Options of the same type, identically. In the

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Appendix B
event of a Reorganization Event that does not also constitute a Change in Control Event, then to the extent all or any portion of an Option becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price. Such repurchase right (i) shall lapse at the same rate as the Option would have become exercisable under its terms and (ii) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to the first sentence of this paragraph. The Board may impose a limitation on the ability of Participants holding Options and/or SARs to exercise their Awards for the minimum number of days prior to the closing of the Reorganization Event as is reasonably necessary to facilitate the orderly closing of the Reorganization Event. The Company shall provide reasonable notice to Participants of any such limitation on exercise.
(3) Effect of Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall, unless the Administrator determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.
(4) Effect of Reorganization Event on Stock Appreciation Rights and Other Stock-Based Awards. The Administrator may specify in an Award at the time of the grant the effect of a Reorganization Event on any SAR and Other Stock-Based Award.
(5) Effect of Change in Control Event on Awards.
(A) Unless otherwise determined by the Administrator at the time of the grant or evidenced in an applicable instrument evidencing an Award or employment or other agreement, in the event that a Participant’s employment or service is terminated by the Company without Cause or by the Participant for Good Reason, in each case within eighteen (18) months following a Change in Control Event:
(i) any Award carrying a right to exercise that was not previously vested and exercisable shall become fully vested and exercisable and all outstanding Awards shall remain exercisable for one (1) year following such date of termination of employment or service but in no event beyond the original term of the Award and shall thereafter terminate; and
(ii) the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any Award other than an Award described in (i) shall lapse and such Awards shall be deemed fully vested, and any performance conditions imposed with respect to Awards shall be deemed to be achieved at the higher of (x) the target level for the applicable performance period or (y) the level of achievement of such performance conditions for the most recently concluded performance period.
(B) Notwithstanding subparagraph (A) of this Section 9(b)(5), upon a Change in Control Event, the Administrator shall have the discretion to:
(i) accelerate the vesting or payment of any Award effective immediately upon the occurrence of a Change in Control Event; or
(ii) convert the vesting of performance-based Awards to a time-based vesting schedule as deemed appropriate by the Administrator;
in each case only to the extent that such action would not cause any Award to result in deferred compensation that is subject to the additional twenty percent (20%) tax under Section 409A of the Code.
(6) Director Plan Awards. Notwithstanding the provisions of this Section 9, in connection with a “Change in Control” (as defined in the Director Plan) the treatment of Awards subject to the Director Plan shall be governed by the terms of the Director Plan.
10. General Provisions Applicable to Awards.
(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Administrator may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act, provided that Incentive Stock Options and Awards that are subject to Section 409A of the Code may be transferable only to the extent permitted by the Code; provided, further, that the Company shall not be required to recognize any such transfer until such time as the Participant and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.
(b) Documentation. Each Award shall be evidenced on such form, and containing such terms and conditions, as the Administrator shall determine and shall be delivered in such manner as the Company shall determine, including in writing, electronically or otherwise. The Award may be in the form of an agreement signed by the Company and the Participant or a written or electronic confirming memorandum to the Participant from the Company. Each Award may contain terms and conditions in addition to those set forth in the Plan.
(c) Administrator Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Administrator need not treat Participants uniformly.
(d) Termination of Status. The Administrator shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.
(e) Withholding of Tax-Related Items. The Participant must satisfy all applicable U.S. or non-U.S. federal, state, and local taxes, as well as any social insurance or social security contributions and any other applicable taxes or charges which may be required to be withheld or paid in connection with such award (collectively, “Tax-Related Items”) before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any Tax-Related Items withholding obligations of the Company or a Parent, Subsidiary or Affiliate, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Further, to the extent permitted by the terms of an Award agreement, the Company may, in its sole discretion, satisfy any Tax-Related Items withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the U.S. Federal Reserve Board; or (vi) by such other method as may be set forth in the Award agreement.
(f) Amendment of Award. Except as otherwise provided in Section 5(g) and Section 6(f) with respect to repricings or Section 11(g) with respect to actions requiring stockholder approval, the Administrator may amend, modify or terminate any outstanding Award, including but not

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Appendix B
limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (1) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant’s rights under the Plan; (2) the change is permitted under Section 9 hereof; or (3) the Administrator determines that the amendment, modification or termination of the Award is necessary to facilitate compliance with applicable law.
(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (1) all conditions of the Award have been met or removed to the satisfaction of the Company; (2) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations; and (3) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
(h) Acceleration. The Administrator may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.
(i) Performance Awards.
(1) Grants. Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 10(i) (“Performance Awards”).
(2) Performance Measures. The granting, payment and/or vesting of Performance Awards may be based on any one or more of the performance measures detailed below or on such other performance measures or criteria as selected by the Board or Committee, in its discretion which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Board or Committee: (A) earnings per share, (B) earnings, (C) earnings growth, (D) earnings before interest, taxes and amortization (EBITA), (E) operating income, (F) operating margins, (G) revenues, (H) expenses, (I) stock price, (J) market share, (K) charge offs, (L) reductions in non- performing assets, (M) return on sales, assets, equity or investment, (N) regulatory compliance, (O) satisfactory internal or external audits, (P) improvement of financial ratings, (Q) achievement of balance sheet or income statement objectives, (R) net cash provided from continuing operations, (S) stock price appreciation, (T) total stockholder return, (U) cost control, (V) strategic initiatives, (W) net operating profit after tax, (X) pre-tax or after-tax income, (Y) cash flow or (Z) environmental, social and governance criteria, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Board or Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items and any other unusual or non-recurring items, (ii) discontinued operations, (iii) gains or losses on the dispositions of discontinued operations, (iv) the cumulative effects of changes in accounting principles, (v) the write down of any asset, (vi) charges for restructuring and rationalization programs, (vii) other non-cash charges or items, (viii) gains or losses related to financing activities, (ix) the effect of acquisitions, or (x) gains or losses as a result of foreign currency conversions or fluctuations in foreign currency exchange rates. Such performance measures: (I) may vary by Participant and may be different for different Awards; and (II) may be particular to a Participant or the department, branch, line of business, subsidiary or Board or other unit in which the Participant works and may cover such period as may be specified by the Committee.
(3) Outstanding Qualified Performance-Based Awards. All provisions of the Plan governing Outstanding Qualified Performance-Based Awards that were in effect prior to the Effective Date of the Plan shall continue in effect with respect to Outstanding Qualified Performance-Based Awards, notwithstanding the elimination of such provisions from the Plan as of the Effective Date. Further, the amendment or restatement of the Plan as of the Effective Date shall not affect the terms and conditions of any Outstanding Qualified Performance Based-Award or any other award that the Company intends to qualify for grandfathering under P.L. 115-97, Section 13601(e)(2), to the extent that it would result in a material modification of such award within the meaning of such Section 13601(e)(2). For purposes of this Section 10(i)(4), “Outstanding Qualified Performance-Based Award” means any award granted prior to the Effective Date that is outstanding as of the Effective Date and that is intended to constitute “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code, as in effect prior to its amendment by the U.S. Tax Cuts and Jobs Act, P.L. 115-97.
11. Miscellaneous.
(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.
(b) Recoupment of Awards. The Administrator may provide in the terms of an applicable Award that the Award (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any share of Common Stock underlying the Award) may be subject to recoupment as required by any clawback policy implemented by the Company or by the applicable provisions of any law (including without limitation Section 10D of the Exchange Act), government regulation or stock exchange listing requirement. No recovery of compensation under such a clawback policy or applicable law will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company, or a Parent, Subsidiary or Affiliate.
(c) Treatment of Fractional Share Issuance. The treatment of fractional shares, including in connection with vesting or issuance of shares of Common Stock pursuant to an Award, or in connection with the satisfaction of Tax-Related Items, and including any rounding conventions or requirements, shall be subject to such administrative rules, uniformly administered, as the Administrator and Plan’s stock plan administrator shall from time to time determine.
(d) Dividend Equivalents and Dividends. An amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”), may be granted by the Administrator, either alone or in tandem with another Award (other than an Option or SAR), based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Participant and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. Dividend Equivalents with respect to an Award that are based on dividends paid prior to the vesting of such Award shall be paid out to the Participant only to the extent that the vesting conditions are subsequently satisfied and the Award vests and in no event may any Award provide for a Participant’s receipt of any other dividends prior to the vesting of such Award.
(e) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder, including voting rights, with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.
(f) Effective Date and Term of Plan. The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date. Further, no Incentive Stock Option may be granted after the tenth anniversary of February 22, 2023.
(g) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (1) no amendment that would require stockholder approval under the rules of the NYSE may be made effective unless and until such amendment

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Appendix B
shall have been approved by the Company’s stockholders; and (2) if the NYSE amends its corporate governance rules so that such rules no longer require stockholder approval of material revisions to equity compensation plans, then, from and after the effective date of such amendment to the NYSE rules, no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 9), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless stockholder approval is obtained. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(g) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan.
(h) Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish sub-plans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters. All modifications and/or sub-plans adopted by the Administrator shall be deemed to be part of the Plan, but each modification and/or sub-plan shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any materials pertaining to the modification and/or sub-plan to Participants in any jurisdiction which is not the subject of such modification and/or sub-plan.
(i) Compliance with Code Section 409A. No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Administrator, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. Accordingly, the terms of this Plan shall be interpreted as necessary to provide payments that comply with (or are exempt from) the requirements of Section 409A. As an example, and without limiting the scope of the foregoing, to the extent that an Award provides for the deferral of compensation and is subject to (and not exempt from) Section 409A and the Award provides payment upon a Change in Control Event or provides for a different time and form of payment in connection with terminations following a Change in Control Event, a Change in Control Event shall in the context of such payment provisions mean an event that both (1) is described as a Change in Control Event and (2) is described in Code Section 409A(a)(2)(A)(v). Except as otherwise provided in individual Award agreements initially or by amendment, if and to the extent any portion of any payment, compensation or other benefit provided to a Participant in connection with the Participant’s employment termination is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, as determined by the Company in accordance with its procedures, by which determination the Participant (through accepting the Award) agrees that the Participant is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Code Section 409A) (the “New Payment Date”), except as Code Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Administrator.
(j) Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee, or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument the Participant executes in the Participant’s capacity as a director, officer, other employee, or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising out of any act or omission to act concerning this Plan unless arising out of such person’s own fraud or bad faith.
(k) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

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Appendix C
2023 Global Employee Stock Purchase Plan
1. Purpose of the Plan. The purpose of the Thermo Fisher Scientific Inc. 2023 Global Employee Stock Purchase Plan, as may be amended from time to time (the “Plan”), is to provide Eligible Employees of Thermo Fisher Scientific Inc., a Delaware corporation (or any successor corporation) (the “Company”) and its subsidiaries and affiliates that are designated for Plan participation with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Company’s common stock, par value $1.00 per share (“Shares”). The Company intends for offerings under the Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (each, a “Section 423 Offering”); provided, however, that the Company may also authorize the grant of rights under offerings of the Plan that are not intended to comply with the requirements of Section 423 of the Code, pursuant to any rules, procedures, agreements, appendices, or sub-plans adopted for such purpose (each, a “Non-423 Offering”).
2. Number of Reserved Shares. Subject to adjustment pursuant to Section 15 hereof, 12,000,000 Shares may be sold pursuant to the Plan. Such Shares may be authorized but unissued Shares, treasury Shares or Shares purchased in the open market. For avoidance of doubt, up to the maximum number of Shares reserved under this Section 2 may be used to satisfy purchases of Shares under Section 423 Offerings and any remaining portion of such maximum number of Shares may be used to satisfy purchases of Shares under Non-423 Offerings.
3. Administration of the Plan.
(a) Committee as Administrator. The Plan will be administered by the Committee. Notwithstanding anything in the Plan to the contrary, subject to Applicable Law, any authority or responsibility that, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board.
(b) Powers of the Committee. The Committee will have full power and authority to: administer the Plan, including, without limitation, the authority to: (i) construe, interpret, reconcile any inconsistency in, correct any default in and supply any omission in, and apply the terms of the Plan and any enrollment form or other instrument or agreement relating to the Plan; (ii) determine eligibility and adjudicate all disputed claims filed under the Plan, including whether Eligible Employees will participate in a Section 423 Offering or a Non-423 Offering and which Subsidiaries and Affiliates of the Company will be Participating Subsidiaries participating in either a Section 423 Offering or a Non-423 Offering (within the limits of the Plan); (iii) determine the terms and conditions of any right to purchase Shares under the Plan; (iv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the Plan; (v) amend an outstanding right to purchase Shares, including any amendments to a right that may be necessary for purposes of effecting a transaction contemplated under Section 15 hereof (including, but not limited to, an amendment to the class or type of stock that may be issued pursuant to the exercise of a right or the Purchase Price applicable to a right), provided that the amended right otherwise conforms to the terms of the Plan; and (vi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan including, without limitation, the adoption of such any rules, procedures, agreements, appendices, or sub-plans (collectively, “Sub-Plans”) as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the United States, as further set forth in Section 3(c) below.
(c) Non-U.S. Sub-Plans. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt such Sub-Plans relating to the operation and administration of the Plan to accommodate local laws, customs and procedures for jurisdictions outside of the United States, the terms of which Sub-Plans may take precedence over other provisions of this Plan, with the exception of Section 2 hereof, but unless otherwise superseded by the terms of such Sub-Plan, the provisions of this Plan will govern the operation of such Sub-Plan. To the extent inconsistent with the requirements of Section 423, any such Sub-Plan will be considered part of a Non-423 Offering, and purchase rights granted thereunder will not be required by the terms of the Plan to comply with Section 423 of the Code. Without limiting the generality of the foregoing, the Committee is authorized to adopt Sub-Plans for particular non-U.S. jurisdictions that modify the terms of the Plan to meet applicable local requirements, customs or procedures regarding, without limitation, (i) eligibility to participate; (ii) the definition of Eligible Pay; (iii) the dates and duration of Offering Periods or other periods during which Participants may make Contributions towards the purchase of Shares; (iv) the method of determining the Purchase Price and the discount from Fair Market Value at which Shares may be purchased; (v) any minimum or maximum amount of Contributions a Participant may make in an Offering Period or other specified period under the applicable Sub-Plan; (vi) the treatment of purchase rights upon a Change in Control or a change in capitalization of the Company; (vii) the handling of payroll deductions; (viii) establishment of bank, building society or trust accounts to hold Contributions; (ix) payment of interest; (x) conversion of local currency; (xi) obligations to pay payroll tax; (xii) determination of beneficiary designation requirements; (xiii) withholding procedures; and (xiv) handling of Share issuances.
(d) Binding Authority. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan and any enrollment form or other instrument or agreement relating to the Plan will be made in the Committee’s sole discretion and will be final, binding and conclusive for all purposes and upon all interested persons.
(e) Delegation of Authority. To the extent not prohibited by Applicable Law, the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees of the Committee or to one or more officers of the Company or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. For purposes of the Plan, reference to the Committee will be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to this Section 3(e) to the extent of such delegation, as applicable.
4. Eligible Employees.
(a) General. Unless otherwise provided by the Committee, any individual who is (i) an Eligible Employee as of the commencement of an Offering Period and (ii) customarily employed by the Company or a Participating Subsidiary more than twenty (20) hours per week and at least five (5) months per calendar year, will be eligible to participate in the Plan, subject to the requirements of Section 6.
(b) Non-U.S. Employees. An Eligible Employee who works for a Participating Subsidiary and is a citizen or resident of a jurisdiction other than the U.S. (without regard to whether such individual also is a citizen or resident of the U.S. or is a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employee is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or a Section 423 Offering to violate Section 423 of the Code. In the case of a Non-423 Offering, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Committee has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practicable for any reason.
(c) Code Section 423 Limitations. Notwithstanding any provisions of the Plan to the contrary, no Eligible Employee will be granted a right to purchase Shares (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase capital stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) under a Section 423 Offering, to the extent that the Participant’s rights to purchase capital stock under all employee stock purchase plans of the Company and any Parent and Subsidiaries accrues at a rate that exceeds Twenty-Five Thousand Dollars (US$25,000) worth of such stock (determined at the Fair Market Value of the shares of such

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stock at the time such right is granted) for each calendar year in which such purchase right is outstanding, or such other limit as provided for under Section 423(b)(8) of the Code.
(d) Other Limitations on Eligibility. The Committee, in its discretion, from time to time may, prior to an Enrollment Period for all purchase rights to be granted in an Offering, determine (on a uniform and nondiscriminatory basis for Section 423 Offerings) that the definition of Eligible Employee will or will not include an individual if the individual: (i) has not completed at least two (2) years of service since the Participant’s last hire date (or such lesser period of time as may be determined by the Committee in its discretion); (ii) is a highly compensated employee within the meaning of Section 414(q) of the Code; or (iii) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or who is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Section 423 Offering in an identical manner to all highly compensated individuals of the Participating Subsidiary whose employees are participating in that Offering.
5. Offering Periods. Shares shall be offered for purchase under the Plan through a series of successive and/or overlapping Offering Periods until such time as (i) the maximum number of Shares available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated. Under no circumstances shall any purchase rights granted under the Plan be exercised, nor shall any Shares be issued hereunder, until such time as (i) the Plan shall have been approved by the Company’s shareholders and (ii) the Company shall have complied with all applicable requirements of the U.S. Securities Act of 1933 (as amended), all applicable listing requirements of any securities exchange on which the Shares are listed, and all other applicable requirements established by law or regulation. Unless otherwise determined by the Committee, the Plan shall be implemented in a series of consecutive Offering Periods, each to be of such duration (not to exceed twenty-seven (27) months per Offering Period) as determined by the Committee prior to the commencement date of the Offering Period. Offering Periods may commence at any time as determined by the Committee, including at quarterly or semi-annual intervals over the term of the Plan, and may consist of one or more Purchase Periods during which Contributions are collected from Participants and accumulated under the Plan. The Committee will announce the date each Offering Period will commence and the duration of that Offering Period and its applicable Purchase Period(s) in advance of the first day of such Offering Period. To the extent that the Committee establishes additional or overlapping Offering Periods, the Committee will have discretion to structure an Offering Period so that if the Fair Market Value of a Share on the first Trading Day of the Offering Period in which a Participant is currently enrolled is higher than the Fair Market Value of a Share on the first Trading Day of any subsequent Offering Period, the Company will automatically enroll such Participant in the subsequent Offering Period and will terminate the Participant’s participation in such original Offering Period.
6. Participation.
(a) Enrollment and Payroll Deductions. An Eligible Employee may elect to participate in an Offering Period under the Plan during any Enrollment Period. Any such election will be made by completing the online enrollment process through the Company’s designated Plan broker or, if permitted by the Company, by completing and submitting an enrollment form to the Company during such Enrollment Period, authorizing Contributions in whole percentages of the Eligible Employee’s Eligible Pay for the Purchase Period within the Offering Period to which the deduction applies. A Participant may elect to increase or decrease the rate of such Contributions during any subsequent Enrollment Period by submitting the appropriate form online through the Company’s designated Plan broker or, if permitted by the Company, to the Company, provided that no change in Contributions will be permitted to the extent that such change would result in total Contributions exceeding any maximum amount as may be determined by the Committee.
(b) Election Changes. A Participant may reduce the Participant’s rate of Contributions during a Purchase Period to become effective as soon as possible after completing an amended enrollment form (either through the Company’s designated Plan broker online Plan enrollment process, or if permitted by the Company, by submitting the appropriate form to the Company). The Compensation Committee, in its discretion, may adopt rules limiting the number of payroll deduction rate changes a participant may make in a single offering period or purchase period.
(c) Participation in Subsequent Offering Periods. Once an Eligible Employee elects to participate in an Offering Period, then such Participant will automatically participate in the Offering Period commencing immediately following the last day of such Offering Period at the same contribution level as was in effect in the prior Offering Period unless the Participant elects to increase or decrease the rate of Contributions or withdraws from this Plan. A Participant that is automatically enrolled in a subsequent Offering Period pursuant to this Section 6 is not required to file any additional documentation in order to continue participation in the Plan.
(d) Committee Authority. The Committee has the authority to change the foregoing rules set forth in this Section 6 regarding participation in the Plan.
7. Withdrawals. A Participant may withdraw from an Offering Period by submitting the appropriate form online through the Company’s designated Plan broker or, if permitted by the Company, to the Company. A notice of withdrawal must be received by the relevant deadline as prescribed by the Committee. Upon receipt of such notice, automatic deductions of Contributions on behalf of the Participant will be discontinued commencing with the payroll period immediately following the effective date of the notice of withdrawal, and such Participant will not be eligible to participate in the Plan until the next Enrollment Period. Unless otherwise determined by the Committee, amounts credited to the contribution account of any Participant who withdraws prior to the date set forth in this Section 7 will be refunded, without interest (unless required by Applicable Law), as soon as practicable.
8. Contributions. The Company will establish an account in the form of a bookkeeping entry for each Participant for the purpose of tracking Contributions made by each Participant during the Offering Period, and will credit all Contributions made by each Participant to such account. The Company will not be obligated to segregate the Contributions from the general funds of the Company or any Participating Subsidiary nor will any interest be paid on such Contributions, unless otherwise determined by the Committee or required by Applicable Law. All Contributions received by the Company for Shares sold by the Company on any Purchase Date pursuant to this Plan may be used for any corporate purpose.
9. Purchase of Shares.
(a) Subject to the limitations set forth in Section 4(c), each Participant’s purchase right will be exercised on the applicable Purchase Date, and Shares will be purchased on behalf of each Participant by applying the Participant’s Contributions for the applicable Purchase Period to the purchase of Shares, which may include fractional Shares in the Committee’s sole discretion, at the Purchase Price applicable to that Purchase Date. Unless otherwise determined by the Committee, any amount remaining in a Participant’s account that was not applied to the purchase of Shares because it was insufficient to purchase a whole Share or a fractional Share, as applicable, will be carried forward for the purchase of Shares on the next following Purchase Date. However, any amounts not applied to the purchase of Shares during an Offering Period for any reason other than as described in the foregoing sentence shall be promptly refunded without interest (unless required by Applicable Law), following such Purchase Date and will not be carried forward for the purchase of Shares on any subsequent Purchase Date.
(b) In the absence of affirmative action by the Board or Committee, the maximum number of Shares that may be purchased during any Offering Period shall be that number of whole, and, if applicable, fractional Shares determined by dividing $50,000, or such higher dollar amount as permitted by the requirements of Section 423 of the Code, by the Fair Market Value of a Share on the first Trading Day of the Offering Period or such other maximum number of Shares as may be established for an Offering Period by the Committee (in each case subject to adjustment pursuant to Section 16 hereof). If the total number of Shares which all Participants elect to purchase, together with any Shares already purchased under the Plan, exceeds the total number of Shares which may be purchased under the Plan pursuant to Section 2, the number of Shares which each Participant is permitted to purchase shall be proportionately reduced.
10. Taxes. At the time a Participant’s purchase right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the Shares acquired under the Plan, the Participant will make adequate provision for any Tax-Related Items. In its sole discretion, and except as otherwise

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determined by the Committee, the Company or the Participating Subsidiary that employs the Participant may satisfy its obligations to withhold Tax-Related Items by (a) withholding from the Participant’s wages or other compensation; (b) withholding a sufficient whole number of Shares otherwise issuable following purchase having an aggregate Fair Market Value sufficient to pay the Tax-Related Items required to be withheld with respect to the Shares; or (c) withholding from proceeds from the sale of Shares issued upon purchase, either through a voluntary sale or a mandatory sale arranged by the Company.
11. Brokerage Accounts or Plan Share Accounts. By enrolling in the Plan, each Participant will be deemed to have authorized the establishment of a brokerage account on the Participant’s behalf at a securities brokerage firm selected by the Committee. Alternatively, the Committee may provide for Plan share accounts for each Participant to be established by the Company or by an outside entity selected by the Committee which is not a brokerage firm. As soon as administratively practicable after the Purchase Date, the Company shall deliver Shares purchased by a Participant pursuant to the Plan to the Participant’s brokerage or Plan share account.
12. Rights as a Stockholder. A Participant will have no rights as a stockholder with respect to Shares subject to any rights granted under this Plan or any Shares deliverable under this Plan unless and until recorded in the books of the brokerage firm selected by the Committee or, as applicable, the Company, its transfer agent, stock plan administrator or such other outside entity which is not a brokerage firm.
13. Transferability. Neither payroll deductions credited to a Participant’s account nor any other rights granted under this Plan are transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during a Participant’s lifetime only by the Participant.
14. Termination of Employment.
(a) General. Upon a Participant ceasing to be an Eligible Employee for any reason prior to a Purchase Date, Contributions for such Participant will be discontinued and any amounts then credited to the Participant’s contribution account will be refunded, without interest (unless otherwise required under Applicable Law), as soon as practicable, except as otherwise determined by the Committee. For the avoidance of doubt, if a Participant’s last day of employment with a Participating Subsidiary is on a Purchase Date, the Participant’s payroll deductions accumulated during the Offering Period will be applied to purchase Shares on such Purchase Date.
(b) Leave of Absence. Subject to the discretion of the Committee, if a Participant is granted a paid leave of absence, payroll deductions on behalf of the Participant will continue and any amounts credited to the Participant’s contribution account may be used to purchase Shares as provided under the Plan. If a Participant is granted an unpaid leave of absence, payroll deductions on behalf of the Participant will be discontinued and no other Contributions will be permitted (unless otherwise determined by the Committee or required by Applicable Law), but any amounts then credited to the Participant’s contribution account may be used to purchase Shares on the next applicable Purchase Date. Where the period of leave exceeds three (3) months and the Participant’s right to reemployment is not guaranteed by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave.
(c) Transfer of Employment. Unless otherwise determined by the Committee, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company or a Participating Subsidiary will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if a Participant transfers from a Section 423 Offering to a Non-423 Offering, the exercise of the Participant’s purchase right will be qualified under the Section 423 Offering only to the extent that such exercise complies with Section 423 of the Code. If a Participant transfers from a Non-423 Offering to a Section 423 Offering, the exercise of the Participant’s purchase right will remain non-qualified under the Non-423 Offering.
15. Adjustment Provisions.
(a) Changes in Capitalization. In the event of any change affecting the number, class, value, or terms of the Shares resulting from a recapitalization, stock split, reverse stock split, stock dividend, split up, spin-off, combination, reclassification or exchange of Shares, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution (but excluding any regular cash dividend), then the Committee, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Shares that may be delivered under the Plan (including the numerical limit of Section 2), the Purchase Price per Share and the number of Shares covered by each right under the Plan that has not yet been exercised. For the avoidance of doubt, the Committee may not delegate its authority to make adjustments pursuant to this Section. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number or price of Shares subject to a purchase right.
(b) Change in Control. In the event of a merger or consolidation involving the Company, a transaction in which the Company becomes a subsidiary of another entity, a sale or other disposition of all or substantially all of the assets of the Company (including a liquidation of the Company) or any other transaction which the Board determines to be a similar transaction (any of the foregoing, a “Change in Control”), each outstanding Participant’s right to purchase Shares shall be equitably adjusted and assumed by the successor corporation or a parent or Subsidiary of the successor corporation, or substituted for the equivalent right to purchase Shares by the successor corporation or a parent or Subsidiary of the successor corporation. In the event that the successor corporation in a Change in Control refuses to assume or substitute the right to purchase Shares or the successor corporation is not a publicly traded corporation, the Offering Period then in progress shall be shortened by setting a New Purchase Date and shall end on the New Purchase Date. The “New Purchase Date” shall be a Trading Day determined by the Committee, in its discretion, which occurs before the date of the consummation of the Company’s proposed Change in Control. The Committee shall notify each Participant in writing, at least ten (10) Trading Days prior to the New Purchase Date (or such other date as may be specified by the Committee), that the Purchase Date for the Participant’s right to purchase Shares has been changed to the New Purchase Date and that Shares shall be purchased automatically for the Participant on the New Purchase Date, unless the Participant has withdrawn from the Offering Period prior to such date, as provided in Section 7 hereof.
16. Amendments and Termination of the Plan. The Board or the Committee may amend the Plan at any time, provided that, if stockholder approval is required pursuant to Applicable Law, then no such amendment will be effective unless approved by the Company’s stockholders within such time period as may be required. The Board may suspend the Plan or discontinue the Plan at any time, including shortening an Offering Period in connection with a spin-off or other similar corporate event. Upon termination of the Plan, all Contributions will cease and all amounts then credited to a Participant’s account will be equitably applied to the purchase of whole Shares, or if permitted by the Committee, fractional Shares, then available for sale, and any remaining amounts will be promptly refunded, without interest, to Participants. For the avoidance of doubt, the Board or Committee, as applicable herein, may not delegate its authority to make amendments to or suspend the operations of the Plan pursuant to this Section.
17. Effective Date; Stockholder Approval. The Plan shall take effect on the date the Plan is approved by the stockholders of the Company, which approval, for purposes of Section 423 of the Code, must occur within twelve months of the adoption of the Plan by the Board.
18. Conditions Upon Issuance of Shares. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S. Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to participation in the Plan, the Company may require Participants to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law. The Company is under no obligation to register or qualify the Shares with any state or foreign securities commission, or to seek

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Appendix C
approval or clearance from any governmental authority for the issuance or sale of the Shares.
19. Code Section 409A; Tax Qualification.
(a) Code Section 409A. Rights to purchase Shares granted under a Section 423 Offering are exempt from the application of Section 409A of the Code and rights to purchase Shares granted under a Non-423 Offering are intended to be exempt from Section 409A of the Code pursuant to the “short-term deferral” exemption contained therein. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that a right granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause a right under the Plan to be subject to Section 409A of the Code, the Committee may amend the terms of the Plan and/or of an outstanding right granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding right or future right that may be granted under the Plan from or to allow any such rights to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company will have no liability to a Participant or any other party if the right to purchase Shares under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto. The Company makes no representation that the right to purchase Shares under the Plan is compliant with Section 409A of the Code.
(b) Tax Qualification. Although the Company may endeavor to (i) qualify a right to purchase Shares for favorable tax treatment under the laws of the U.S. or jurisdictions outside of the U.S. or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 19(a) hereof. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.
20. No Employment Rights. Participation in the Plan will not be construed as giving any Participant the right to be retained as an employee of the Company, a Subsidiary, or an Affiliate may dismiss any Participant from employment at any time, free from any liability or any claim under the Plan.
21. Governing Law; Choice of Forum. Except to the extent that provisions of this Plan are governed by applicable provisions of the Code or any other substantive provision of U.S. federal law, this Plan will be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to the conflict of laws principles thereof.
22. Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee, or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument that is executed in the individual's capacity as a director, officer, other employee, or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Committee’s” approval) arising out of any act or omission to act concerning this Plan unless arising out of such person’s own fraud or bad faith.
23. Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
24. Definitions. Any term not expressly defined in the Plan shall have the same meaning as set forth in Section 423 of the Code. Whenever the following words and phrases are used in the Plan, they shall have the respective meanings set forth below:
(a) “Affiliate” means any person or entity that directly or indirectly controls or is controlled by the Company. The term “control” (including, with correlative meaning, the terms “controlled by”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.
(b) “Applicable Law” means the requirements relating to the administration of equity-based awards under state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any non-U.S. jurisdiction where rights are, or will be, granted under the Plan.
(c) “Board” means the Board of Directors of the Company.
(d) “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.
(e) “Committee” means the Compensation Committee of the Board or any subcommittee or other plan administrator referred to in Section 3(e) to the extent of such delegation, as applicable.
(f) “Contributions” means the amount of Eligible Pay contributed by a Participant through payroll deductions or other payments that the Committee may permit a Participant to make to fund the exercise of rights to purchase Shares granted pursuant to the Plan. Without limitation, Contributions may include direct payments from a Participant as may be accepted by the Company, including to adjust for the Company’s delay or mistake in processing an enrollment form or in otherwise effecting a Participant’s election under the Plan or as advisable to comply with the requirements of Section 423 of the Code.
(g) “Eligible Employee” means any individual in an employee-employer relationship with the Company or a Participating Subsidiary for income tax and employment tax withholding and reporting purposes. For purposes of clarity, and unless otherwise required by Section 423 of the Code, the term “Eligible Employee” will not include the following, regardless of any subsequent reclassification as an employee by the Company or a Participating Subsidiary, any governmental agency, or any court: (i) any independent contractor; (ii) any consultant; (iii) any individual performing services for the Company or a Participating Subsidiary who has entered into an independent contractor or consultant agreement with the Company or a Participating Subsidiary; (iv) any individual performing services for the Company or a Participating Subsidiary under a purchase order, a supplier agreement or any other agreement that the Company or a Participating Subsidiary enters into for services; (v) any individual classified by the Company or a Participating Subsidiary as contract labor (such as contractors, contract employees, job shoppers), regardless of length of service; (vi) any individual whose base wage or salary is not processed for payment by the payroll department(s) or payroll provider(s) of the Company or a Participating Subsidiary; and (vii) any leased employee. For purposes of this Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Participating Subsidiary; provided, however, for purposes of Section 423 Offerings, where the period of leave exceeds three (3) months and the Participant’s right to reemployment is not guaranteed by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave. The Committee will have exclusive discretion to determine whether an individual is an Eligible Employee for purposes of the Plan.
(h) “Eligible Pay” shall be determined by the Committee, or its designee, in its discretion on a uniform and nondiscriminatory basis for any Offering Period provided that such amount is paid to an Eligible Employee directly by any Participating Subsidiary, consistent with the requirements of Code Section 423 for any Section 423 Offering. In addition, the Committee or its designee has the authority to make decisions about how Eligible Pay should be interpreted for Eligible Employees outside the United States.
(i) “Enrollment Period” means the period during which an Eligible Employee may elect to participate in the Plan, with such period generally occurring before the first day of each Offering Period, as prescribed by the Committee.
(j) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time, or any successor law thereto, and the regulations promulgated thereunder.
(k) “Fair Market Value” means, as of any date, the closing price as quoted on the securities exchange on which the Shares are listed on

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such date (or if there shall be no trading on such date, then on the immediately preceding date on which sales were made on the securities exchange on which the Shares are listed, or such other appropriate date as shall be determined by the Committee).
(l) “Initial Offering Period” means, unless otherwise established by the Committee, the Offering Period commencing on June 1, 2023 and concluding on November 15, 2023. The Initial Offering Period shall consist of a single Purchase Period which shall run concurrently with the Initial Offering Period.
(m) “Offering” means a Section 423 Offering or a Non-423 Offering of a right to purchase Shares under the Plan during an Offering Period. Unless otherwise determined by the Committee, each Offering under the Plan in which Eligible Employees of one or more Participating Subsidiaries may participate will be deemed a separate offering for purposes of Section 423 of the Code, even if the dates of the applicable Offering Periods of each such Offering are identical, and the provisions of the Plan will separately apply to each Offering. With respect to Section 423 Offerings, the terms of separate Offerings need not be identical provided that all Eligible Employees granted purchase rights in a particular Offering will have the same rights and privileges, except as otherwise may be permitted by Code Section 423; a Non-423 Offering need not satisfy such requirements.
(n) “Offering Period” means the periods established in accordance with Section 5 during which rights to purchase Shares may be granted pursuant to the Plan and Shares may be purchased on one or more Purchase Dates. Unless otherwise provided by the Committee, an Offering Period will commence on the first Trading Day of the relevant Offering Period and terminate on the last Trading Day of the relevant Offering Period.
(o) “Participant” means an Eligible Employee who elects to participate in the Plan.
(p) “Participating Subsidiary” means any Subsidiary or Affiliate, whether now existing or existing in the future, that has been designated by the Committee, or a delegate thereof as permitted by Applicable Laws, from time to time in its sole discretion, as eligible to participate in the Plan. The Committee may designate any Subsidiary or Affiliate as a Participating Subsidiary in a Non-423 Offering. For purposes of a Section 423 Offering, only the Company and any Subsidiary may be Participating Subsidiaries; provided, however, that at any given time, a Subsidiary that is a Participating Subsidiary under a Section 423 Offering will not be a Participating Subsidiary under a Non-423 Offering.
(q) “Purchase Date” means the last Trading Day of each Purchase Period (or such other Trading Day as the Committee may determine).
(r) “Purchase Period” means a period of time within an Offering Period, as may be specified by the Committee in accordance with Section 5, generally beginning on the first Trading Day of each Offering Period and ending on a Purchase Date. An Offering Period may consist of one or more Purchase Periods.
(s) “Purchase Price” means the purchase price at which Shares may be acquired on a Purchase Date and which will be set by the Committee; provided, however, that the Purchase Price for a Section 423 Offering will not be less than eighty-five percent (85%) of the lesser of (i) the Fair Market Value of the Shares on the first Trading Day of the Offering Period or (ii) the Fair Market Value of the Shares on the Purchase Date, unless otherwise permitted by the requirements of Section 423 of the Code.
(t) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(u) “Tax-Related Items” means any U.S. federal, state, and/or local taxes and/or any non-U.S. taxes (including, without limitation, income tax, social insurance contributions (or other similar contributions), payroll tax, payment on account) or other tax-related items arising in relation to the Participant’s participation in the Plan and legally applicable to a Participant.
(v) “Trading Day” means a day on which the principal exchange that Shares are listed on is open for trading.

2023 Proxy Statement	thermofisher.com	87

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V02715-P90084-Z84634

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THERMO FISHER SCIENTIFIC INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Marc N. Casper	☐	☐	☐
1b. Nelson J. Chai	☐	☐	☐
1c. Ruby R. Chandy	☐	☐	☐
1d. C. Martin Harris	☐	☐	☐
1e. Tyler Jacks	☐	☐	☐
1f. R. Alexandra Keith	☐	☐	☐
1g. James C. Mullen	☐	☐	☐
1h. Lars R. Sørensen	☐	☐	☐
1i. Debora L. Spar	☐	☐	☐
1j. Scott M. Sperling	☐	☐	☐
1k. Dion J. Weisler	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2:	**For**	**Against**	**Abstain**
2. An advisory vote to approve named executive officer compensation.	☐	☐	☐

The Board of Directors recommends you vote for 1 YEAR on the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
3. An advisory vote on the frequency of future named executive officer advisory votes.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 4, 5 and 6:	**For**	**Against**	**Abstain**
4. Ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP as the Company's independent auditors for 2023.	☐	☐	☐
5. Approval of the Company's Amended and Restated 2013 Stock Incentive Plan.	☐	☐	☐
6. Approval of the Company's 2023 Global Employee Stock Purchase Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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V02716-P90084-Z84634

THERMO FISHER SCIENTIFIC INC.
This proxy is solicited by the Board of Directors
ANNUAL MEETING OF THE SHAREHOLDERS TO BE
HELD ON MAY 24, 2023

The undersigned hereby appoints Marc N. Casper and Stephen Williamson, and each of them, proxies of the undersigned, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Thermo Fisher Scientific Inc. held of record by the undersigned on March 27, 2023, at the Annual Meeting of the Shareholders to be held virtually at www.virtualshareholdermeeting.com/TMO2023, on Wednesday, May 24, 2023 at 1:00 p.m. (Eastern Time), and at any adjournments thereof, as set forth on the reverse side hereof, and in their discretion upon any other business that may properly come before the meeting.

The Proxy will be voted as specified, or if no choice is specified, "FOR" the election of each of the nominees for director, "FOR" the approval of an advisory vote on our named executive officer compensation, "1 YEAR" for the approval of an advisory vote on the frequency of future named executive officer advisory votes, "FOR" ratification of the selection of independent auditors, "FOR" the approval of the Company's Amended and Restated 2013 Stock Incentive Plan, "FOR" the approval of the Company's 2023 Global Employee Stock Purchase Plan, and as said proxies deem advisable on such other matters as may properly come before the meeting.

Continued and to be signed on reverse side